                                                                Exhibit 10.27


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                                    AGREEMENT

                                       AND

                               PLAN OF COMBINATION

                                     between


                         EQUITY OFFICE HOLDINGS, L.L.C.


                                       and


                       ROCKEFELLER CENTER PROPERTIES, INC.






                         Dated as of September 11, 1995





--------------------------------------------------------------------------------

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                                TABLE OF CONTENTS


ARTICLE I

                                   DEFINITIONS . . . . . . . . . . . . . . .   1
     1.1.   Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE II

              INVESTMENT, RECAPITALIZATION AND PLAN OF COMBINATION . . . . .  10
     2.1.   Zell Investor Group. . . . . . . . . . . . . . . . . . . . . . .  10
     2.2.   Formation of NUREIT. . . . . . . . . . . . . . . . . . . . . . .  10
     2.3.   Investment Structure . . . . . . . . . . . . . . . . . . . . . .  11
     2.4.   Alternative Investment Structure . . . . . . . . . . . . . . . .  13
     2.5.   Goldman Sachs/Whitehall Liability. . . . . . . . . . . . . . . .  13

ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY. . . . . . .  13
     3.1.   Due Incorporation. . . . . . . . . . . . . . . . . . . . . . . .  14
     3.2.   Due Authorization. . . . . . . . . . . . . . . . . . . . . . . .  14
     3.3.   Consents and Approvals; Authority Relative to this Agreement . .  15
     3.4.   Capitalization . . . . . . . . . . . . . . . . . . . . . . . . .  16
     3.5.   Balance Sheet; Undisclosed Liabilities; Operations History . . .  17
     3.6.   Contracts, Permits; Intangible Rights. . . . . . . . . . . . . .  18
     3.7.   Directors, Officers and Employees. . . . . . . . . . . . . . . .  18
     3.8.   Employee Benefit Plans . . . . . . . . . . . . . . . . . . . . .  18
     3.9.   Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
     3.10.  No Defaults or Violations. . . . . . . . . . . . . . . . . . . .  21
     3.11.  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
     3.12.  Brokers. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
     3.13.  Accuracy of Statements . . . . . . . . . . . . . . . . . . . . .  21
     3.14.  Environmental Matters.   . . . . . . . . . . . . . . . . . . . .  22
     3.15.  Proxy/Registration Statement . . . . . . . . . . . . . . . . . .  23
     3.16.  Use of Proceeds; Margin Stock. . . . . . . . . . . . . . . . . .  24
     3.17.  Government Regulation. . . . . . . . . . . . . . . . . . . . . .  24
     3.18.  Ownership of Assets. . . . . . . . . . . . . . . . . . . . . . .  24
     3.19.  No Pending Condemnation or Eminent Domain. . . . . . . . . . . .  25
     3.20.  Subordination of Certain Leases. . . . . . . . . . . . . . . . .  25

ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF EOH . . . . . . . . .  25
     4.1.   Due Existence. . . . . . . . . . . . . . . . . . . . . . . . . .  25
     4.2.   Due Authorization. . . . . . . . . . . . . . . . . . . . . . . .  25
     4.3.   Consents and Approvals; Authority Relative to this Agreement . .  26
     4.4.   Brokers. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
     4.5.   Proxy/Registration Statement . . . . . . . . . . . . . . . . . .  26
     4.6.   Disney Investment. . . . . . . . . . . . . . . . . . . . . . . .  27

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ARTICLE V

                                    COVENANTS. . . . . . . . . . . . . . . .  27
     5.1.   Implementing Agreement; Notification . . . . . . . . . . . . . .  27
     5.2.   Access to Information and Facilities . . . . . . . . . . . . . .  28
     5.3.   Ordinary Course. . . . . . . . . . . . . . . . . . . . . . . . .  28
     5.4.   Consents and Approvals . . . . . . . . . . . . . . . . . . . . .  29
     5.5.   Proxy/Registration Statement . . . . . . . . . . . . . . . . . .  29
     5.6.   Confidentiality. . . . . . . . . . . . . . . . . . . . . . . . .  32
     5.7.   Exclusivity. . . . . . . . . . . . . . . . . . . . . . . . . . .  33
     5.8.   Public Announcements . . . . . . . . . . . . . . . . . . . . . .  33
     5.9.   Bankruptcy Cases . . . . . . . . . . . . . . . . . . . . . . . .  33
     5.10.  New Leases . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
     5.11.  Formation of Subsidiaries. . . . . . . . . . . . . . . . . . . .  34
     5.12.  Amendment of Certificate of Incorporation. . . . . . . . . . . .  34
     5.13.  Borrower's Case. . . . . . . . . . . . . . . . . . . . . . . . .  35
     5.14.  Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
     5.15.  Consolidation, Merger, Sale or Purchase of Assets. . . . . . . .  35
     5.16.  Advances, Investments and Loans. . . . . . . . . . . . . . . . .  36
     5.17.  Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
     5.18.  Modifications to Mortgage Documents or Conversion. . . . . . . .  36
     5.19.  Modification of Indebtedness . . . . . . . . . . . . . . . . . .  36
     5.20.  Notice of Default. . . . . . . . . . . . . . . . . . . . . . . .  36
     5.21.  NUREIT Financing . . . . . . . . . . . . . . . . . . . . . . . .  37

ARTICLE VI

                      CONDITIONS PRECEDENT TO OBLIGATIONS
                   OF EOH, THE ZELL INVESTOR GROUP AND NUREIT. . . . . . . .  37
     6.1.   Warranties True as of Both Present Date and Closing Date . . . .  37
     6.2.   Compliance with Agreements and Covenants . . . . . . . . . . . .  37
     6.3.   Documents. . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
     6.4.   Actions or Proceedings.. . . . . . . . . . . . . . . . . . . . .  38
     6.5.   Effective Proxy/Registration Statement . . . . . . . . . . . . .  38
     6.6.   Shareholder Approval . . . . . . . . . . . . . . . . . . . . . .  38
     6.7.   Board Approval . . . . . . . . . . . . . . . . . . . . . . . . .  38
     6.8.   Fairness Opinion . . . . . . . . . . . . . . . . . . . . . . . .  38
     6.9.   Material Adverse Change. . . . . . . . . . . . . . . . . . . . .  38
     6.10.  Closing Date . . . . . . . . . . . . . . . . . . . . . . . . . .  38
     6.11.  Restructuring. . . . . . . . . . . . . . . . . . . . . . . . . .  39
     6.12.  Payment Pursuant to Initial Investment Agreement . . . . . . . .  39
     6.13.  NYSE Listing . . . . . . . . . . . . . . . . . . . . . . . . . .  39
     6.14.  NUREIT Financing . . . . . . . . . . . . . . . . . . . . . . . .  39
     6.15.  Initial Investment Agreement . . . . . . . . . . . . . . . . . .  40

ARTICLE VII

               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY. . . . . .  40
     7.1.   Warranties True as of Both Present Date and Closing Date . . . .  40
     7.2.   Compliance with Agreements and Covenants . . . . . . . . . . . .  40

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     7.3.   Documents. . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
     7.4.   Actions or Proceedings . . . . . . . . . . . . . . . . . . . . .  40
     7.5.   Board of Trustees of NUREIT. . . . . . . . . . . . . . . . . . .  41
     7.6.   Effective Proxy/Registration Statement.  . . . . . . . . . . . .  41
     7.7.   Shareholder Approval . . . . . . . . . . . . . . . . . . . . . .  41
     7.8.   Fairness Opinion . . . . . . . . . . . . . . . . . . . . . . . .  41
     7.9.   Restructuring. . . . . . . . . . . . . . . . . . . . . . . . . .  41
     7.10.  NYSE Listing . . . . . . . . . . . . . . . . . . . . . . . . . .  41
     7.11.  NUREIT Financing . . . . . . . . . . . . . . . . . . . . . . . .  42
     7.12.  Compliance with Initial Investment Agreement . . . . . . . . . .  42
     7.13.  NUREIT Performance . . . . . . . . . . . . . . . . . . . . . . .  42
     7.14.  Directors' and Officers' Indemnification and Insurance . . . . .  42
     7.15.  Closing Date . . . . . . . . . . . . . . . . . . . . . . . . . .  42

ARTICLE VIII

                                     CLOSING . . . . . . . . . . . . . . . .  42
     8.1.   Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
     8.2.   Deliveries by the Company. . . . . . . . . . . . . . . . . . . .  43
     8.3.   Deliveries by NUREIT . . . . . . . . . . . . . . . . . . . . . .  45
     8.4.   Post-Closing Obligations . . . . . . . . . . . . . . . . . . . .  47
     8.5.   Company Post-Closing Activities. . . . . . . . . . . . . . . . .  48

ARTICLE IX

                                   TERMINATION . . . . . . . . . . . . . . .  49
     9.1.   Termination. . . . . . . . . . . . . . . . . . . . . . . . . . .  49
     9.2.   Effect of Termination. . . . . . . . . . . . . . . . . . . . . .  51

ARTICLE X

                                 INDEMNIFICATION . . . . . . . . . . . . . .  51
     10.1.  Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
     10.2.  Indemnification by Company . . . . . . . . . . . . . . . . . . .  51
     10.3.  Indemnification by NUREIT. . . . . . . . . . . . . . . . . . . .  52
     10.4.  Special Indemnification by NUREIT. . . . . . . . . . . . . . . .  52
     10.5.  Proxy/Registration Statement Indemnification . . . . . . . . . .  53
     10.6.  Contribution . . . . . . . . . . . . . . . . . . . . . . . . . .  55
     10.7.  Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
     10.8.  Notice of Third Party Claims; Assumption of Defense. . . . . . .  56
     10.9.  Settlement or Compromise . . . . . . . . . . . . . . . . . . . .  57
     10.10. Failure of Indemnifying Person to Act. . . . . . . . . . . . . .  57
     10.11. Escrow Agreement . . . . . . . . . . . . . . . . . . . . . . . .  57

ARTICLE XI

                                  MISCELLANEOUS. . . . . . . . . . . . . . .  58
     11.1.  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
     11.2.  Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
     11.3.  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
     11.4.  Effect of Investigation. . . . . . . . . . . . . . . . . . . . .  60
     11.5.  Waivers. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
     11.6.  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . .  60

     11.7.  Interpretation . . . . . . . . . . . . . . . . . . . . . . . . .  60
     11.8.  Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . .  60
     11.9.  Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
     11.10. No Third Party Beneficiaries . . . . . . . . . . . . . . . . . .  61
     11.11. Publicity. . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
     11.12. Further Assurances . . . . . . . . . . . . . . . . . . . . . . .  61
     11.13. Severability . . . . . . . . . . . . . . . . . . . . . . . . . .  61
     11.14. Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
     11.15. Entire Understanding . . . . . . . . . . . . . . . . . . . . . .  62
     11.16. No Presumption Against Drafter . . . . . . . . . . . . . . . . .  62
     11.17. Substitute Fee . . . . . . . . . . . . . . . . . . . . . . . . .  62
     11.18. Special Expense Reimbursement. . . . . . . . . . . . . . . . . .  62

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                             EXHIBITS AND SCHEDULES


Schedule 2.2(c)       Declaration of Trust and By-Laws
Schedule 2.3(b)       Terms of First Mortgage Loan
Schedule 2.3(e)       Company Liabilities Paid Off at Closing
Schedule 2.3(f)       Liabilities of the Company to be Assumed by NUREIT
Schedule 3.3(a)(i)    Consents and Approvals for Execution
Schedule 3.3(a)(ii)   Consents and Approvals for Completion
Schedule 3.3(b)       Conflicts
Schedule 3.5(a)       Deviations From GAAP in Balance Sheet
Schedule 3.5(b)       Liabilities or Claims
Schedule 3.5(c)       Operations History
Schedule 3.6(a)       Contracts and Permits
Schedule 3.6(b)       Intangible Rights
Schedule 3.7          Directors, Officers and Employees
Schedule 3.8          Employee Benefit Plans
Schedule 3.9          Taxes
Schedule 3.10         Defaults and Violations
Schedule 3.11         Litigation
Schedule 3.14         Environmental Matters
Schedule 3.16         Use of Proceeds
Schedule 4.3(a)       Certain Other Consents and Approvals
Schedule 4.3(b)       Certain Other Conflicts
Schedule 8.2(a)(ii)   Form of Officers' Certificate
Schedule 8.2(a)(iii)  Form of Secretary's Certificate
Schedule 8.3(b)       Form of NUREIT's Certificate

                        AGREEMENT AND PLAN OF COMBINATION

     THIS AGREEMENT AND PLAN OF COMBINATION is made as of the 11th day of September, 1995, by and between EQUITY OFFICE HOLDINGS, L.L.C., a Delaware limited liability company ("EOH"), and ROCKEFELLER CENTER PROPERTIES, INC., a Delaware corporation (the "Company"). Certain capitalized terms used herein are defined in ARTICLE I.

                              W I T N E S S E T H:

     WHEREAS, the Company owns a $1.3 billion loan (as more particularly described herein, the "Mortgage Note") on property in New York, New York commonly known as "Rockefeller Center". Rockefeller Center is owned by Rockefeller Center Properties ("RCP") with RCP Associates ("RCPA"; RCP and RCPA being referred to herein collectively as the "Borrower"), each a New York partnership under the control of Rockefeller Group, Inc. ("RGI"), a New York corporation.

     WHEREAS, the Borrower has filed for protection under Chapter 11 of the Bankruptcy Code in proceedings (the "Borrower's Chapter 11 Case") pending in the United States Bankruptcy Court for the Southern District of New York (Case Nos. 95B42088 and 95B42089), and has stopped making payments under the Mortgage Loan; consequently, the Mortgage Loan is in default.

     WHEREAS, EOH and the Company have heretofore entered into a letter agreement dated August 16, 1995 concerning an investment in NUREIT (as hereinafter defined) by EOH, the Company and others.

     WHEREAS, the Company and Zell/Merrill Lynch Real Estate Opportunity Partners Limited Partnership III, an Illinois limited partnership ("ZML") have entered into an Investment Agreement dated August 18, 1995 (the "Initial Investment Agreement") pursuant to which ZML has loaned $10 million to the Company and, subject to the terms and conditions of the Initial Investment Agreement, could be required to purchase $23 million of Common Stock of the Company.

     THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and warranties herein contained, the parties agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     1.1. DEFINITIONS. The following terms shall have the following meanings for the purposes of this Agreement:

     "Affiliate" shall mean, with respect to any specified Person, any other Person which, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such specified Person.

     "Agreement" shall mean this Agreement and Plan of Combination, including all exhibits and schedules hereto, as it may be amended from time to time.

     "Alternative Transaction" shall mean (i) a sale of stock or assets, financing, refinancing, recapitalization, restructuring, liquidation, dissolution, reorganization, merger, consolidation, transfer, foreclosure, deed in lieu of foreclosure or other business combination or similar transaction (or series of transactions) involving the Company, the Borrower, the Mortgage Note, the Mortgage, and/or the Property and involving or having a value of at least $100 million, whether pursuant to or in the context of a proceeding in a Bankruptcy Court or otherwise, or (ii) a confirmed plan of reorganization pursuant to Chapter 11 of the Bankruptcy Code for the Company or RCP and RCPA. It is understood and agreed that, without limiting the generality of the foregoing, a reinstatement, restructuring or "cram down" pursuant to 11 U.S.C.
Section 1129(b) of the Mortgage Note and the Mortgage would constitute an Alternative Transaction.

     "Balance Sheet" shall mean the audited balance sheet of the Company as of December 31, 1994 (including all notes thereto), filed with the Commission as part of the Company's Annual Report on Form 10-K for the year ended December 31, 1994.

     "Bankruptcy Code" shall mean the Bankruptcy Code in Title 11 of the United States Code.

     "Bankruptcy Court" shall mean the applicable court presiding over either the Borrower Chapter 11 Case or any Company
Chapter 11 Case, as the case may be.

     "Bankruptcy Motion" shall have the meaning ascribed to it IN SECTION 5.9.

     "Borrower" shall mean RCP and RCPA, collectively.

     "Borrower's Chapter 11 Case" shall mean Borrower's filing for protection under Chapter 11 of the Bankruptcy Code in proceedings pending before the United States Bankruptcy Court for the Southern District of New York (Case Nos. 95B42088 and 95B42089).

     "Borrower Pleadings" shall have the meaning ascribed to it in SECTION 5.13 hereof.

     "Business Day" shall mean any day of the year other than (i) any Saturday or Sunday or (ii) any other day on which banks located in Illinois or New York are closed for business.

     "Certificate of Incorporation" shall mean the Restated Certificate of Incorporation of the Company, as amended.

     "Closing" shall mean the consummation of the transactions contemplated herein in accordance with ARTICLE VIII.

     "Closing Date" shall mean the date on which the Closing occurs.

     "Code" shall mean the United States Internal Revenue Code of 1986, as amended.

     "Common Stock" shall mean the common stock, $.01 par value per share, of the Company.

     "Commission" shall mean the Securities and Exchange Commission of the United States of America.

     "Company" shall mean Rockefeller Center Properties, Inc., a Delaware corporation.

     "Company Chapter 11 Case" shall mean any proceeding by the Company initiated for protection under Chapter 11 of the Bankruptcy Code as directed by the Board of Directors of the Company.

     "Company Parties" shall have the meaning ascribed to it in SECTION 5.7 hereof.

     "Company SARs" means the stock appreciation rights issued pursuant to the Company Stock Appreciation Rights Agreement.

     "Company Stock Appreciation Rights Agreement" means the Stock Appreciation Rights Agreement dated December 18, 1994 between the Company and Chemical Bank, entered into in connection with the Goldman Loan Agreement.

     "Consensual Transaction" shall mean the consummation of the Investment contemplated under this Agreement in connection with a transaction with the Borrower relating to the Property which has been agreed upon by the Borrower, EOH and the Company in conformance with discussions heretofore had with the Borrower.

     "Consideration Securities" shall mean the 38,260,704 Shares, 4,603,957 NUREIT Warrants and 5,923,713 NUREIT SARs to be issued to the Company pursuant to this Agreement. If the Company does not require the purchase of the Initial Shares and Subsequent Shares, then the number of NUREIT Warrants and NUREIT SARs shall be 4,155,927 and 5,349,541, respectively; and if some but not all of the Initial Shares and/or Subsequent Shares are purchased, such number shall be adjusted correspondingly.

     "Contract" shall mean any contract, lease, commitment, understanding, sales order, purchase order, agreement, indenture, mortgage, note, bond, right, warrant, instrument or plan, whether written or oral.

     "Dollars" or numbers preceded by the symbol "$" shall mean amounts in United States Dollars.

     "Environmental Laws" shall have the meaning ascribed to it in SECTION 3.14 hereof.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "Escrow Agreement" and "Escrow Account" shall each have the respective meanings ascribed to them in SECTION 10.10 hereof.

     "First Mortgage Loan" shall have the meaning ascribed to it in SECTION 2.3.

     "GAAP" shall mean U.S. generally accepted accounting principles at the time in effect.

     "Goldman Loan Agreement" means the Loan Agreement between the Company, the lender parties thereto and Goldman Sachs Mortgage Company, as Agent, dated as of December 18, 1994.

     "Goldman Sachs/Whitehall" shall mean, collectively, Goldman Sachs & Co., Goldman Sachs Mortgage Company and Whitehall Real Estate Limited Partnership V and Affiliates and successors thereof.

     "Governmental Authority" shall mean the government of the United States or any foreign country or any state or political subdivision thereof and any entity, body or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including quasi-governmental entities established to perform such functions.

     "Hazardous Materials" shall have the meaning ascribed to it in SECTION 3.14 hereof.

     "Indebtedness" shall mean, with respect to any Person, all liabilities and obligations of such Person consisting of or arising under (a) indebtedness for borrowed money, (b) notes payable, debentures, debt securities and drafts accepted representing extensions of credit, whether or not representing obligations for borrowed money, (c) any obligation owed for all or any part of the deferred purchase price of property or services, (d) obligations and liabilities of another Person secured by a Lien upon property owned by such Person, (e) any direct or indirect obligation, contingent or otherwise, with respect to any indebtedness or other obligation or liability of any other Person, other than any obligations under any subordination and nondisturbance agreements entered into by the Company with any tenants at the Property, (f) liabilities under any letters of credit, (g) obligations with respect to leases required to be accounted for as capital leases under GAAP and (h) all interest and other financing costs relating to any of the foregoing.

     "Indemnified Person" shall mean the Person or Persons entitled to, or claiming a right to, indemnification under ARTICLE X.

     "Indemnifying Person" shall mean the Person or Persons claimed by the Indemnified Person to be obligated to provide indemnification under ARTICLE X.

     "Initial Investment Agreement" shall mean that Investment Agreement between the Company and ZML dated as of August 18, 1995.

     "Initial Shares" shall mean those "Initial Shares" of Common Stock issued by the Company to ZML as defined in and pursuant to the Initial Investment Agreement.

     "Insider Debt" shall have the meaning ascribed to it in SECTION 2.3.

     "Intangible Rights" shall have the meaning ascribed to it in SECTION
3.6(b).

     "Investment" shall have the meaning ascribed to it in SECTION 2.4.

     "Law" shall mean any law, statute, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agreed or imposed by any Governmental Authority.

     "Lien" shall mean any mortgage, lien (except for any lien for taxes not yet due and payable), charge, restriction, pledge, security interest, option, lease or sublease, easement, encroachment or encumbrance.

     "Loss" or "Losses" shall mean any and all liabilities, losses, costs, claims, damages, penalties and expenses (including attorneys' fees and expenses and costs of investigation and litigation). In the event any of the foregoing are indemnifiable hereunder, the terms "Loss" and "Losses" shall include any and all reasonable attorneys' fees and expenses and costs of investigation and litigation incurred by the Indemnified Person in enforcing such indemnity.

     "Mortgage" means, collectively, the Mortgage and Security Agreement, dated as of September 19, 1985, by RCPA and RCP to the Company, the Consolidation, Extension, Modification and Spreader Agreement, dated as of September 19, 1985, among RCPA, RCP and the Company, recorded with and certified by the City Register of the City of New York, and the Assignment of Rents, dated as of September 19, 1985, by RCPA and RCP to the Company, recorded with and certified by the City Register of the City of New York, each as amended from time to time.

     "Mortgage Note" means, collectively, the Mortgage Note, dated as of September 19, 1985, in the amount of $1,255,160,004, in favor of the Company and the Consolidated Mortgage Note, dated as of September 19, 1985, in the amount of $44,839,996, each as amended from time to time.

     "1985 Loan Agreement" means the Loan Agreement dated as of September 19, 1985 among the Company, RCPA and RCP, as amended from time to time.

     "1934 Act" shall have the meaning ascribed to it in SECTION 5.5.

     "1934 Act Regulations" shall have the meaning ascribed to it in
SECTION 5.5.

     "1933 Act" shall have the meaning ascribed to it in SECTION 5.5.

     "1933 Act Regulations" shall have the meaning ascribed to it in
SECTION 5.5.

     "Non-Consensual Transaction" shall mean the consummation of the Investment contemplated under this Agreement which does not involve a Consensual Transaction.

     "Note" shall mean the Promissory Note from the Company to ZML in the amount of $10,000,000, dated August 29, 1995.

     "NUREIT" shall have the meaning ascribed to it in SECTION 2.2.

     "NUREIT Indemnified Parties" shall mean EOH, ZML, the Zell Investor Group, NUREIT and their respective Affiliates, officers, directors, trustees, employees and partners.

     "NUREIT SARs" shall mean the stock appreciation rights issued by NUREIT pursuant to the NUREIT Stock Appreciation Rights Agreement, which shall be valued in a manner equivalent to the method of valuation of Warrants with reference to the corresponding share appreciation rights issued by the Company in connection with the Goldman Loan Agreement, and which shall expire on December 31, 2007.

     "NUREIT Stock Appreciation Rights Agreement" shall mean the Stock Appreciation Rights Agreement to be entered into between NUREIT and an agent to be selected on or prior to the Closing Date.

     "NUREIT Warrant Agreement" shall mean the Warrant Agreement entered into between NUREIT and an agent to be selected on or prior to the Closing Date.

     "NUREIT Warrants" shall mean the warrants issued by NUREIT pursuant to the NUREIT Warrant Agreement, which shall have an exercise price equal to the exercise price of the corresponding Warrants and shall expire on December 31, 2007.

     "Person" shall mean any individual, corporation, proprietorship, firm, partnership, limited partnership, limited liability company, limited liability partnership, trust, association or other entity.

     "Permitted Liens" means (i) Liens created in connection with the Goldman Loan Agreement or the "Loan Documents" as defined therein; (ii) Liens for taxes not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves have been established (and as to which the property subject to such Lien is not yet subject to foreclosure, sale or loss on account thereof); (iii) Liens in respect of property imposed by law arising in the ordinary conduct of business such as materialmen's, mechanics', warehousemen's and other like Liens; provided that such Liens secure only amounts not yet due and payable or amounts being contested in good faith or which will be contested in good faith if necessary, appropriate or desirable by appropriate proceedings for which adequate reserves have been established (and as to which the property subject to such lien is not yet subject to foreclosure, sale or loss on account thereof); (iv) pledges or deposits made to secure payment under worker's compensation insurance, unemployment insurance, pensions, social security programs, public liability laws or similar legislation; (v) Liens arising from good faith deposits in connection with or to secure performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (other than obligations in respect of the payment of borrowed money); (vi) easements, rights-of-way, restrictions (including zoning restrictions), defects or irregularities in title and other similar charges or encumbrances not, in any material respect, interfering with the ordinary course of business of the Company; (vii) leases or subleases granted to others, whether existing now or hereafter entered into, in the ordinary conduct of business, not, in any material respect, interfering with the ordinary conduct of business of the Company or as otherwise approved by the Bankruptcy Court having jurisdiction thereover; (viii) any attachment or judgment lien, unless the judgment it secures shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 30 days after the expiration of any such stay; and (ix) Liens imposed upon the Real Estate in connection with the resolution of the bankruptcy of RCP and RCPA.

     "Plans" shall have the meaning ascribed to it in SECTION 3.8 hereof.

     "Property" shall mean the real property identified in Exhibit A to the Mortgage, but excluding any Development Rights (as defined therein) available to the land identified in Exhibit A and Exhibit C thereto and the area identified in Exhibit B thereto.

     "Prospectus" shall have the meaning ascribed to it in SECTION 3.15.


     "Proxy/Registration Statement" shall mean that Proxy/Registration Statement on Form S-4 filed with the Commission by both the Company and NUREIT.

     "Purchase Option" means the Purchase Option, dated as of September 19, 1985, among RCPA, RCP and the Company.

     "Purchase Price" shall mean (i) either (a) $151,400,000 in cash in the event of a Consensual Transaction or (b) $136,400,000 in cash in the event of a Non-Consensual transaction, plus (ii) the Consideration Securities.

     "REIT" shall have the meaning ascribed to it in SECTION 3.1.

     "RCP" shall mean Rockefeller Center Properties, a general partnership formed under the General Partnership Law of the State of New York.

     "RCPA" shall mean RCP Associates, a limited partnership formed under the Limited Partnership Law of the State of New York.

     "RCPI's Borrower Plan" shall mean the Company's plan of reorganization for the Borrower as filed with the Bankruptcy Court having jurisdiction over the Borrower's Chapter 11 Case.

     "Regulation G, T, U or X" shall mean, respectively, Regulation G, T, U and X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

     "RGI" shall mean Rockefeller Group, Inc., a New York corporation and the managing general partner of both RCP and RCPA.

     "Second Mortgage Loan" shall have the meaning ascribed to it in SECTION
2.3.

     "Shares" shall mean the common shares of beneficial interest, par value $.01 per share, of NUREIT.

     "Special Indemnified Parties" shall have the meaning ascribed to it in
SECTION 10.4 hereof.

     "Subsequent Shares" shall mean those "Subsequent Shares" of Common Stock issued by the Company to ZML as defined in and pursuant to the Initial Investment Agreement.

     "Subsidiary" of any Person shall mean, with respect to such Person, (i) any corporation more than 25% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (ii) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than a 25% equity interest at any time.

     "Taxes" shall mean all taxes, charges, fees, duties, levies or other assessments, including income, gross receipts, net proceeds, ad valorem, turnover, real and personal property (tangible and intangible), sales, use, franchise, excise, value added, stamp, leasing, lease, user, transfer, fuel, excess profits, occupational, windfall profits, severance, employee's income withholding, other withholding, unemployment and Social Security taxes, which are imposed by any Governmental Authority, and such term shall include any interest, penalties or additions to tax attributable thereto.

     "Tax Return" shall mean any report, return or other information required to be supplied to a Governmental Authority in connection with any Taxes.

     "Tax Statute of Limitations Date" shall mean the close of business on the day after the expiration of the applicable statute of limitations with respect to Taxes, including any extensions thereof agreed to in writing by the Company or an Affiliate thereof (or if such date is not a Business Day, the next Business Day).

     "Title Insurance" means (i) the title insurance policy set forth in
Schedule III to the Collateral Trust Agreement by and among the Company and Bankers Trust Company and Gary R. Vaughan, Trustees, dated as of December 29, 1994 and (ii) the title insurance policy described in the Letter Agreement dated as of December 29, 1994 regarding the assignment by the Company of its title insurance benefits to the Trustees referred to in clause (i) above.

     "Warrant Agreement" means the Warrant Agreement dated December 18, 1994 between the Company and Chemical Bank, entered into in connection with the Goldman Loan Agreement.

     "Warrants" means the warrants for the purchase of shares of Common Stock issued pursuant to the Warrant Agreement.

     "Zell Investor Group" shall have the meaning ascribed to it in SECTION 2.1 hereof.

     "ZML" means Zell/Merrill Lynch Real Estate Opportunity Partners Limited Partnership III.


                                   ARTICLE II

              INVESTMENT, RECAPITALIZATION AND PLAN OF COMBINATION

     2.1. ZELL INVESTOR GROUP. Prior to Closing, EOH shall cause to be formed a partnership, limited liability company or other entity composed of an Affiliate of ZML and other institutional investors (by way of illustration but without limitation, banks, savings and loans or other financial institutions, insurance companies, public and private pension funds, it being understood that the Company shall have a right of reasonable approval over non-institutional investors), such entity being referred to herein as the "Zell Investor Group". At or prior to the Closing, EOH shall deliver to the Company a list of the Persons constituting the Zell Investor Group.

     2.2.  FORMATION OF NUREIT.

     (a) Prior to Closing, EOH shall cause the Zell Investor Group to form a Maryland real estate investment trust or other entity ("NUREIT") that would qualify for Federal tax purposes as a real estate investment trust. The initial shareholder of NUREIT shall be the Zell Investor Group.

     (b) At the Closing, NUREIT shall be capitalized by the Zell Investor Group (i) in the event of a Consensual Transaction with an aggregate of $265,000,000 in cash or (ii) in the event of a Non-Consensual Transaction, an aggregate of $250,000,000 in cash. In the event of either a Consensual Transaction or a Non-Consensual Transaction, $250,000,000 of the capitalization of NUREIT will be represented by the purchase by the Zell Investor Group of 45,454,545 Shares, based upon a purchase price of $5.50 per Share. In the event that the Initial Shares and/or the Subsequent Shares purchased by ZML, if any, pursuant to the Initial Investment Agreement are not repurchased by the Company for the purchase price paid by ZML, then the amount of cash to be contributed by the Zell Investor Group shall be reduced and the per Share purchase price shall be equitably adjusted to maintain the Zell Investor Group's approximate 50% economic interest in NUREIT in a manner reasonably acceptable to the Company and the Zell Investor Group.

     (c) Copies of the Declaration of Trust and By-laws, in substantially the form to be filed or adopted on behalf of or by NUREIT, are attached hereto in
SCHEDULE 2.2(c). As of the Closing Date, NUREIT shall have (i) not conducted any activities other than activities incident to its organization and activities contemplated by this Agreement and (ii) no liabilities other than those liabilities expressly incurred or assumed pursuant to this Agreement and the transactions contemplated hereby.

     2.3. INVESTMENT STRUCTURE. Upon approval of RCPI's Borrower Plan as set forth therein, the following transactions shall occur:

     (a) Prior to the Closing, in anticipation of a split of the Mortgage and Mortgage Note into a $694 million first mortgage loan (the "First Mortgage Loan") and a $606 million second mortgage loan (the "Second Mortgage Loan"), upon terms and conditions reasonably acceptable to the Company and the Zell Investor Group, NUREIT will arrange for a new third-party lender to purchase at the Closing the $694 million First Mortgage Loan for $694 million cash.

     (b) At the Closing, the existing Mortgage and Mortgage Note shall be amended and restated and split into (i) the $694 million First Mortgage Loan upon (A) the terms and conditions set forth in SCHEDULE 2.3(b) hereto and (B) such other terms and conditions as may be required by the new third-party lender and reasonably acceptable to each of the Zell Investor Group and the Company; and (ii) the $606 million Second Mortgage Loan. The Company shall at the Closing sell the $694 million First Mortgage Loan to such new third-party lender for $694 million cash. The terms and conditions of such sale shall be reasonably acceptable to the Company and to the Zell Investor Group.

     (c) Immediately subsequent thereto, in exchange for the Purchase Price, NUREIT will acquire the $606 million Second Mortgage Loan.

     (d) RCPI's Borrower Plan shall provide for the acquisition, directly or indirectly, by NUREIT of the Property by succeeding to all of the outstanding partnership interests in each of RCP and RCPA (free of transfer taxes pursuant to RCPI's Borrower Plan), maintaining the legal validity of the Mortgage and the Mortgage Note, and for the settlement of all of the Borrower's obligations other than obligations owed to Affiliates of and entities related to Borrower, whether arising from direct claims or from claims arising from the rejection of leases or other executory contracts (the "Insider Debt") and obligations covered by insurance.

     (e) Utilizing an escrow to accomplish essentially simultaneous transactions, and subject to SECTION 2.5 hereof, the Company shall then use the aggregate cash proceeds from the sale of the First Mortgage Loan and the Purchase Price as follows:

           (i) To pay all amounts required to retire the Company's Convertible Debentures (including the Zero Coupon Convertible Debentures due 2000, which may alternatively, at the option of EOH and the Company, each acting reasonably, remain outstanding, in which event NUREIT would assume the obligations of the Company in respect thereof as required by the applicable documents and the $694 million First Mortgage Loan and the cash proceeds from the sale thereof would be reduced correspondingly);

           (ii) To pay all Indebtedness owed to Goldman Sachs/Whitehall at par;

           (iii)    To pay off the other Company obligations as set forth on
                    SCHEDULE 2.3(e) hereto; and

           (iv) In the event of a Consensual Transaction, to deposit $15 million into the Escrow Account.

     (f) At the Closing, EOH shall cause NUREIT to assume the liabilities of the Company as set forth on SCHEDULE 2.3(f) hereto; PROVIDED, HOWEVER, that NUREIT shall in no event assume or be liable for any liabilities incurred by the Company or arising subsequent to the Closing Date.

     (g) RCPI's Borrower Plan shall provide for (i) the assumption by Borrower of certain leases, and cure amounts relating thereto, (ii) the assumption or rejection of leases or executory contracts as determined by agreement of EOH and the Company and (iii) a "pot plan" of $30 million to be funded by NUREIT to provide for third party creditors' claims.

     (h) The Insider Debt shall be extinguished or subordinated to all other Indebtedness of Borrower.

     (i) The Radio City Music Hall lease and the existing arrangements for the management and leasing of the Property, the operation of the parking garage and the provision of telecommunications services shall be extinguished; it being understood and agreed that the ability to extinguish such agreements is a material part of RCPI's Borrower Plan and the Zell Investor Group's willingness to consummate the Investment.

     (j) The Company shall repurchase at the Closing the Initial Shares and/or the Subsequent Shares purchased by ZML pursuant to the Initial Investment Agreement for the purchase price paid by ZML, PROVIDED, HOWEVER, that in the event that the Company shall not repurchase the Initial Shares and/or Subsequent Shares, then the amount of cash contributed to NUREIT by the Zell Investor Group shall be reduced and the per Share purchase price to be paid by the Zell Investor Group shall be equitably adjusted to maintain the Zell Investor Group's approximate 50% economic interest in NUREIT in a manner reasonably acceptable to the Company and the Zell Investor Group.

     (k) The Company shall then proceed with its plan of liquidation after providing for its remaining liabilities as set forth herein.

     (l) Notwithstanding the foregoing, in the event of a Non-Consensual Transaction, the Company shall deposit 2,727,273 Shares to the Escrow Account as defined in and pursuant to SECTION 10.11.

     (m) To the extent that liabilities for existing Indebtedness increase through March 31, 1996 in the ordinary course of business, the capital structure of NUREIT shall be adjusted solely to increase the First Mortgage Loan to an amount not in excess of $700 million and a reduction in the working capital of NUREIT.

     2.4. ALTERNATIVE INVESTMENT STRUCTURE. The Company and EOH acknowledge that it may be desirable to alter the basic structure outlined in SECTION 2.3 by, for example, using participation agreements, a trust or other mutually acceptable vehicles in lieu of splitting the Mortgage and Mortgage Note, providing for the interests in the Borrower to be transferred prior to the splitting of the Mortgage and Mortgage Note or otherwise altering the sequence in which the various parts of the Investment (as hereinafter defined) may occur, and agree that each shall act in good faith and in a reasonable manner in approving any such alteration to the structure so long as the alteration shall not adversely affect the economic benefits or costs to it of the Investment as contemplated by SECTION 2.3 hereof. The transactions described in this ARTICLE II, or any other similar transaction proposed by EOH or the Zell Investor Group and agreed to by the Company and pursued to completion, shall be referred to herein as the "Investment."

     2.5. GOLDMAN SACHS/WHITEHALL LIABILITY. Notwithstanding anything to the contrary in this Agreement or the form of Investment pursuant to either SECTION
2.3 or SECTION 2.4 hereof, any and all dilution, damages and additional costs or expenses relating to or arising out of contractual agreements with Goldman Sachs/Whitehall (or any of them) in existence prior to the Closing Date (a) shall be borne by, be the responsibility of, and be satisfied by, the Company solely out of the Purchase Price (or proceeds thereof) and neither EOH, the Zell Investor Group nor NUREIT shall have any responsibility or liability, or incur any Losses, in connection therewith, and (b) the approximate 50% economic interest in NUREIT to be held by the Zell Investor Group immediately subsequent to the Closing pursuant to this ARTICLE II shall not be materially altered and any economic adjustments necessary to maintain such percentage economic interest in NUREIT shall be borne by, be the responsibility of, and be satisfied by, the Company solely out of the Purchase Price (or proceeds thereof).

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to EOH, the Zell Investor Group and NUREIT as of the date of this Agreement, and acknowledges the reliance of each of EOH, the Zell Investor Group and NUREIT upon each of the representations and warranties contained herein in connection with the execution and delivery of this Agreement, as follows:

     3.1.  DUE INCORPORATION.

     (a) The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware with all requisite power and authority to engage in its business as currently conducted and to own the assets or properties currently owned by it. The Company is licensed or qualified to do business, is in good standing as a foreign corporation in such jurisdictions in which such qualification is necessary or advisable for the carrying out of its business and it has all power and authority under such laws and its Certificate of Incorporation and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. True, correct and complete copies of the Certificate of Incorporation and by-laws as in effect on the date hereof, and all minutes of all meetings (or written consents in lieu of meetings) of the board of directors (and all committees thereof) and shareholders of the Company shall have been delivered to NUREIT on or prior to the Closing. EOH acknowledges that copies of minutes delivered prior to the Closing may have portions containing confidential information relating to this Agreement or an Alternative Transaction redacted, but shall be delivered in their entirety to EOH, NUREIT and the Zell Investor Group at the Closing.

     (b) The Company is, as of the date hereof, and will be as of the Closing Date, subject to taxation as a real estate investment trust (a "REIT") under Subchapter M of the Code and has satisfied all requirements to continue to qualify as a REIT. The Company is not aware of any fact or circumstance that could reasonably be expected to prevent it from continuing to so qualify through the Closing Date.


     3.2. DUE AUTHORIZATION. The Company has full power and authority to enter into this Agreement and, subject to the approval of the holders of Common Stock, to consummate the transactions contemplated hereby. The execution, delivery and, subject to the approval by the holders of Common Stock, performance by the Company of this Agreement have been duly and validly approved by the Company and, except as shown on SCHEDULE 3.3(a)(ii), no other actions or proceedings on the part of the Company are necessary to authorize the execution, delivery and, subject to the approval of the holders of Common Stock, performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby. The

Company has duly and validly executed and delivered this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies.

     3.3.  CONSENTS AND APPROVALS; AUTHORITY RELATIVE TO THIS AGREEMENT.

     (a) Except for the granting of effectiveness by the Commission with respect to the Proxy/Registration Statement and the approval by the holders of the Common Stock of the transactions contemplated hereby as described and as set forth in the Proxy/Registration Statement, and except as set forth on SCHEDULE 3.3(a)(i), no consent, authorization or approval of, or filing or registration with, any Governmental Authority or any other Person not a party to this Agreement is necessary in connection with the execution, delivery and except as set forth in SCHEDULE 3.3(a)(ii), no consent, authorization or approval of, or filing or registration with any Governmental Authority or other Person not a party to this Agreement is necessary in connection with the performance by the Company of this Agreement or the consummation of the transactions contemplated hereby.

     (b) Except as set forth on SCHEDULE 3.3(b), the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and will not (i) violate any Law; (ii) violate or conflict with, result in a breach or termination of, constitute a default or give any third party any additional right (including a termination right) under, permit cancellation of, result in the creation of any Lien upon any of the assets or properties of the Company under, or result in or constitute a circumstance which, with or without notice or lapse of time or both, would constitute any of the foregoing under, any Contract to which the Company is a party or by which the Company or any of its assets or properties are bound; (iii) permit the acceleration of the maturity of any Indebtedness of the Company or Indebtedness secured by its assets or properties; or (iv) violate or conflict with any provision of any of the Certificate of Incorporation, by-laws or similar organizational instruments of the Company.

     3.4.  CAPITALIZATION.

     (a) The authorized capital stock of the Company consists of 150,000,000 shares of Common Stock, par value $.01 per share, 38,260,704 of which are currently issued and outstanding. All of such shares of Common Stock (i) are validly issued, fully paid and nonassessable and (ii) are, and when issued were, free of preemptive rights. Except in respect of the outstanding Warrants and SARs issued to Goldman Sachs & Co. or its Affiliates, the Company's Dividend Reinvestment Plan and the Indenture relating to the Convertible Debentures, there are no shares of capital stock of the Company held in the treasury of the Company and no shares of capital stock of the Company are currently reserved for issuance for any purpose or upon the occurrence of any event or condition.

     (b) Except in respect of the outstanding Warrants and SARs issued to Goldman Sachs & Co. or its Affiliates and any Warrants and SARs issuable to Goldman Sachs/Whitehall upon consummation of the purchase of the Initial Shares and/or Subsequent Shares, the Company's Dividend Reinvestment Plan and the Indenture relating to the Convertible Debentures, there are no shares of capital stock or other securities (whether or not such securities have voting rights) of the Company other than the Common Stock issued or outstanding and there are no subscriptions, options, warrants, calls, rights, convertible securities or other agreements or commitments of any character obligating the Company or any of its Affiliates to cause the Company to issue, transfer or sell, or cause the issuance, transfer or sale of, any shares of capital stock or other securities (whether or not such securities have voting rights) of the Company. Except in respect of the outstanding Warrants and SARs issued to Goldman Sachs & Co. or its Affiliates and any Warrants and SARs issuable to Goldman Sachs/Whitehall upon consummation of the purchase of the Initial Shares and/or Subsequent Shares, the Company's Dividend Reinvestment Plan and the Indenture relating to the Convertible Debentures, there are no outstanding contractual obligations of the Company which relate to the purchase, sale, issuance, repurchase, redemption, acquisition, transfer, disposition, holding or voting of any shares of capital stock or other securities of the Company or the management or operation of the Company. Except in respect of the outstanding Warrants and SARs issued to Goldman Sachs & Co. or its Affiliates and any Warrants and SARs issuable to Goldman Sachs/Whitehall upon consummation of the purchase of the Initial Shares and/or Subsequent Shares, the Company's Dividend Reinvestment Plan and the Indenture relating to the

           Convertible Debentures, and except for each shareholder's rights as a holder of shares of Common Stock, no Person has any right to participate in, or receive any payment based on any amount relating to, the revenue, income, value or net worth of the Company or any component or portion thereof, or any increase or decrease in any of the foregoing.

     3.5.  BALANCE SHEET; UNDISCLOSED LIABILITIES; OPERATIONS HISTORY.

     (a) The Balance Sheet has been prepared in accordance with GAAP consistently applied (except as otherwise disclosed on SCHEDULE 3.5(a)) and presents fairly the financial position, assets and liabilities of the Company as of the date thereof in conformity with GAAP. The Balance Sheet is in accordance with the books and records of the Company. Except for any matter disclosed in or reasonably foreseeable based upon the disclosures contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1994 or its Quarterly Reports on Form 10-Q for the quarters ended March 31, 1995 and June 30, 1995 (other than a filing for relief under the Bankruptcy Code by the Company, unless such filing is made with the consent of the Zell Investor Group), there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, business prospects, operations, assets or liabilities of the Company since the date of the Balance Sheet.

     (b) Except as set forth on the Balance Sheet and SCHEDULE 3.5(b) hereto, the Company has no Indebtedness or other liabilities, debts, claims or obligations, whether accrued, absolute, contingent or otherwise (including, without limitation, guaranty obligations) other than any obligations under any subordination and nondisturbance agreements entered into by the Company with any tenants at the Property, whether due or to become due and it has good and marketable title to all of its properties and assets free and clear of all Liens other than Permitted Liens.

     (c) Except as set forth on SCHEDULE 3.5(c), (i) the Company does not have (nor has it ever had) any direct or indirect Subsidiaries, either wholly or partially owned, and the Company does not hold any direct or indirect economic, voting or management interest in any Person or directly or indirectly own any security issued by any Person, and
           (ii) the Company has never been a party to a merger or consolidation and has not otherwise assumed or become liable for the obligations of any other Person.

     3.6.  CONTRACTS, PERMITS; INTANGIBLE RIGHTS.

     (a) SCHEDULE 3.6(a) lists all the material Contracts to which the Company is a party or by which it is bound, to which any of its assets or properties is subject. The Company has delivered, or shall within 10 days following the execution of this Agreement, deliver to EOH true and complete copies of each document listed on SCHEDULE 3.6(a), and a written description of each oral arrangement so listed. SCHEDULE 3.6(a) lists any licenses, certificates or permits which the Company holds or is subject to.

     (b) SCHEDULE 3.6(b) lists all trademarks, trade names, patents and copyrights, patent applications and all licenses and other rights related thereto which are owned or used by the Company (hereinafter referred to collectively as the "Intangible Rights"). Each Intangible Right is owned free and clear of all encumbrances or has been duly licensed for use by the Company. No patents, trademarks, copyrights, or any other rights of any third party infringe any of the Intangible Rights. Except as set forth on SCHEDULE 3.6(b), none of the Intangible Rights has been or is the subject of any pending adverse claim, any threatened litigation or claim of infringement of any patents, trademarks, copyrights or any other rights of any third party. Except as set forth on SCHEDULE 3.6(b), neither the Company nor any Company has granted to any third party any license or other rights to any of the Company's Intangible Rights. At the Closing, the Company shall assign to NUREIT and/or its designated Affiliates all rights, title and interest to the Intangible Rights and any derivatives thereof then held by the Company; PROVIDED, HOWEVER, that the Company shall not be required to assign its Intangible Rights in the name "Rockefeller Center Properties, Inc." to NUREIT until such time as it shall have completed its liquidation and dissolution, at which time it shall assign all rights, title and interest to such name and any derivatives thereof then held by the Company. Prior to the Closing no party shall acquire any interest in any of the Intangible Rights.

     3.7. DIRECTORS, OFFICERS AND EMPLOYEES. All of the directors, officers and employees of the Company as of the date hereof are listed on SCHEDULE 3.7.

     3.8.  EMPLOYEE BENEFIT PLANS.

     (a) Except as set forth on SCHEDULE 3.8, the Company is not a party to and does not participate in or have any liability or contingent liability with respect to:

          (i) any "employee welfare benefit plan" or "employee pension benefit plan" as those terms are respectively defined in sections 3(1) and 3(2) of ERISA (collectively, the "Plans");

          (ii) any retirement or deferred compensation plan, incentive compensation plan, stock plan, unemployment compensation plan, vacation pay, severance pay, bonus or benefit arrangement, insurance or hospitalization program or any other fringe benefit arrangements for any current or former employee, director, consultant or agent, whether pursuant to contract, arrangement, custom or informal understanding, which does not constitute an "employee benefit plan" (as defined in section 3(3) of ERISA); or

          (iii)   any employment agreement.

     (b) Except as set forth on SCHEDULE 3.8, the Company does not contribute to, it has not contributed to, and it does not have any liability or contingent liability with respect to any multi-employer plan (as defined in section 3(37) of ERISA).

     (c) The Company (i) is in compliance with and not in default with respect to statutes, orders, rules and regulations under ERISA and the Code applicable to any Plans sponsored by the Company; (ii) has performed all obligations required to be performed by it with respect to such Plans; (iii) is not in violation, and has no knowledge of any default or violation of any third party, in respect of any of the Plans; and
           (iv) has properly and timely made all required contributions, has fully funded on an actuarial basis the Plans and has maintained and operated those Plans maintained and operated by the Company in such a manner as to secure applicable tax deductions and exemptions.

     3.9.  TAXES.

     Except as set forth on SCHEDULE 3.9:

     (a) The Company has timely filed with the appropriate governmental authorities all material Tax Returns required to be filed by or with respect to the Company or its operations or assets for all periods ending on or before the Closing Date. All such Tax Returns are true, complete and correct in all material respects.

     (b) All Taxes shown on the material Tax Returns filed or required to be filed, all Taxes required to be paid on an estimated or installment basis, all Taxes required to be withheld, and all Taxes claimed to be due by any taxing authority from or with respect to either the Company or its operations or assets for all periods ending on or before the Closing Date have been timely paid or withheld, or will be timely paid or withheld before the Closing Date as required by law.

     (c) There are no liens for Taxes upon the assets of the Company except liens for current Taxes not yet delinquent.

     (d) The Company has provided NUREIT copies of all revenue agent reports and related schedules related to pending Tax audits of the Company or any predecessor thereof. No deficiencies or assessments have been asserted, proposed, or assessed against the Company by the Internal Revenue Service or any other taxing authority. The Company has not received any notice of deficiency, assessment, or proposed deficiency or assessment, from any federal, state, local or foreign taxing authority.

     (e) There are no outstanding agreements, consents or waivers extending the statutory period of limitations applicable to the assessment of any Taxes or deficiencies in Taxes against the Company or with respect to its operations or assets.

     (f) The Company is not and has not been a party to any agreement providing for the allocation or sharing of Taxes. If any tax allocation or sharing agreement is listed on SCHEDULE 3.9, a copy of such agreement is attached to SCHEDULE 3.9 as an exhibit, and such agreement shall be terminated on or before the Closing Date and the Company shall have no obligation thereunder after the Closing Date.

     (g) The Company has not filed a consent to the application of Section 341(f) of the Code.

     (h) The Company has not made or become obligated to make, and will not become obligated as a result of any event connected with any transaction contemplated herein to make, any "excess parachute payment" as defined in Section 280G of the Code.

     (i) The Company is not subject to any joint venture, partnership, or other arrangement or contract which is treated as a partnership for Federal income tax purposes.

     (j) The Company has not been a member of any affiliated group of corporations within the meaning of Section 1504 of the Code.

     3.10. NO DEFAULTS OR VIOLATIONS.  Except as disclosed on SCHEDULE 3.10:

     (a) The Company has not breached any provision of, nor is it in default under the terms of, any Contract to which it is a party or under which it has any rights or by which it is bound, and to the best of the Company's knowledge, no other party to any such Contract has breached such Contract or is in default thereunder.

     (b) The Company is in compliance in all material respects with, and no material violation exists under, any and all Laws applicable to the Company.

     (c) No notice from any Governmental Authority has been received by the Company claiming any violation by the Company of any Law or requiring any work, construction or expenditure by the Company, or asserting any Tax, assessment or penalty on or against the Company or any of its properties.

     3.11. LITIGATION. Except as disclosed on SCHEDULE 3.11, there are no actions, suits, arbitrations, regulatory proceedings or other litigation, proceedings or governmental investigations pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its officers, directors, agents or shareholders thereof in their capacity as such, or any of the Company's properties or businesses. The Company is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other Governmental Authority. The Company has not entered into any agreement to settle or compromise any proceeding pending or threatened against it which has involved any obligation other than the payment of money or for which the Company has any continuing obligation.

     3.12. BROKERS. None of EOH, the Zell Investor Group, NUREIT or any of their Affiliates has or shall have any liability or otherwise suffer or incur any Loss as a result of or in connection with any brokerage or finder's fee or other commission of any Person retained by the Company in connection with any of the transactions contemplated by this Agreement. For purposes of this SECTION 3.12, claims for Losses by Bear Stearns or Donaldson, Lufkin & Jenrette and arising out of and relating to their prior dispute with the Company shall not be considered a breach of this representation and warranty.

     3.13. ACCURACY OF STATEMENTS. Neither this Agreement nor any schedule, exhibit, statement, list, document or certificate furnished or to be furnished by or on behalf of the Company to EOH, the Zell Investor Group, NUREIT or any of their representatives or Affiliates in connection with this Agreement or any of the transactions contemplated hereby (other than (i) oral statements or (ii) statements, lists, documents or certificates containing an omission or an untrue statement material to EOH's obligation to consummate the transactions contemplated hereby) contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

     3.14. ENVIRONMENTAL MATTERS.

     (a) Except as set forth on SCHEDULE 3.14 hereto, to the best of the Company's knowledge, no portion of the real property owned, operated or subject to any security interest held by the Company is now used or has ever been used for the generation, storage, transportation or disposal, if any, of Hazardous Materials (as defined below). The term "Hazardous Materials" shall include, without limitation, any hazardous substance, pollutant, or contaminant regulated under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 ET SEQ., as amended by the Superfund Amendments and Reauthorization Act, and the Emergency Planning and Community Right-to-Know Act; oil and petroleum products and natural gas, natural gas liquids, liquified natural gas, and synthetic gas usable for fuel; pesticides regulated under the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Section 136 ET SEQ.; asbestos, polychlorinated biphenyls, and other substances regulated under the Toxic Substance Control Act, 15 U.S.C. Section 2601 ET SEQ.; source material, special nuclear material, and by-product materials regulated under the Atomic Energy Act; and industrial process and pollution control wastes to the extent regulated under applicable Environmental Laws (defined below).

     (b) Except as set forth on SCHEDULE 3.14 hereto, to the best of the Company's knowledge, the Company and its Affiliates, and all portions of the real property owned, operated or subject to any security interest held by the Company or its Affiliates, (i) are in material compliance with all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all material permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in material compliance with all terms and conditions of any such permit, license or approval.

     3.15. PROXY/REGISTRATION STATEMENT.

     (a) At the time the Proxy/Registration Statement becomes effective, the Proxy/Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at such date (unless the term "Prospectus" refers to a prospectus which has been provided by the Company for use in connection with the solicitation of the proxy of the holders of the Common Stock consenting to the transactions set forth therein and the offering of the Consideration Securities which differs from the Prospectus on file at the Commission at the time the Proxy/Registration Statement becomes effective, in which case at the time it is first provided for such use) and at Closing referred to in SECTION 8.1 hereof, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Proxy/Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of EOH, the Zell Investor Group or NUREIT expressly for use in the Proxy/Registration Statement or Prospectus.

     (b) The accountants who certified the financial statements and supporting schedules of the Company included in the Proxy/Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

     (c) Since January 1, 1992, the Company has made all required filings with the Commission, and such filings are complete and correct in all material respects and do not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein not misleading. The financial statements of the Company included or incorporated by reference in the Proxy/Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations for the periods specified in accordance with GAAP; except as otherwise stated in the Proxy/Registration Statement, said financial statements have been prepared in conformity with GAAP applied on a consistent basis;

           and the supporting schedules included in the Proxy/Registration Statement present fairly the information required to be stated therein in accordance with GAAP.

     3.16. USE OF PROCEEDS; MARGIN STOCK. The Company will use the proceeds received pursuant to this Agreement solely for purposes consistent with
SCHEDULE 3.16 hereto. None of such proceeds will be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulation G, T, U, or X or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry "margin stock" or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulation G, T, U or X. As of the Closing Date, the Company does not own any "margin stock".

     3.17. GOVERNMENT REGULATION. The Company is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or the Interstate Commerce Act, each as amended. In addition, it is not (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a company, or (ii) a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     3.18. OWNERSHIP OF ASSETS. The Company has good and marketable title to the Mortgage Note, the Mortgage and the Title Insurance free and clear of all Liens, except (i) the Permitted Liens and (ii) the restrictions on transfer contained in the 1985 Loan Agreement, and the Title Insurance. The Company has not granted to any person other than Goldman Sachs Mortgage Company or its Affiliates pursuant to the Goldman Loan Agreement or the "Loan Documents" as defined therein or any holder of a Permitted Lien, any rights, recorded or unrecorded, in the Mortgage or the Mortgage Note. To the best of the Company's knowledge, no person, other than the Company or any holder of a Permitted Lien, has any right or option, recorded or unrecorded, to acquire the Property or any portion thereof or interest therein (except for presently existing rights to renew leases and to lease additional space). The Mortgage remains a valid lien on all the Property and on the Lessor's interest in all Leases (each as defined in the Mortgage), with a priority in all material respects no less than its priority as of September 19, 1985 except for any Permitted Liens and as such priority may be affected by the subordination referred to in Clause (ii) of Recital G to the Amendment and Restatement of the Mortgage dated as of December 1, 1988 and the execution and delivery of Leases (as so defined) after the date of recordation of the Assignment of Rents. The outstanding aggregate principal amount of the Mortgage Note is $1,300,000,000.

     3.19. NO PENDING CONDEMNATION OR EMINENT DOMAIN. The Company has no knowledge of any pending or threatened condemnation or eminent domain proceedings which would affect the Property.

     3.20. SUBORDINATION OF CERTAIN LEASES. To the best knowledge of the Company, each of the lease between RCP and Radio City Music Hall Productions, Inc., dated July 1, 1982, and the lease between RCP and Rockefeller Center Management Corporation ("RCMC"), dated July 15, 1985, relating to the parking garage located at the Property, if and as each such lease has been amended and supplemented, is subject and subordinate to the Mortgage and the Mortgage Note and none of the tenants under such leases have any rights of nondisturbance under such leases. The Company has not entered into any agreement pursuant to which the Company has agreed to recognize the rights of Rockefeller Center Telecommunications Corporation ("RCTC") under that certain Franchise Agreement for the Provision of Telecommunications Services between RCMC and RCTC dated September 7, 1985, if and as amended, nothwithstanding a foreclosure on the Property pursuant to the Mortgage.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF EOH

     EOH represents and warrants to the Company, as of the date of this Agreement, as follows:

     4.1.  DUE EXISTENCE.

     (a) EOH is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

     (b) The Zell Investor Group is or will be a limited partnership, limited liability company or other legal entity duly organized, validly existing and in good standing under the laws of the State of its organization.

     (c) NUREIT shall be a real estate investment trust company duly and validly organized and in good standing under the laws of the State of Maryland, qualified to do business in the State of New York and organized in conformity with the requirements for qualification as a "real estate investment trust" under the Code.

     4.2. DUE AUTHORIZATION. EOH has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and thereby. All actions or proceedings on the part of EOH necessary to authorize the execution, delivery and performance by EOH of this Agreement and the consummation of the transactions contemplated hereby and thereby have been taken. EOH has duly and validly executed and delivered this Agreement.

This Agreement constitutes the legal, valid and binding obligation of EOH, enforceable against EOH in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies.

     4.3.  CONSENTS AND APPROVALS; AUTHORITY RELATIVE TO THIS AGREEMENT.

     (a) Except for the granting of effectiveness by the Commission with respect to the Proxy/Registration Statement and as set forth on
           SCHEDULE 4.3(a), no consent, authorization or approval of, or filing or registration with, any Governmental Authority or any other Person not a party to this Agreement is necessary in connection with the execution, delivery and performance by EOH of its obligations under this Agreement.

     (b) Except as set forth on SCHEDULE 4.3(b), the execution, delivery and performance by EOH of its obligations under this Agreement does not and will not (i) violate any Law; (ii) violate or conflict with, result in a breach or termination of, constitute a default or give any third party any additional right (including a termination right) under, permit cancellation of, result in the creation of any Lien upon any of the assets or properties of EOH or NUREIT under, or result in or constitute a circumstance which, with or without notice or lapse of time or both, would constitute any of the foregoing under, any Contract to which EOH or NUREIT is a party or by which EOH or NUREIT or any of their assets or properties are bound except, as to NUREIT, as provided for in this Agreement; (iii) permit the acceleration of the maturity of any Indebtedness of EOH or NUREIT or Indebtedness secured by their respective assets or properties; or
           (iv) violate or conflict with any provision of each of EOH's or NUREIT's respective organizational documents.

     4.4. BROKERS. The Company shall not have any liability or otherwise suffer or incur any Loss as a result of or in connection with any brokerage or finder's fee or other commission of any Person retained by EOH in connection with any of the transactions contemplated by this Agreement.

     4.5. PROXY/REGISTRATION STATEMENT. At the time the Proxy/Registration Statement becomes effective, the Proxy/Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at such date (unless the term "Prospectus" refers to a prospectus which has been provided by the Company for use in connection with the solicitation of the proxy of the holders of the Common Stock consenting to the transactions set forth therein and the offering of the Consideration Securities which differs from the Prospectus on file at the Commission at the time the Proxy/Registration Statement becomes effective, in which case at the time it is first provided for such use) and at the Closing referred to in
Section 8.1 hereof, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Proxy/Registration Statement or Prospectus made in reliance upon and in conformity with information furnished in writing by the Company expressly for use in the Proxy/Registration Statement or Prospectus.

     4.6. DISNEY INVESTMENT. EOH has received a commitment from The Walt Disney Company indicating its intent to invest a minimum of $25,000,000 in the capitalization of NUREIT as a participant in the Zell Investor Group.

                                    ARTICLE V

                                    COVENANTS

     5.1. IMPLEMENTING AGREEMENT; NOTIFICATION. Subject to the terms and conditions hereof, each party hereto shall use its reasonable best efforts to take all action required of it to fulfill its obligations under the terms of this Agreement and to facilitate the consummation of the transactions contemplated hereby and thereby, including fulfilling all of the post-Closing obligations set forth in SECTION 8.4 hereof. Subject to SECTIONS 2.3, 2.4 and
2.5 hereof, each party hereto shall consider in good faith requests made to modify the terms of the transactions set forth in ARTICLE II hereof. The Company agrees that unless this Agreement is terminated in accordance with the provisions of SECTION 9.1, it will not take any action to sell any authorized and unissued shares of Common Stock of the Company or any other equity securities, incur any Indebtedness of the Company (or its Subsidiaries) exceeding $15,000,000 in the aggregate during the term of this Agreement to any Person other than EOH, the Zell Investor Group or NUREIT (or any of their respective Affiliates, assignees or designees) or take any action which would have the effect of preventing or disabling the Company's performance of its obligations under this Agreement; PROVIDED, HOWEVER, that in the event that the Company has issued to ZML all of the Initial Shares and the Subsequent Shares and such Initial Shares and Subsequent Shares remain outstanding, the Company is permitted to sell additional authorized and unissued shares of Common Stock of the Company. Each party hereto will promptly notify the other party hereto in writing of any material breach of any covenant hereunder by the notifying party or of any event occurring subsequent to the date of this Agreement of which the notifying party becomes aware that renders any representation or warranty of the notifying party contained herein untrue or inaccurate in any material respect. No information provided to the other party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or covenant of the notifying party made in this Agreement.

     5.2. ACCESS TO INFORMATION AND FACILITIES. From and after the date of this Agreement, the Company shall give ZML, EOH and their representatives all reasonable access during normal business hours to all of the facilities, properties, books, Contracts, commitments and records of the Company (other than minutes or unanimous consents of the Company's Board of Directors meeting which have been redacted as they relate to the transactions contemplated hereby or an Alternative Transaction; which full minutes shall be delivered pursuant to
SECTION 8.2) and shall make the officers of the Company available to ZML, EOH and their representatives as ZML and EOH shall from time to time reasonably request pursuant to reasonable notice. ZML, EOH and their representatives will be furnished with any and all filings with the Commission made by or relating to the Company as promptly as reasonably practicable after filing, in the case of filings made by the Company, or receipt, in the case of filings made by unrelated third parties, and any and all information concerning the Company which ZML, EOH or their representatives may reasonably request. EOH shall furnish such information to the Company as the Company shall reasonably request.

     5.3. ORDINARY COURSE. From the date of this Agreement until the Closing Date, the Company (a) shall operate only in the ordinary and usual course of business consistent with past practices (including practices instituted by the Company subsequent to the initiation of the Borrower's Chapter 11 Case), except as may otherwise be required to comply with the terms of this Agreement, (b) shall not take or permit any action or omission which would cause any of the representations or warranties of the Company contained herein to become materially inaccurate or any of the covenants of the Company to be breached in a material manner, (c) shall not cause the Company to make any loans or other payments to any of the holders of the Company's debt or equity securities, to make any payments with respect to any employees of the Company, to make any purchases or incur any accounts payable or other liabilities, in each case that are not consistent with, or that are in amounts greater than, those called for in the governing documents of such securities or the past, ordinary and usual, practices of the Company, and (d) shall at all times take all reasonable steps necessary to qualify to be taxed as a REIT as long as a REIT is accorded substantially the same treatment under the United States income tax laws from time to time in effect as under Sections 856-860 of the Code, in effect at the date of this Agreement, as originally executed.

     5.4. CONSENTS AND APPROVALS. The Company shall use its reasonable best efforts to obtain all consents, approvals, certificates and other documents required in connection with the performance by it of this Agreement, and the consummation of the transactions contemplated hereby (which efforts shall not include the payment of any monies not then required to be paid pursuant to the terms of then-existing agreements or the execution of additional contractual obligations relating thereto), including all consents and approvals by each party to any of the Contracts referred to in SCHEDULES 3.3(a)(ii) and 3.3(b). Each of EOH, the Zell Investor Group, NUREIT and the Company shall make all filings, applications, statements and reports to all Governmental Authorities and other Persons which are required to be made prior to the Closing Date by or on behalf of the Company or any of its respective Affiliates pursuant to any applicable Law or Contract in connection with this Agreement and the transactions contemplated hereby and shall expedite submission of all materials required by any Governmental Authority in connection with such filings.

     5.5.  PROXY/REGISTRATION STATEMENT.

     (a) As promptly as possible following the execution of this Agreement, the Company and NUREIT shall file jointly with the Commission a combined proxy/registration statement on Form S-4 for the solicitation of approval of the shareholders of Common Stock of the adoption of a plan of reorganization and liquidation incorporating the transactions described herein and a related preliminary prospectus for the registration of the Consideration Securities under the Securities Act of 1933, as amended (the "1933 Act"), and the Securities Exchange Act of 1934, as amended (the "1934 Act"), shall subsequently file such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement (as amended, if applicable) and the prospectus constituting a part thereof (including in each case all documents incorporated or deemed to be incorporated by reference therein and the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and the 1934 Act (the "1934 Act Regulations"), respectively), as from time to time amended or supplemented pursuant to the 1933 Act or otherwise, are hereinafter referred to as the "Proxy/Registration Statement" and the "Prospectus", except that if any revised prospectus shall be provided by the Company for use in connection with the offering of the Consideration Securities which differs from the Prospectuses on file at the Commission at the time the

           Proxy/Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first delivered to the holders of Common Stock. Each Party to the Proxy/Registration Statement shall notify the other party thereto immediately, and confirm the notice in writing, (i) of the effectiveness of the Proxy/Registration Statement and any amendment thereto (including any post-effective amendment), (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Proxy/Registration Statement or any amendment or supplement to the Prospectuses or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Proxy/Registration Statement or the initiation of any proceedings for that purpose. The Company, EOH and NUREIT will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b)   Assuming that this Agreement has not been terminated pursuant to
           SECTION 9.1, the Board of Directors of the Company shall recommend, subject to its fiduciary duties, approval of the transactions contemplated by this Agreement as described and set forth in the Proxy/Registration Statement and the Company shall affirmatively solicit the approval of the holders of Common Stock thereto and shall engage a nationally recognized proxy solicitation firm reasonably satisfactory to the Zell Investor Group to assist in such affirmative solicitation and shall use its best reasonable efforts to obtain such approval of the holders of Common Stock.

     (c) Promptly after the Board of Directors recommends approval of the transactions contemplated by this Agreement as described and set forth in the Proxy/Registration Statement and the Commission declares the Proxy/Registration Statement effective, the Company will submit the Proxy/Registration Statement to its holders of Common Stock and shall, in accordance with applicable laws and its Certificate of Incorporation and By-laws duly call, give notice of, convene and hold as soon as practicable and in compliance with the 1934 Act a meeting of the holders of Common Stock for the purpose of voting to approve and adopt the transactions contemplated hereby as described and set forth in the Proxy/Registration Statement.

     (d) The Company will give EOH and NUREIT notice of its intention to file or prepare any amendment to the Proxy/Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use in connection with the offering of the Consideration Securities which differs from the prospectus on file with the Commission at the time the Proxy/Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), whether pursuant to the 1933 Act or the 1934 Act, will furnish to each of EOH, the Zell Investor Group, and NUREIT copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such proxy or prospectus to which each of EOH, the Zell Investor Group, and NUREIT or each of their respective counsels shall object.

     (e) The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to the 1934 Act subsequent to the date of the Prospectus for so long as the delivery of a proxy statement is required in connection with the solicitation of the holders of Common Stock pursuant to the Proxy/Registration Statement.

     (f) If any event shall occur as a result of which it is necessary, in the opinion of counsel to EOH or the Company, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a holder of Common Stock, NUREIT and the Company will forthwith amend or supplement the Prospectus (in form and substance reasonably satisfactory to counsel to each of EOH and the Company) so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a holder of Common Stock, not misleading.

     (g) EOH shall cause NUREIT to, and NUREIT will endeavor, in cooperation with the Company, to qualify the Consideration Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Company and NUREIT may designate; PROVIDED, HOWEVER, that NUREIT shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Consideration Securities have been so qualified, NUREIT will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required to complete such distribution of the Consideration Securities.

     (h) The Company and NUREIT, at the direction of EOH, will jointly use their best reasonable efforts to effect the listing of the Consideration Securities on the New York Stock Exchange and to cause the Consideration Securities to be registered under the 1934 Act.

     5.6. CONFIDENTIALITY. Except as otherwise specifically contemplated herein:

     (a) Each of EOH, the Zell Investor Group and NUREIT shall keep confidential all information regarding the Company which is or has been furnished to NUREIT or its trustees, officers, employees, representatives or advisors by or on behalf of the Company; and

     (b) The Company shall keep confidential all information regarding the business of each of EOH, the Zell Investor Group and NUREIT which is or has been furnished to the Company or any of its partners, directors, officers, employees, representatives or advisers by or on behalf of each of EOH, the Zell Investor Group and NUREIT; PROVIDED, HOWEVER, that the Company shall not have any obligation after the Closing under this SECTION 5.6 with respect to any information furnished to or possessed by any employee of the Company if such employee is employed by NUREIT after the Closing; and PROVIDED, FURTHER, that neither NUREIT nor EOH shall have any obligations after the Closing under this SECTION 5.6. In the event any party hereto is required to disclose any such confidential information pursuant to applicable law, such party shall promptly notify each other party in writing, which notification shall include the nature of the legal requirement and the extent of the required disclosure, and shall cooperate with each other party to preserve the confidentiality of such information consistent with applicable law. In the event the transactions contemplated by this Agreement are not consummated, the parties hereto shall return all materials in their possession containing confidential information belonging to another party and shall not use any such information for any purpose whatsoever. The foregoing notwithstanding, none of the provisions in this SECTION 5.6 shall apply to any information which (a) is already in a party's possession (PROVIDED that such information is not subject to another confidentiality agreement with or other legal or fiduciary obligation of secrecy to the party to which the information relates); (b) becomes generally available to the public other than as a result of any breach of this
           SECTION 5.6; or (c) becomes available to a party on a nonconfidential basis from a source other than the party to which the information relates (PROVIDED that such source is not bound by a confidentiality agreement with or other legal or fiduciary obligation of secrecy to the party to which the information relates).

     5.7.  EXCLUSIVITY.  Prior to the termination of this Agreement pursuant to
ARTICLE IX hereof, and except as hereinafter provided, neither the Company nor any Affiliate thereof, or any of their respective employees, officers, directors, agents or representatives (collectively the "Company Parties"), shall, directly or indirectly, solicit, pursue or attempt to engage in or enter into any discussions with any third party (including the Borrower and Affiliates thereof) other than EOH and the Zell Investor Group with a view towards entering into an Alternative Transaction; PROVIDED, HOWEVER, that the Company may (i) respond to and pursue an unsolicited proposal for an Alternative Transaction that the Company's Board of Directors determines could be financially superior and that therefore, based upon and with the advice of counsel, the Company's Board of Directors believes it has a fiduciary duty to the holders of Common Stock to respond to and pursue, in which event the Company shall so notify the Zell Investor Group prior to responding to same (but the Company shall not be obligated to disclose the identity of the person or entity making the proposal or any of the terms thereof), and (ii) provide at any time information concerning the Company and Rockefeller Center (but not about the Zell Investor Group, EOH or NUREIT or the letter agreement by and between ZML and the Company, dated August 16, 1995, or this Agreement or anything contained therein or herein or relating thereto or hereto unless and to the extent required by law) to third parties in response to requests for same.

     5.8. PUBLIC ANNOUNCEMENTS. Any public announcement made by or on behalf of either EOH or the Company prior to the termination of this Agreement pursuant to
ARTICLE IX hereof concerning this Agreement, the transactions described herein or any other aspect of the dealings heretofore had or hereafter to be had between EOH, the Zell Investor Group, NUREIT and the Company must first be approved by the other party, subject to the Company's obligations as a public company (but the Company shall nonetheless consult with EOH, the Zell Investor Group, and NUREIT as to all such public announcements).

     5.9.  BANKRUPTCY CASES.

     (a) The Company has filed with the Bankruptcy Court in the Borrower's Chapter 11 Case its Motion Pursuant to Bankruptcy Code Section 1121(d) to Terminate Exclusivity and for Authority to Conduct Bankruptcy Rule 2004 Examinations (the "Bankruptcy Motion") (i) requesting that the Borrower's exclusive solicitation period be terminated and (ii) seeking authorization for the Company to file its own plan of reorganization for the Borrower ("RCPI's Borrower Plan"). RCPI's Borrower Plan shall be in form and substance reasonably acceptable to EOH and the Company. Within ten (10) days after being provided the information requested in the Bankruptcy Motion by the Borrower, the Company shall file a disclosure statement and a motion requesting the Bankruptcy Court to set a hearing on approval of the disclosure statement and authorizing commencement of solicitation of RCPI's Borrower Plan as soon as possible, but in any event so as to allow RCPI's Borrower Plan to become effective during December 1995. RCPI's Borrower Plan shall be filed on a date and in form and substance reasonably satisfactory to EOH, the Zell Investor Group, NUREIT and the Company.

           RCPI's Borrower Plan shall include the Investment as contemplated in
ARTICLE II hereto.

     (b) The Company shall not take any material action in connection with the matters described in this SECTION 5.9 without the prior approval of EOH and the Zell Investor Group, which shall not be unreasonably withheld. The Company and EOH agree that each shall act in good faith and in a reasonable manner in approving and pursuing any alternative to the actions described in this SECTION 5.9 in accordance with SECTION 2.4 hereof.

     5.10. NEW LEASES.  Prior to the termination of this Agreement pursuant to
ARTICLE IX hereof, the Company shall not approve the terms of any lease for space in the Property and will object to any such lease submitted to it for approval if and as requested by EOH and the Zell Investor Group, but EOH and the Zell Investor Group shall not unreasonably object to or withhold its approval as to any such lease and any objection or disapproval shall be based solely on economic considerations. A failure by EOH and the Zell Investor Group to object to any proposed approval of a lease by the Company within 5 days after written request for approval by EOH and the Zell Investor Group is received by EOH and the Zell Investor Group shall be considered approval by EOH and the Zell Investor Group.

     5.11. FORMATION OF SUBSIDIARIES.   From and after the date of this
Agreement, the Company shall not, without the consent of EOH, form, create or acquire any Subsidiary.

     5.12. AMENDMENT OF CERTIFICATE OF INCORPORATION. From and after the date of this Agreement, the Company shall not amend, repeal, or add any provision to, the Company's Certificate of Incorporation to authorize or issue, or obligate itself to authorize or issue, any capital stock of the Company (including any security convertible into or exercisable for any capital stock of the Company).

     5.13. BORROWER'S CASE.

     (a) The Company shall send to EOH, via overnight courier (or, if requested by EOH, via facsimile) any and all pleadings and other documents filed by the Company in the Borrower's Chapter 11 Case or received by the Company in any way relating to the Borrower's Chapter 11 Case (collectively "Borrower Pleadings") and shall immediately advise EOH orally of any "emergency" matters relating to the Borrower Pleadings. Borrower Pleadings shall be sent by the Company on the same day received by the Company (or in the case of Borrower Pleadings filed by the Company, on the day filed by the Company).

     (b) Any and all Borrower Pleadings filed by the Company in the Borrower's Chapter 11 Case that are material (as determined solely by EOH) shall be in form and substance reasonably satisfactory to EOH. The Company shall not file any material Borrower Pleadings, nor take any other action that is material (as determined solely and reasonably by EOH) in any way relating to the cases without the prior express oral or written consent of EOH. The Company shall provide EOH with copies of all Borrower Pleadings proposed to be filed by the Company in the Borrower's Chapter 11 Case, and shall fully advise EOH of any material action proposed to be taken by the Company in any way relating to the Borrower's Chapter 11 Case no less than 48 hours prior to any such proposed filing or action (and shall fully advise EOH orally if any such action is to be taken on a short term or "emergency" basis).

     5.14. LIENS.  Except with respect to Permitted Liens, the Company will not
(i) contract, create, incur, assume or permit to exist any Lien with respect to any of its property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, (ii) sell any of its property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with recourse to it) or (iii) assign any right to receive income.

     5.15. CONSOLIDATION, MERGER, SALE OR PURCHASE OF ASSETS. Without the consent of EOH, the Company will not dissolve, liquidate, or wind up its affairs, and will not enter into any transaction of merger or consolidation, or sell or otherwise dispose of all or any part of its property or assets or, other than in the ordinary course of its business, purchase, lease or otherwise acquire (in a single transaction or a series of related transactions) all or any part of the property or assets of any Person.

     5.16. ADVANCES, INVESTMENTS AND LOANS. The Company will not lend money or make advances to any Person, or purchase or acquire any stock, obligations or securities (other than cash equivalents) of, or any other interest in, or make any capital contribution to, any Person.

     5.17. DIVIDENDS. The Company will not declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, Common Stock unless and to the extent required to meet qualification rules for a REIT under Section 857(a) of the Code and to avoid any excise tax under Section 4981 under the Code. The Company will not make any payment or other distribution on account of a Warrant or SAR except to the extent required by the Company Stock Appreciation Rights Agreement and the Warrant Agreement.

     5.18. MODIFICATIONS TO MORTGAGE DOCUMENTS OR CONVERSION. Without the consent of EOH, the Company will not (i) amend or in any way waive or modify any payment provision of the Mortgage or the Mortgage Note and will not amend
Article X of the 1985 Loan Agreement or the Purchase Option or (ii) exercise the rights granted to it in the Purchase Option and Article X of the 1985 Loan Agreement.

     5.19. MODIFICATION OF INDEBTEDNESS. The Company will not modify any Indebtedness if (i) quarterly debt service of the Company would be materially increased or the cash flow of the Company would be materially decreased as a result thereof or (ii) the business, properties, assets, condition (financial or otherwise) or prospects of the Company might otherwise be materially adversely affected.

     5.20. NOTICE OF DEFAULT. Upon the Company obtaining knowledge thereof, it will give written notice to EOH promptly, but in any event within five Business Days, of the occurrence of any of the following with respect to the Company: (i) the occurrence of an event or condition which constitutes a default or an event of default under any Contract of the Company, specifying the nature and existence thereof and what action the Company proposes to take with respect thereto; (ii) the pendency or commencement of any litigation, arbitral or governmental proceeding against the Company; (iii) any levy of an attachment, execution or other process against its assets in excess of $1,000,000; (iv) any development in its business or affairs which has resulted in, or which the Company reasonably believes may result in, a material adverse effect on the business, properties, assets, condition (financial or otherwise) or prospects of the Company; (v) the institution of any proceedings against, or the receipt of notice of potential liability or responsibility for any violation, or alleged violation of, any federal, state or local law, rule or regulation, the violation of which could give rise to a material liability, or have a material adverse effect on the business, assets, properties, condition (financial or otherwise) or prospects of the Company; or (vi) the occurrence of an event or condition which may render the Company unable to qualify as a REIT under the Code.

     5.21. NUREIT FINANCING. EOH shall arrange for the delivery of a term sheet from a third-party lender to be included in the disclosure statement to be filed pursuant to RCPI's Borrower Plan setting forth the terms and conditions of the First Mortgage Loan from a third-party lender, which terms and conditions shall be no less favorable to the Company than those set forth in SCHEDULE 2.3(b) hereto.


                                   ARTICLE VI

                      CONDITIONS PRECEDENT TO OBLIGATIONS
                   OF EOH, THE ZELL INVESTOR GROUP AND NUREIT

     The obligations of EOH, the Zell Investor Group and NUREIT under ARTICLE VIII of this Agreement are subject to the satisfaction or waiver by EOH and the Zell Investor Group of the following conditions precedent on or before the Closing Date:

     6.1. WARRANTIES TRUE AS OF BOTH PRESENT DATE AND CLOSING DATE. The representations and warranties of the Company contained herein shall have been accurate, true and correct in all material respects on and as of the date of this Agreement, and shall also be accurate, true and correct in all material respects on and as of the Closing Date, subject to the modifications set forth on the certificate referred to in SECTION 8.2(ix), which certificate shall be subject to the reasonable approval of EOH, with the same force and effect as though made by the Company on and as of the Closing Date; PROVIDED, HOWEVER, that with respect to any representations and warranties (or parts thereof) that are qualified by a materiality standard pursuant to the terms of such representations and warranties (each such representation and warranty or applicable part thereof hereinafter referred to as a "Qualified Representation and Warranty"), this SECTION 6.1 shall not serve to apply an additional standard of materiality to any such Qualified Representation and Warranty and each Qualified Representation and Warranty shall be true and correct on the date hereof in accordance with the express terms of each such Qualified Representation and Warranty.

     6.2. COMPLIANCE WITH AGREEMENTS AND COVENANTS. The Company shall have performed and complied in all material respects with all of its covenants, obligations and agreements contained in this Agreement to be performed and complied with by it on or prior to the Closing Date.

     6.3. DOCUMENTS. EOH, the Zell Investor Group and NUREIT shall have received from the Company all of the agreements, documents and items specified in SECTION 8.2.

     6.4. ACTIONS OR PROCEEDINGS. No action or proceeding by any Governmental Authority or other Person shall be pending (including a permanent injunction) which has enjoined, restrained or prohibited any material provision of this Agreement or the consummation of the transactions contemplated hereby.

     6.5. EFFECTIVE PROXY/REGISTRATION STATEMENT. The Proxy/Registration Statement shall have been declared effective by the Commission.

     6.6. SHAREHOLDER APPROVAL. Promptly after the Commission shall have declared the Proxy/Registration Statement effective, the Company shall have submitted the Proxy/Registration Statement to all of the holders of the issued and outstanding Common Stock. It shall be a condition to the Closing that holders of a majority (or at least 62.5%, if Goldman Sachs/Whitehall does not approve the transactions contemplated herein) of the Common Stock entitled to vote approve the transactions contemplated pursuant to this Agreement as described and as set forth in the Proxy/Registration Statement, unless rendered unnecessary by a confirmed plan pursuant to any Company Chapter 11 Case.

     6.7. BOARD APPROVAL. The Board of Directors of the Company shall have approved the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

     6.8. FAIRNESS OPINION. The Company shall have obtained a fairness opinion addressed to the Company's Board of Directors with respect to the Investment from PaineWebber Incorporated which shall be reasonably satisfactory to EOH and the Zell Investor Group.

     6.9. MATERIAL ADVERSE CHANGE. No material adverse change in the financial condition of the Company or the financial or physical condition of the Property, it being understood that changes in the financial condition of the Company shall not be considered material for this purpose to the extent such changes are attributable to the initiation of litigation against the Company relating to any of the transactions contemplated by this Agreement, any acceleration or attempted acceleration of indebtedness of the Company (or any attempt to exercise any rights consequent thereon) as a result of any of such transactions, or, in general, any event or condition the occurrence of which is reasonably foreseeable based on the disclosures made in the Company's Annual Report on Form 10-K for the year ended December 31, 1994 or its quarterly reports on Form 10-Q for the quarters ended March 31, 1995 and June 30, 1995 (other than a filing for relief under the Bankruptcy Code by the Company, unless such filing is made with the consent of the Zell Investor Group).

     6.10. CLOSING DATE. The Closing shall occur no later than March 31, 1996; PROVIDED, HOWEVER, that either the Company or EOH may elect to extend from time to time the Closing Date if (i) such electing party is not in material breach of any covenant, representation or warranty, subject to applicable grace periods in Sections 9.1(a)(ii) and (iii), as the case may be, and is ready, willing and able to continue towards completion of an Investment, but in no event later than December 31, 1996, (ii) pending proceeding(s) in a bankruptcy court prevent or do not allow for the consummation of an Investment under this Agreement for the period that such pending proceeding(s) prevent or do not allow for such Investment and for a period of ten (10) business days thereafter, and (iii) such electing party is not in material breach of any covenant, representation or warranty, subject to applicable grace periods in Sections 9.1(a)(ii) and (iii), as the case may be, and a pending non-bankruptcy judicial proceeding prevents or does not allow for the consummation of an Investment under this Agreement for the period that such pending proceeding prevents or does not allow for such Investment and for a period of ten (10) business days thereafter (but the extension under this clause (iii) shall not extend beyond one (1) year after the date the judgment preventing or not allowing the Investment is first entered and the parties shall in good faith pursue on an expedited basis all available appeals thereof).

     6.11. RESTRUCTURING. The Company shall have received a final confirmation order of the relevant Bankruptcy Court of RCPI's Borrower Plan in the Borrower's Chapter 11 Case and/or a final confirmation order approving a reorganization plan in any Company Chapter 11 Case, and pursuant to such an order, which order shall not be subject to an injunction or a stay and shall be in form and substance reasonably satisfactory to EOH, the Zell Investor Group, and the Company, the Zell Investor Group and the Company shall have jointly arranged for an Investment pursuant to ARTICLE II.

     6.12. PAYMENT PURSUANT TO INITIAL INVESTMENT AGREEMENT. Immediately prior to or, at the option of EOH, concurrently with the Closing, the Company shall:

     (a) Repay the Note, to the extent that the Note remains outstanding at such time, together with all interest accrued thereunder to such date, and

     (b) Pay any and all other amounts then due and payable to ZML pursuant to the Initial Investment Agreement.

     6.13. NYSE LISTING. The Shares constituting a portion of, and any Shares issuable upon the exercise of, the Consideration Securities shall have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange.

     6.14. NUREIT FINANCING. A new third-party lender shall be ready, willing and able to purchase the First Mortgage Loan on terms comparable to but in any event no less favorable than those set forth on SCHEDULE 2.3(b).

     6.15. INITIAL INVESTMENT AGREEMENT. The Company shall have complied with all of its obligations pursuant to the Initial Investment Agreement.

     6.16 PROPERTY LEASES. The Borrower's interest under the leases for tenants at the Property shall not be subject to any Lien that would adversely affect in any material respect the rights of the Company.


                                   ARTICLE VII

               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY

     The obligations of the Company under ARTICLE VIII of this Agreement are subject to the satisfaction or waiver by the Company of the following conditions precedent on or before the Closing Date:

     7.1. WARRANTIES TRUE AS OF BOTH PRESENT DATE AND CLOSING DATE. The representations and warranties of EOH contained herein shall have been accurate, true and correct in all material respects on and as of the date of this Agreement, and shall also be accurate, true and correct in all material respects on and as of the Closing Date with the same force and effect as though made by EOH on and as of the Closing Date, subject to the modifications set forth on the certificate referred to in Section 8.3(g), which certificate shall be subject to the reasonable approval of the Company; PROVIDED, HOWEVER, that with respect to representations and warranties (or parts thereof) that are qualified by any Qualified Representation and Warranty, this SECTION 7.1 shall not serve to apply an additional standard of materiality to any such Qualified Representation and Warranty and each Qualified Representation and Warranty shall be true and correct on the date hereof in accordance with the express terms of each such Qualified Representation and Warranty.

     7.2. COMPLIANCE WITH AGREEMENTS AND COVENANTS. Each of EOH and NUREIT shall have performed and complied, in all material respects, with all of its respective covenants, obligations and agreements contained in this Agreement to be performed and complied with by it on or prior to the Closing Date.

     7.3. DOCUMENTS. The Company shall have received from NUREIT, EOH or the Zell Investor Group all of the agreements, documents and items specified in
SECTION 8.3.

     7.4. ACTIONS OR PROCEEDINGS. No action or proceeding by any Governmental Authority or other Person shall be pending (including a permanent injunction) which has enjoined, restrained or prohibited any material provision of this Agreement or the consummation of the transactions contemplated hereby.

     7.5. BOARD OF TRUSTEES OF NUREIT; REIT QUALIFICATION. Upon the Closing, the Declaration of Trust of NUREIT shall provide that (i) the Board of Trustees of NUREIT shall consist of nine individuals, four of whom shall be designated by the Zell Investor Group, (ii) a majority of the Board will at all times consist of individuals unaffiliated with EOH, any member of the Zell Investor Group or NUREIT (the "outside" trustees), and all transactions between NUREIT and any Affiliate of EOH and/or any member of the Zell Investor Group must be approved by a majority of the "outside" trustees, and (iii) the Nominating Committee of the Board shall consist of one Zell Investor Group trustee and two "outside" trustees, and shall have a majority of "outside" trustees.

     7.6. EFFECTIVE PROXY/REGISTRATION STATEMENT. The Proxy/Registration Statement shall have been declared effective by the Commission.

     7.7. SHAREHOLDER APPROVAL. Promptly after the Commission shall have declared the Proxy/Registration Statement effective, the Company shall have submitted the Proxy/Registration Statement to the holders of the issued and outstanding Common Stock in accordance with the 1934 Act and applicable 1934 Act Regulations. It shall be a condition to the Closing that holders of a majority (or at least 62.5%, if Goldman Sachs/Whitehall does not approve the transactions contemplated herein) of the Common Stock entitled to vote approve the transactions contemplated pursuant to this Agreement as described and as set forth in the Proxy/Registration Statement, unless rendered unnecessary by a confirmed plan pursuant to any Company Chapter 11 Case.

     7.8. FAIRNESS OPINION. The Company shall have obtained a fairness opinion addressed to the Company's Board of Directors with respect to the Investment from PaineWebber Incorporated which shall be reasonably satisfactory to the Company.

     7.9. RESTRUCTURING. The Company shall have received a final confirmation order of the relevant Bankruptcy Court of RCPI's Borrower Plan in the Borrower's Chapter 11 Case and/or a final confirmation order approving a reorganization plan in any Company Chapter 11 Case, and pursuant to such an order, which order shall not be subject to an injunction or a stay, in form and substance reasonably satisfactory to EOH, the Zell Investor Group, and the Company, the Zell Investor Group and the Company shall have jointly arranged for an Investment pursuant to ARTICLE II.

     7.10. NYSE LISTING. The Shares constituting a part of, and any Shares issuable upon the exercise of, the Consideration Securities shall have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange.

     7.11. NUREIT FINANCING. A new third-party lender shall be ready, willing and able to purchase the First Mortgage Loan on terms comparable to but in any event no less favorable to the Company than those set forth on SCHEDULE 2.3(b).

     7.12. COMPLIANCE WITH INITIAL INVESTMENT AGREEMENT. ZML shall have complied with all of its obligations pursuant to the Initial Investment Agreement in all material respects.

     7.13. NUREIT PERFORMANCE. NUREIT shall, in all material respects, have taken all actions contemplated to be taken by it hereunder immediately prior to the Closing.

     7.14. DIRECTORS' AND OFFICERS' INDEMNIFICATION AND INSURANCE. On the Closing Date, the By-laws of NUREIT shall contain provisions no less favorable with respect to indemnification, advancement of expenses and related matters than are set forth in Article XII of the By-laws of NUREIT as set forth in
Schedule 2.2(c) hereto.

     7.15. CLOSING DATE. The Closing shall occur no later than March 31, 1996; PROVIDED, HOWEVER, that either the Company or EOH may elect to extend from time to time the Closing Date if (i) such electing party is not in material breach of any covenant, representation, or warranty, subject to applicable grace periods in Sections 9.1(a)(ii) and (iii), as the case may be, and is ready, willing and able to continue towards completion of an Investment, but in no event later than December 31, 1996, (ii) pending proceeding(s) in a bankruptcy court prevent or do not allow for the consummation of an Investment under this Agreement for the period that such pending proceeding(s) prevent or do not allow for such Investment and for a period of ten (10) business days thereafter, and (iii) such electing party is not in material breach of any covenant, representation, or warranty, subject to applicable grace periods in Sections 9.1(a)(ii) and (iii), as the case may be, and a pending non-bankruptcy judicial proceeding prevents or does not allow for the consummation of an Investment under this Agreement for the period that such pending proceeding prevents or does not allow for such Investment and for a period of ten (10) business days thereafter (but the extension under this clause (iii) shall not extend beyond one (1) year after the date the judgment preventing or not allowing the Investment is first entered and the parties shall in good faith pursue on an expedited basis all available appeals thereof).


                                  ARTICLE VIII

                                     CLOSING

     8.1. CLOSING. The Closing shall take place at the offices of the Company or its representatives in New York, New York at 10:00 A.M. on the later of: (i) the fifth Business Day after the satisfaction of all conditions precedent set forth in ARTICLE VI and ARTICLE VII and (ii) the eleventh Business Day after entry of a final order confirming RCPI's Borrower Plan, which order shall not be subject to an injunction or a stay. If the Closing shall not take place pursuant to a stay of an order of the Bankruptcy Court, the Closing shall take place on the fifth Business Day subsequent to the removal of the stay.

     8.2.  DELIVERIES BY THE COMPANY.

     (a) At the Closing, in connection with the completion of any Investment pursuant to ARTICLE II hereof and in addition to any other documents or agreements required under this Agreement, the Company shall deliver to EOH, the Zell Investor Group and NUREIT the following:

           (i) A fairness opinion addressed to the Company's Board of Directors with respect to the Investment to be completed at the Closing from PaineWebber Incorporated, which shall be reasonably satisfactory to ZML and the Zell Investor Group;

           (ii) A certificate, dated the Closing Date, of the President of the Company, attested to by the Secretary of the Company, certifying as to the compliance by the Company with ARTICLES III, V and VI in the form attached hereto as SCHEDULE 8.2(a)(ii);

           (iii) The Certificate of Incorporation of the Company certified by the Secretary of State of Delaware and by-laws of the Company, certified by the Secretary of the Company;

           (iv) A certificate of the Secretary of the Company in the form attached hereto as SCHEDULE 8.2(a)(iv), which shall include complete certified copies of any minutes previously delivered to EOH in a redacted form;

           (v) Certificates of Good Standing for the Company from the States of Delaware and New York, dated as of a recent date;

           (vi) An opinion, dated the Closing Date, of Shearman & Sterling, special counsel to the Company, as to those legal matters reasonably specified by, and in form and substance reasonably satisfactory to, ZML;

           (vii) UCC title lien searches for the Company, in form and substance satisfactory to NUREIT, showing that there are no Liens on any of the Company's assets other then the Permitted Liens;

           (viii) A certificate, dated the Closing Date, in form and substance reasonably satisfactory to EOH, the Zell Investor Group and NUREIT, of the President of the Company, restating as of the Closing the representations and warranties of the Company set forth in ARTICLE III, it being understood and agreed that the Company shall have the right to update the representations and warranties to reflect changed facts and circumstances since the date of this Agreement, but such right shall not relieve the Company of any liability hereunder if and to the extent the change(s) are attributable to a default by the Company hereunder.

     (b) Pursuant to the provisions of SECTION 2.3 above and subject to any modification resulting from an alternative Investment pursuant to
           SECTION 2.4 hereof, the Company shall further deliver and undertake to perform or cause to be performed the following:

           (i) The Company shall sell the First Mortgage Loan to the new third-party lender for $694 million cash (the existing Mortgage and Mortgage Note having been split prior to the Closing into the $694 million First Mortgage Loan and the $606 million Second Mortgage Loan);

           (ii)     The Company shall sell the Second Mortgage Loan to NUREIT;

           (iii) Utilizing an escrow to accomplish essentially simultaneous transactions, subject to SECTION 2.5 hereof, the Company shall then use the aggregate cash proceeds from the sale of the First Mortgage Loan and the Purchase Price as follows:

                    (A) To pay all amounts required to retire the Company's Convertible Debentures (including the Zero Coupon Convertible Debentures due 2000, which may alternatively, at the option of EOH and the Company, each acting reasonably, remain outstanding, in which event NUREIT would assume the obligations of the Company in respect thereof as required by the applicable documents and the $694 million First Mortgage Loan and the cash proceeds from the sale thereof would be reduced correspondingly);

                    (B) To pay all Indebtedness owed to Goldman Sachs/Whitehall at par;

                    (C) To pay off all of the Company obligations as set forth in SCHEDULE 2.3(f) hereto; and

                    (D) In the event of a Consensual Transaction, to deposit $15 million into the Escrow Account.

         (iv) The Company shall repurchase at the Closing the Initial Shares and/or the Subsequent Shares purchased by ZML pursuant to the Initial Investment Agreement, if any, for the purchase price paid by ZML; PROVIDED, HOWEVER, that in the event that the Company shall not repurchase the Initial Shares and/or Subsequent Shares as set forth above, then the amount of cash contributed to NUREIT by the Zell Investor Group shall be reduced and the per Share purchase price to be paid by the Zell Investor Group shall be equitably adjusted to maintain the Zell Investor Group's approximate 50% economic interest in NUREIT in a manner reasonably acceptable to the Company and the Zell Investor Group.

         (v) The Company shall then proceed with its plan of liquidation, including the provisions set forth in ARTICLE X hereto, after providing for its remaining liabilities as set forth herein (to the satisfaction of EOH, the Zell Investor Group and NUREIT).

        (vi) Notwithstanding the foregoing, in the event of a Non-Consensual Transaction, the Company shall contribute 2,727,273 Shares to the Escrow Account as defined in and pursuant to SECTION 10.11.

     (c)   In the event that an alternative Investment is pursued pursuant to
           SECTION 2.4 hereof or that adjustments to the items set forth in this
           ARTICLE VIII are necessary as required by SECTION 2.5(b) hereof, the Company shall, in good faith, take such actions and deliver such documents as are necessary to effectuate and consummate such alternative Investment.

     8.3.  DELIVERIES BY NUREIT.

     At the Closing in connection with the completion of any Investment pursuant to ARTICLE II hereof, NUREIT shall deliver to the Company the following:

     (a)   The Purchase Price as provided in Section 2.3(c) or  pursuant to
           SECTION 2.4;

     (b) A certificate, dated the Closing Date, of NUREIT, certifying as to compliance by NUREIT with SECTIONS 7.1 and 7.2 in the form attached hereto as SCHEDULE 8.3(b); and

     (c) An opinion, dated the Closing Date, of Rosenberg & Liebentritt, special counsel to NUREIT, in form and substance reasonably satisfactory to the Company as to the legal matters set forth in SECTIONS 4.1, 4.2, and 4.3.

     (d) At the Closing, NUREIT would be capitalized by the Zell Investor Group as provided pursuant to SECTION 2.3 herein.

           (i) Upon capitalizing NUREIT, the Zell Investor Group would be granted (a) registration rights as to its Shares of NUREIT that are comparable and no less favorable than those granted to Goldman Sachs/Whitehall in December, 1994, and (b) in the case of
               (x) a Consensual Transaction, 3,000,000 NUREIT SARs at $5.50 per Share, or (y) a Non-Consensual Transaction and the issuance of the Initial Shares and/or Subsequent Shares, 3,333,829 NUREIT SARs, in each case subject to adjustment upwards in the event of any additional issuances of Common Stock, Warrants and Company SARs from the date of this Agreement through and including the Closing Date hereunder and downwards in the event that less than all of the Initial Shares and Subsequent Shares have been issued (PROVIDED, HOWEVER, that in no event shall the Zell Investor Group be entitled to receive less than 3,000,000 NUREIT SARs) such that the Zell Investor Group will retain upon Closing an approximate 50% economic interest in NUREIT.

         (ii) Also upon closing, the Zell Investor Group shall contribute an additional amount to NUREIT equal to $2,350,000 in cash.

     (e) An opinion, dated the Closing Date, of special tax counsel to NUREIT, in form and substance reasonably satisfactory to the Company, to the effect that NUREIT has been organized in conformity with the requirements for qualification as a "real estate investment trust" under the Code, and its proposed method of operation will enable it to meet the requirements for qualification and taxation as a "real estate investment trust" under the Code.

     (f) Pursuant to the provisions of SECTION 2.3 hereof and subject to any modification resulting from an alternative Investment pursuant to
           SECTION 2.4 hereof, EOH shall cause the following to occur at the
           Closing:

         (i) NUREIT, directly or indirectly, shall acquire the Property by succeeding to all of the outstanding partnership interests in each of RCPI and RCPA (free of transfer taxes pursuant to RCPI's Borrower Plan), maintaining the legal validity of the Mortgage and the Mortgage Note, and arrange for the settlement of all of the Borrower's obligations other than obligations owed to Affiliates of and entities related to Borrower, whether arising from direct claims or from claims arising from the rejection of the Insider Debt and obligations covered by insurance;

         (ii) NUREIT shall assume the liabilities of the Company as set forth on Schedule 2.3(f) hereto; PROVIDED, HOWEVER, that NUREIT shall in no event assume or be liable for any liabilities incurred by the Company or arising subsequent to the Closing Date; and

         (iii) ZML shall surrender the Initial Shares and the Subsequent Shares then held by it, if any, for cancellation by the Company; PROVIDED, HOWEVER, that in the event that the foregoing would result in an adverse tax consequence to EOH, ZML, NUREIT or the Zell Investor Group, then the parties shall in good faith restructure the transaction in a manner to avoid such adverse tax consequence and in a manner reasonably acceptable to the Company, EOH, ZML and the Zell Investor Group.

     (g)   In the event that an alternative Investment is pursued pursuant to
           SECTION 2.4 hereof or that adjustments to the items set forth in this
           ARTICLE VIII are necessary as required by SECTION 2.5(b) hereof, EOH shall, in good faith, take or cause to be taken such actions and deliver or cause to be delivered such documents as necessary to effectuate and consummate such alternative Investment.

     (h) A certificate, dated the Closing Date, in form and substance reasonably satisfactory to the Company, of the President of EOH restating as of Closing the representations and warranties of EOH set forth in ARTICLE IV, it being understood and agreed that EOH shall have the right to update the representations and warranties to reflect changed facts and circumstances since the date of this Agreement, but such right shall not relieve EOH of any liability hereunder if and to the extent the change(s) are attributable to a default by EOH hereunder.

     8.4. POST-CLOSING OBLIGATIONS. After making adequate provision for its liabilities (including adequate provision for liabilities pursuant to ARTICLE X hereof, the adequacy of which shall be determined in cooperation with, and reasonably consented to by, EOH and the Zell Investor Group), the Company would be dissolved pursuant to a plan of liquidation reasonably satisfactory to EOH and the Zell Investor Group and the Consideration Securities would be distributed amongst the holders of the equity securities of the Company as such holders are entitled thereto. If necessary in connection therewith and if and to the extent requested by the Company, for a period of one (1) year after Closing, NUREIT shall purchase from the Company such number of the NUREIT SARs (and if necessary, NUREIT Warrants) at a price of $.50 per NUREIT SAR (and per NUREIT Warrant, if applicable) and otherwise upon such terms as NUREIT may reasonably require. NUREIT will assume certain identified liabilities set forth on SCHEDULE 2.3(f) hereto and liabilities hereafter arising if and to the extent due to litigation initiated to challenge the transactions contemplated herein, but NUREIT shall not be obligated to assume any other liabilities of the Company and the Company shall indemnify and hold NUREIT harmless from all such other liabilities to the extent provided in
ARTICLE X hereof.

     8.5. COMPANY POST-CLOSING ACTIVITIES.

     (a) Immediately following the Closing, the Company shall cease all business operations and shall commence and diligently pursue to completion a plan of liquidation and dissolution providing for (i) the winding up of all affairs of the Company, (ii) the payment of all expenses and satisfaction of all liabilities of the Company retained by the Company, and (iii) the prompt distribution to the holders of the equity securities of the Company of the portion of the Consideration Securities to which such holders shall be entitled. After Closing, the Company shall (x) take no actions other than those reasonably related and incidental to effecting such plan of liquidation and dissolution and (y) upon completion of its liquidation and dissolution, assign all of its rights, title and interest in the name "Rockefeller Center Properties, Inc." and all derivatives thereof to NUREIT.

     (b) Notwithstanding anything to the contrary in this Agreement, the Company shall indemnify, defend and hold NUREIT Indemnified Parties harmless for any and all Losses incurred by any of the NUREIT Indemnified Parties arising out of or relating to any actions taken by the Company after the Closing.

                                   ARTICLE IX

                                   TERMINATION

     9.1. TERMINATION.

     (a) This Agreement may be terminated at any time on or prior to the Closing Date:

          (i)    With the mutual consent of the Company and EOH;

          (ii) By EOH if there shall have been a material breach of any covenant, representation or warranty of the Company hereunder, and such breach shall not have been remedied to EOH's reasonable satisfaction within thirty (30) days after receipt of a notice in writing from EOH specifying the breach;

          (iii) By the Company, if there shall have been a material breach of any covenant, representation or warranty of EOH hereunder, and such breach shall not have been remedied to the Company's reasonable satisfaction within thirty (30) days after receipt by EOH of notice in writing from the Company specifying the breach and requesting such be remedied; or

          (iv) By either NUREIT or the Company if the Closing shall not have occurred by March 31, 1996, unless (A) either the Company or EOH is ready, willing and able to continue towards completion of an Investment, such party has elected to extend the Closing Date and such electing party is not in material breach of any covenant, representation or warranty, subject to applicable cure periods as provided in subsections (ii) and (iii) above, as the case may be, at the time of such election, but in no event later than December 31, 1996, (B) pending proceeding(s) in a bankruptcy court prevent or do not allow for the consummation of an Investment under this Agreement for the period that such pending proceeding(s) prevent or do not allow for such Investment and for a period of ten (10) business days thereafter, and (C) either the Company or EOH has elected to extend the Closing Date and such electing party is not in material breach of any covenant, representation or warranty, subject to applicable cure periods as provided in subsections
                 (ii) and (iii) above, as the case may be, and at the time of such election a pending non-bankruptcy judicial proceeding prevents or does not allow for the consummation of an Investment under this Agreement for the period that such pending proceeding prevents or does not allow for such Investment and for a period of ten (10) business days thereafter (but the extension under this clause (C) shall not extend beyond one (1) year after the date the judgment preventing or not allowing the Investment is first entered).

     (b) The Company shall have the right to terminate this Agreement if it receives a proposal for an Alternative Transaction that the Company's Board of Directors determines could be financially superior to the transactions contemplated herein and that therefore, based upon and with advice of counsel, the Company's Board of Directors believes it has a fiduciary duty to the Company's shareholders to respond to and pursue.

     (c)  Notwithstanding anything to the contrary contained in this Agreement,
          (i) if this Agreement is terminated at any time pursuant to subsections (a)(ii) or (b) above, or (ii) if (A) EOH is not in material breach of any covenant, representation or warranty, subject to applicable cure periods as provided in subsections (a)(ii) and
          (iii) above, as the case may be, (B) EOH is ready, willing and able to complete an Investment, (C) EOH has satisfied, in all material respects, the conditions set forth in ARTICLE VII hereof other than the condition set forth in SECTION 7.15 hereof, and (D) the Company has not terminated this Agreement pursuant to subsection (a)(iii) above and the Company shall fail to close an Investment as contemplated by this Agreement, or (iii) the Company's Board of Directors cannot, due to its fiduciary duty to the holders of Common Stock, recommend, as called for in SECTION 5.5(b) hereof, approval to such holders of the transactions contemplated herein as described and as set forth in the Proxy/Registration Statement, and if the Company closes an Alternative Transaction (whether or not the subject of such proposal) within 30 months after (x) the date of termination of this Agreement with respect to subsection (i) above, (y) the final date of extension of the Closing Date with respect to subsection (ii) above, or (z) the date on which the Company's Board of Directors exercises its fiduciary duty not to recommend the approval of the transactions contemplated herein pursuant to Section 5.5(b) hereof with respect to subsection (iii) above, the Company shall pay to the Zell Investor Group a fee of $9,575,000 (and reimburse the Zell Investor Group for its reasonable out-of-pocket expenses incurred in connection with the transactions contemplated hereby in an amount (not to exceed $2 million) equal to the amount by which such expenses exceed $2 million) at the closing of such Alternative Transaction. Such fee shall bear interest at the rate of 8% (compounded semi-annually) from the 90th day after the date of the Company's termination of this Agreement as aforesaid until the date on which such payment is due.

     9.2. EFFECT OF TERMINATION.  If this Agreement is terminated pursuant to
SECTION 9.1, all obligations of the parties hereunder shall terminate, except for the obligations set forth in SECTIONS 9.1(c), 11.1 and 11.14, which shall survive the termination of this Agreement, and except that no such termination shall relieve any party from liability for any prior willful breach of this Agreement.


                                    ARTICLE X

                                 INDEMNIFICATION

     10.1. SURVIVAL. The representations and warranties of the parties hereto contained herein shall survive the Closing for a period of one year. The covenants and agreements of the parties hereto shall survive indefinitely.

     10.2. INDEMNIFICATION BY COMPANY. Subsequent to the Closing, the Company agrees to indemnify and defend each of the NUREIT Indemnified Parties against, and agrees to hold each of them harmless from, any and all Losses (but in no event shall the aggregate liability of the Company pursuant to this ARTICLE X be greater than the amount from time to time outstanding in, or shall the Company be obligated to make any payments to any NUREIT Indemnified Party from any source other than, the Escrow Account as defined and as set forth in SECTION
10.11 below) incurred or suffered by them relating to or arising out of or in connection with any of the following:

    (a) any breach of or any inaccuracy in any representation or warranty made by the Company in this Agreement or any document delivered at the Closing pursuant to SECTION 8.2; or

    (b) any breach of or failure by the Company to perform any covenant or obligation of the Company set out in this Agreement or any document delivered at the Closing; or

    (c) any Taxes for or with respect to any period ending on or prior to the Closing Date for which the Company is liable, whether directly or indirectly, in its own right or as a transferee of the assets of, or successor to, any person or by reason of its being a member of an affiliated or combined group of corporations, including, without limitation, by reason of Treasury Regulation Schedule 1.1502-6 and any funding or underfunding obligations for which the Company is liable under ERISA; or

    (d) any liabilities of any nature whatsoever incurred by the Company prior to the Closing Date and not listed on SCHEDULE 2.3(f) hereto; PROVIDED, HOWEVER, that NUREIT will assume, and the Company shall have no liability pursuant to this SECTION 10.2 for, any Loss incurred or with respect to liabilities hereafter arising if and to the extent due to litigation initiated to challenge the transactions contemplated herein; PROVIDED, FURTHER, that the preceding proviso shall not apply to Losses related to or incurred pursuant to contractual obligations of the Company with or relating to Goldman Sachs/Whitehall; or

    (e) 50% of any liabilities incurred by NUREIT relating to a "change of control" of the Company as it relates to employees of the Company and the termination of the employment of the employees of the Company.

    10.3. INDEMNIFICATION BY NUREIT. At the Closing, EOH shall cause NUREIT to agree to indemnify the Company and each of their respective Affiliates, officers, directors, employees and partners and agrees to hold each of them harmless from, any and all Losses incurred or suffered by them relating to or arising out of or in connection with any of the following:

    (a) any breach of or any inaccuracy in any representation or warranty made by NUREIT in this Agreement or any document delivered at the Closing pursuant to SECTION 8.3; or

    (b) any breach of or failure by NUREIT to perform any covenant or obligation of NUREIT set out in this Agreement or any document delivered at the Closing.

    10.4. SPECIAL INDEMNIFICATION BY NUREIT. (a) Subsequent to the Closing, EOH shall cause NUREIT to the fullest extent permitted under applicable law, to indemnify and hold harmless, each present and former director, officer, employee, fiduciary and agent of the Company (collectively, the "Special Indemnified Parties") against all Losses in connection with any claim, action, suit, proceeding or investigation (with respect to actions taken prior to the Closing), whether civil, criminal, administrative or investigative, arising out of or pertaining to any action or omission in their capacity as an officer, director, employee, fiduciary or agent occurring before the Closing, whether asserted or claimed prior to, at or after the Closing Date, for a period of six years after the Closing Date in each case to the fullest extent permitted under applicable law (and shall pay any expenses in advance of the final disposition of such action or proceeding to each Special Indemnified Party to the fullest extent permitted under applicable law, upon receipt from the Special Indemnified Party to whom expenses are advanced of an undertaking to repay such advances required under applicable law). In the event of any such claim, action, suit, proceeding or investigation, NUREIT, at its expense, shall have the right to defend such claim, action, suit, proceeding or investigation, unless there is, as determined by counsel to NUREIT, a conflict or reasonable likelihood of a conflict such that the representation of one or more of the Special Indemnified Parties would be impermissible under applicable standards of professional conduct, in which case, or in the case that NUREIT elects not to defend such claim, suit, proceeding or investigation, then NUREIT shall pay the reasonable fees and expenses of counsel selected by the Special Indemnified Parties, which counsel shall be reasonably satisfactory to NUREIT, promptly after statements therefor are received and NUREIT shall cooperate in the defense of any such matter; PROVIDED, HOWEVER, that, in the event that any claim for indemnification is asserted or made within such six-year period, all rights to indemnification in respect of such claim shall continue until the disposition of such claim. For the purposes solely of this SECTION 10.4, the corporate law of the State of Delaware shall be assumed to be the "applicable law" referred to in this SECTION 10.4.

    (b) NUREIT shall maintain in effect for six years from the Closing Date, if available upon commercially reasonable terms, the current directors' and officers' liability insurance policies maintained by the Company (PROVIDED that NUREIT may substitute therefor policies of at least the same coverage containing terms and conditions which are not materially less favorable upon commercially reasonable terms, so long as substitution does not result in gaps or lapses in coverage) with respect to matters occurring prior to the Closing Date.

    (c) In the event NUREIT or any of its respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or
(ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provision shall be made so that the successors and assigns of NUREIT shall assume the obligations set forth in this
SECTION 10.4.

    10.5.  PROXY/REGISTRATION STATEMENT INDEMNIFICATION.

    (a) Notwithstanding any contrary provisions contained in this ARTICLE X (subject to the limit on the aggregate liability of the Company under this ARTICLE X as set forth in SECTION 10.2 above), in relation to the Proxy/Registration Statement, the Company agrees to indemnify, defend and hold harmless the NUREIT Indemnified Parties with respect to written information furnished or provided by or on behalf of the Company expressly for use in the Proxy/Registration Statement as follows:

         (i) against any and all Loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Proxy/Registration Statement (or any amendment thereto), including the information deemed to be part of the Proxy/Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

        (ii) against any and all Loss, liability, claim, damage or expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

      (iii) against any and all expense whatsoever, as incurred (including, subject to subsection (c) hereof, the fees and disbursements of counsel chosen by the NUREIT Indemnified Parties), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above.

    (b) Notwithstanding any contrary provisions contained in this ARTICLE X, in relation to the Proxy/Registration Statement, NUREIT agrees to indemnify, defend and hold harmless the Company, its directors, each of its officers who signed the Proxy/Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all Loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) hereof as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Proxy/Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of the NUREIT Indemnified Parties expressly for use in the Proxy/Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

    (c) Each Indemnified Person shall give notice as promptly as reasonably practicable to each Indemnifying Person of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an Indemnifying Person shall not relieve such Indemnifying Person from any liability which it may have otherwise than on account of this indemnity agreement. An Indemnifying Person may participate at its own expense in the defense of any such action. In no event shall the Indemnifying Persons be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all Indemnified Persons in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

    10.6. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
SECTION 10.5 hereof is for any reason held to be unenforceable by the Indemnified Persons although applicable in accordance with its terms, the Company and NUREIT shall contribute to the aggregate Losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and each of the NUREIT Indemnified Parties, as incurred, in such proportions that NUREIT is responsible for that portion represented by the relative benefit received by the NUREIT Indemnified Parties pursuant to this Agreement versus the relative benefit received by the Company pursuant to this Agreement; PROVIDED, HOWEVER, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls NUREIT Indemnified Parties within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such NUREIT Indemnified Parties, and each director of the Company, each officer of the Company who signed the Proxy/Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

    10.7.    CLAIMS.  The provisions of this Section shall be subject to
SECTION 10.8. As soon as is reasonably practicable after becoming aware of a claim for indemnification under this Agreement, but no later than the first anniversary of the Closing

Date, the Indemnified Person shall promptly give notice to the Indemnifying Person of such claim and the amount the Indemnified Person will be entitled to receive hereunder from the Indemnifying Person; PROVIDED that the failure of the Indemnified Person to give notice shall not relieve the Indemnifying Person of its obligations under this ARTICLE X except to the extent (if any) that the Indemnifying Person shall have been prejudiced thereby; PROVIDED, FURTHER, that no new claims may be made against the Escrow Account after the first anniversary of the Closing Date. If the Indemnifying Person does not object in writing to such indemnification claim within 30 calendar days of receiving notice thereof, the Indemnified Person shall be entitled to recover promptly from the Indemnifying Person the amount of such claim (but such recovery shall not limit the amount of any additional indemnification to which the Indemnified Person may be entitled pursuant to SECTION 10.2 or 10.3), and no later objection by the Indemnifying Person shall be permitted. If the Indemnifying Person agrees that it has an indemnification obligation but objects that it is obligated to pay only a lesser amount, the Indemnified Person shall nevertheless be entitled to recover promptly from the Indemnifying Person the lesser amount, without prejudice to the Indemnified Person's claim for the difference.

    10.8. NOTICE OF THIRD PARTY CLAIMS; ASSUMPTION OF DEFENSE. The Indemnified Person shall give notice as promptly as is reasonably practicable to the Indemnifying Person of the assertion of any claim, or the commencement of any suit, action or proceeding, by any Person not a party hereto in respect of which indemnity may be sought under this Agreement; PROVIDED that the failure of the Indemnified Person to give notice shall not relieve the Indemnifying Person of its obligations under this ARTICLE X except to the extent (if any) that the Indemnifying Person shall have been prejudiced thereby. The Indemnifying Person may, at its own expense, (a) participate in the defense of any claim, suit, action or proceeding and (b) upon notice to the Indemnified Person and the Indemnifying Person's delivering to the Indemnified Person a written agreement that the Indemnified Person is entitled to indemnification pursuant to SECTION
10.2 or 10.3 for all Losses arising out of such claim, suit, action or proceeding and that the Indemnifying Person shall be liable for the entire amount of any Loss, at any time during the course of any such claim, suit, action or proceeding, assume the defense thereof; PROVIDED, HOWEVER, that (i) the Indemnifying Person's counsel is reasonably satisfactory to the Indemnified Person, and (ii) the Indemnifying Person shall thereafter consult with the Indemnified Person upon the Indemnified Person's reasonable request for such consultation from time to time with respect to such claim, suit, action or proceeding. If the Indemnifying Person assumes such defense, the Indemnified Person shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Person. If, however, the Indemnified Person reasonably determines in its judgment that representation by the Indemnifying Person's counsel of both the

Indemnifying Person and the Indemnified Person would present such counsel with a conflict of interest, then such Indemnified Person may employ separate counsel to represent or defend it in any such claim, action, suit or proceeding and the Indemnifying Person shall pay the fees and disbursements of such separate counsel. Whether or not the Indemnifying Person chooses to defend or prosecute any such claim, suit, action or proceeding, all of the parties hereto shall cooperate in the defense or prosecution thereof.

    10.9. SETTLEMENT OR COMPROMISE. Any settlement or compromise made or caused to be made by the Indemnified Person or the Indemnifying Person, as the case may be, of any such claim, suit, action or proceeding of the kind referred to in SECTION 10.8 shall also be binding upon the Indemnifying Person or the Indemnified Person, as the case may be, in the same manner as if a final judgment or decree had been entered by a court of competent jurisdiction in the amount of such settlement or compromise; PROVIDED, HOWEVER, that no obligation, restriction or Loss shall be imposed on the Indemnified Person as a result of such settlement without its prior written consent. The Indemnified Person will give the Indemnifying Person at least 30 days' written notice of any proposed settlement or compromise of any claim, suit, action or proceeding it is defending, during which time the Indemnifying Person may reject such proposed settlement or compromise; PROVIDED, HOWEVER, that from and after such rejection, the Indemnifying Person shall be obligated to assume the defense of and full and complete liability and responsibility for such claim, suit, action or proceeding and any and all Losses in connection therewith in excess of the amount of unindemnifiable Losses which the Indemnified Person would have been obligated to pay under the proposed settlement or compromise.

    10.10. FAILURE OF INDEMNIFYING PERSON TO ACT. In the event that the Indemnifying Person does not elect to assume the defense of any claim, suit, action or proceeding, then any failure of the Indemnified Person to defend or to participate in the defense of any such claim, suit, action or proceeding or to cause the same to be done, shall not relieve the Indemnifying Person of its obligations hereunder.

    10.11. ESCROW AGREEMENT. In order to secure the payment by the Company of its indemnification obligations pursuant to this ARTICLE X and provide for actual costs incurred in connection with the dissolution of the Company, the parties hereto shall enter into an Escrow Agreement in form and substance reasonably satisfactory to the Company and EOH, providing INTER ALIA for the following: (i) the deposit by the Company, at the Closing, of either
(A) $15,000,000 of cash proceeds from the Investment in the event of a Consensual Transaction or (B) 2,727,273 Shares (based upon a price of $5.50 per Share) in the event of a Non-Consensual Transaction, into an escrow account (the "Escrow Account") to be administered by an unaffiliated party mutually agreeable to the parties hereto; and (ii) the distribution of the residual interest in the Escrow Account upon the expiration of any indemnity provided by the Company pursuant to this ARTICLE X to the Company or its liquidating trustee.

                                   ARTICLE XI

                                  MISCELLANEOUS

    11.1. EXPENSES. Expenses incident to the performance of obligations under this Agreement shall be borne and paid as follows: (i) the printing and filing of the Proxy/Registration Statement as originally filed and of each amendment thereto by the Company, (ii) the preparation, issuance and delivery of the certificates for the Consideration Securities to the Persons entitled thereto, (iii) the fees and disbursements of the Company's counsel and accountants, including, but not limited to, those fees and disbursements relating to the Proxy/Registration Statement, the Borrower's Chapter 11 Case, RCPI's Borrower Plan and the Company Chapter 11 Case by the Company, (iv) the qualification of the Consideration Securities under securities laws of such states and other jurisdictions of the United States as necessary pursuant to a distribution of Consideration Securities to the Persons entitled thereto, including filing fees and the fees and disbursements of counsel in connection therewith and in connection with the preparation of the Blue Sky Survey by the Company, (v) the printing and delivery to the holders of Common Stock of copies of the Proxy/Registration Statement as declared effective by the Commission and of each amendment thereto, of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto, as required pursuant to the 1933 Act, the 1934 Act, the 1933 Act Regulations or the 1934 Act Regulations by the Company, (vi) the solicitation of affirmative votes of the shareholders of Common Stock relating to the Proxy/Registration Statement by the Company; (vii) fees and disbursements of EOH's and NUREIT's counsel by EOH and NUREIT, respectively; (viii) any fees and costs incurred by the Company and/or NUREIT in arranging for the First Mortgage Loan financing by the Company; and (ix) any other expenses incurred by the Company in connection with the transactions contemplated hereby by the Company. In addition, any other expenses incurred by EOH or the Zell Investor Group in connection with this Agreement shall be borne and paid for by EOH and the Zell Investor Group, as the case may be.

    11.2. AMENDMENT. This Agreement may be amended, modified or supplemented but only in writing signed by a duly authorized, duly appointed representative of EOH and the President of the Company.

    11.3. NOTICES. Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (i) when delivered, (ii) when transmitted via telecopy (or other facsimile device) to the number set out below, (iii) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service or (iv) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address set forth below, or at such other address as such party may specify by written notice to the other party hereto:

    if to the Company:      Rockefeller Center Properties, Inc.
                            1270 Avenue of the Americas
                            New York, New York  10020

                            Attention:   Secretary
                            Telephone:   (212) 698-1440
                            Telecopy:    (212) 698-1453


    with a copy to:         Shearman & Sterling
                            599 Lexington Avenue
                            New York, New York  10022-6069

                            Attention:   Cornelius J. Dwyer, Jr.
                            Telephone:   (212) 848-4000
                            Telecopy:    (212) 848-7179


    if to EOH or the
    Zell Investor Group:    Equity Office Holdings, L.L.C.
                            Two North Riverside Plaza
                            Chicago, Illinois  60606

                            Attention:   Randall K. Rowe
                            Telephone:   (312) 466-4050
                            Telecopy:    (312) 454-9946


    with a copy to:         Rosenberg & Liebentritt, P.C.
                            Two North Riverside Plaza - Suite 1515
                            Chicago, Illinois  60606

                            Attention:   Donald J. Liebentritt
                                         William C. Hermann
                            Telephone:   (312) 466-3456
                            Telecopy:    (312) 454-0335


    if to NUREIT:           [NUREIT]
                            Two North Riverside Plaza
                            Chicago, Illinois  60606

                            Attention:   Randall K. Rowe
                            Telephone:   (312) 466-4050
                            Telecopy:    (312) 454-9946
    with a copy to:         Rosenberg & Liebentritt, P.C.
                            Two North Riverside Plaza
                            Suite 1515
                            Chicago, Illinois  60606

                            Attention:   Donald J. Liebentritt
                                         William C. Hermann
                            Telephone:   (312) 466-3456
                            Telecopy:    (312) 454-0335


    11.4. EFFECT OF INVESTIGATION. Any due diligence review, audit or other investigation or inquiry undertaken or performed by or on behalf of any of the parties hereto shall not limit, qualify, modify or amend the representations, warranties or covenants of, or indemnities by, any of the parties hereto made or undertaken pursuant to this Agreement, irrespective of the knowledge and information received (or which should have been received) therefrom by the other parties hereto.

    11.5. WAIVERS. The failure of a party hereto at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

    11.6. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    11.7. INTERPRETATION. The headings preceding the text of Articles and Sections included in this Agreement and the headings to Exhibits and Schedules attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement. The use of the terms "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation," respectively. Underscored references to Articles, Sections or Schedules shall refer to those portions of this Agreement. Consummation of the transactions contemplated herein shall not be deemed a waiver of a breach of or inaccuracy in any representation, warranty or covenant or of any party's rights and remedies with regard thereto.

    11.8. APPLICABLE LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

    11.9. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that no assignment of any rights or obligations shall be made by the Company without the written consent of EOH or by EOH without the written consent of the Company, except that EOH may assign its rights hereunder without such consent to any Affiliate of EOH.

    11.10. NO THIRD PARTY BENEFICIARIES. This Agreement is solely for the benefit of the parties hereto and, to the extent provided herein, their respective Affiliates, assignees, designees, directors, trustees, officers, partners, employees, agents and representatives, and no provision of this Agreement shall be deemed to confer upon other third parties any remedy, claim, liability, reimbursement, cause of action or other right.

    11.11. PUBLICITY. Any public announcement made by or on behalf of either EOH or the Company prior to the termination of this Agreement pursuant to
ARTICLE IX hereof concerning this Agreement, the transactions described herein or any other aspect of the dealings heretofore had or hereafter to be had between EOH, the Zell Investor Group, NUREIT and the Company must first be approved by the other party, subject to the Company's obligations as a public company (but the Company shall nonetheless consult with EOH, the Zell Investor Group, and NUREIT as to all such public announcements).

    11.12. FURTHER ASSURANCES. Upon the reasonable request of a party hereto, the other such party hereto will on and after the Closing Date execute and deliver to the requesting party such other documents, releases, assignments and other instruments as may be required to effectuate completely the transfer and assignment to the requesting party of, and to vest fully in the requesting party title to, the assets transferred hereunder, and to otherwise carry out the purposes of this Agreement. Without limitation, at Closing, the Company shall assign, transfer and convey to NUREIT all of its right, title and interest in and to all of the assets retained by the Company immediately subsequent to the completion of the transactions constituting the Closing, except the Company's interest in the Escrow Account and $150,000 in cash to enable the Company to pay the expenses of its liquidation and except as otherwise provided in SECTION 3.6(b) hereof; and after Closing, NUREIT shall make available to the Company such portion(s) of such assets as may be reasonably requested by the Company to enable the Company to wind up its affairs and liquidate.

    11.13. SEVERABILITY. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

    11.14. REMEDIES. The remedies provided in this Agreement shall be cumulative and shall not preclude the assertion or exercise of any other rights or remedies available by law, in equity or otherwise. In the event of litigation relating to this Agreement, if a court of competent jurisdiction finally determines that either party has breached this Agreement, then the defaulting party shall be liable and pay to the other the legal fees and expenses incurred by the other party in connection with such litigation, including any appeals therefrom.

    11.15. ENTIRE UNDERSTANDING. This Agreement and the agreements contemplated hereby set forth the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understandings among the parties relating to the transactions referred to herein.

    11.16. NO PRESUMPTION AGAINST DRAFTER. Each of EOH, the Zell Investor Group, and the Company have jointly participated in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by each of EOH, the Zell Investor Group and the Company and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

    11.17. SUBSTITUTE FEE. In the event that the fee provided for in Section 9.1(c) hereof is not payable and in the event of the termination of this Agreement pursuant to (a) SECTION 9.1(a)(iv)(C) or (b) the failure to satisfy the condition precedent set forth in SECTION 7.11 hereof, EOH shall be entitled to receive from the Company and the Company shall pay to EOH a $1.5 million fee upon consummation by the Company of an Alternative Transaction within 30 months after such termination.

    11.18. SPECIAL EXPENSE REIMBURSEMENT. Notwithstanding anything to the contrary in SECTION 9.1 or 11.1 hereto, in the event that the Company has satisfied all of the conditions precedent set forth in ARTICLE VI hereof, other than SECTION 6.14 hereto, and is ready, willing and able to complete an Investment as contemplated in this Agreement, and EOH shall fail to consummate such Investment contemplated by this Agreement, then EOH shall reimburse the Company for not more than $1,000,000 of third-party costs actually incurred by the Company in connection with this Agreement.

                                  *     *     *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.


                       ROCKEFELLER CENTER PROPERTIES, INC.

                        /s/ RICHARD M. SCARLATA
                       ------------------------------------------
                       By:  Richard M. Scarlata
                       Its: President and Chief Executive Officer


                       EQUITY OFFICE HOLDINGS, L.L.C.




                       By: /s/ SAMUEL ZELL
                          ---------------------------------------
                            Name:  Samuel Zell
                            Title:  Chairman

                                 Schedule 2.2(c)

                        Declaration of Trust and By-Laws

     As attached, provided that the Declaration of Trust shall be modified to provide that the Zell Investor Group shall be entitled to elect a number of Trustees equal to one less than a majority of the entire Board of Trustees as long as it continues to hold Shares, which number of Trustees shall be reduced as the Zell Investor Group's investment in Shares is reduced in a manner to be reasonably determined by EOH and the Company.

                             [NEW ROCK REALTY TRUST]

                              DECLARATION OF TRUST

                            Dated ____________, 1995


     This DECLARATION OF TRUST is made as of the date set forth above by the undersigned Trustees.


                                    ARTICLE I

                         THE TRUST; CERTAIN DEFINITIONS

     SECTION 1.1 NAME. The name of the trust (hereinafter called the "Trust") is:

                             [New Rock Realty Trust]

     SECTION 1.2 RESIDENT AGENT. The name and address of the resident agent of the Trust in the State of Maryland are The Prentice-Hall Corporation System, Maryland, 11 East Chase Street, Baltimore, Maryland 21202. The Trust may have such offices or places of business within or without the State of Maryland as the Trustees may from time to time determine.

     SECTION 1.3 NATURE OF TRUST. The Trust is a real estate investment trust within the meaning of Title 8 (as hereinafter defined).

     SECTION 1.4 POWERS. The Trust shall have all of the powers granted to real estate investment trusts generally by Title 8 and shall have any other and further powers as are not inconsistent with Title 8 or any other applicable law.

     SECTION 1.5 DEFINITIONS. As used in this Declaration of Trust, the following terms shall have the following meanings unless the context otherwise requires:

       "AFFILIATE" or "AFFILIATED" means, as to any corporation, partnership, trust or other association (other than the Trust), any Person (i) that holds beneficially, directly or indirectly, 5% or more of the outstanding stock or equity interests thereof or (ii) who is an officer, director, partner or trustee thereof or of any Person which controls, is controlled by, or is under common control with, such corporation, partnership, trust or other association or (iii) which controls, is controlled by, or is under common control with, such corporation, partnership, trust or other association.

       "BOARD OF TRUSTEES" means the Board of Trustees of the Trust.

       "CODE" means the Internal Revenue Code of 1986, as amended.

       "DECLARATION" or "DECLARATION OF TRUST" means this Declaration of Trust, including any amendments or supplements hereto.

       "PERSON" means an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509 (a) of the Code, joint stock company or other entity, or any government and agency or political subdivision thereof.

       "REIT PROVISIONS OF THE CODE" means Section 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

       "SECURITIES" means Shares (as hereinafter defined), any stock, shares or other evidences of equity, beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

       "SECURITIES OF THE TRUST" means any Securities issued by the Trust.

       "SHAREHOLDERS" means holders of record of outstanding Shares.

       "SHARES" means transferable shares of beneficial interest of the Trust of any class or series.

       "TITLE 8" means Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended, or any successor statute.

       "TRUSTEE" means, individually, an individual, and "TRUSTEES" means, collectively, the individuals, in each case as named in Section 2.2 of this Declaration so long as they continue in office and any and all other individuals who have been duly elected and qualify as trustees of the Trust hereunder.

       "TRUST PROPERTY" means any and all property, real, personal or otherwise, tangible or intangible, which is transferred or conveyed to the Trust or the Trustees (including all rents, income, profits and gains therefrom), which is owned or held by, or for the account of, the Trust or the Trustees.

                                   ARTICLE II
                                    TRUSTEES
     SECTION 2.1 NUMBER. The number of Trustees initially shall be two, which number shall be increased to nine upon the Closing Date of the Combination (as defined in Article VII hereof) which number may thereafter be increased or decreased by the Trustees then in office from time to time; however, the total number of Trustees shall be not less than two and not more that 15. No reduction in the number of Trustees shall cause the removal of any Trustee from office prior to the expiration of his term.

     SECTION 2.2 INITIAL BOARD; TERM. (a) The names and addresses of the Trustees who shall serve until the Closing Date of the Combination are:


     NAME                     ADDRESS
     ----                     -------
     Samuel Zell              c/o Equity Group Investments, Inc.
                              Two North Riverside Plaza
                              Suite 600
                              Chicago, Illinois 60606

     Randall K. Rowe          c/o Equity Group Investments, Inc.
                              Two North Riverside Plaza
                              Suite 600
                              Chicago, Illinois 60606


     (b) The names and addresses of the Trustees who shall serve from the Closing Date of the Combination until the first annual meeting of Shareholders and until their successors are duly elected and qualify are:

     NAME                     ADDRESS
     ----                     -------
     Samuel Zell              c/o Equity Group Investments, Inc.
                              Two North Riverside Plaza
                              Suite 600
                              Chicago, Illinois  60606

     Randall K. Rowe          c/o Equity Group Investments, Inc.
                              Two North Riverside Plaza
                              Suite 600
                              Chicago, Illinois  60606

     [TO COME]

     [TO COME]

     [TO COME]

     Dr. Peter Linneman       [TO COME]

     Peter Peterson           [TO COME]

     William Murdoch          [TO COME]

     Benjamin Holloway        [TO COME]

     At the first annual meeting of Shareholders, the Trustees shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class to hold office initially for a term expiring at the annual meeting of Shareholders to be held in 1996, another class to hold office initially for a term expiring at the annual meeting of Shareholders to be held in 1997 and another class to hold office initially for a term expiring at the annual meeting of Shareholders to be held in 1998, with the members of each class to hold office until their successors are duly elected and qualify. At each annual meeting of the Shareholders, the successors to the class of Trustees whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of Shareholders held in the third year following the year of their election and the other Trustees shall continue in office.

     SECTION 2.3 RESIGNATION, REMOVAL OR DEATH. Any Trustee may resign by written notice to the remaining Trustees, effective upon execution and delivery to the Trust of such written notice or upon any future date specified in the notice. A Trustee may be removed, only with Cause (as hereinafter defined), at a meeting of the Shareholders called for that purpose, by the affirmative vote of the holders of not less than two-thirds of the Shares then outstanding and entitled to vote in the election of Trustees. As used herein, "Cause" shall mean (a) theft, fraud or embezzlement or active and deliberate dishonesty by a Trustee; (b) habitual neglect of duty by a Trustee having a material and adverse significance to the Trust; or (c) the conviction of a Trustee of a felony or of any crime involving moral turpitude. Upon the resignation or removal of any Trustee, or his otherwise ceasing to be a Trustee, he shall automatically cease to have any right, title or interest in and to the Trust Property and shall execute and deliver such documents as the remaining Trustees require for the conveyance of any Trust Property held in his name, and shall account to the remaining Trustees as they require for all property which he holds as Trustee. Upon the incapacity or death of any Trustee, his legal representative shall perform those acts.

     SECTION 2.4 LEGAL TITLE. Legal title to all Trust Property shall be vested in the Trust, but it may cause legal title to any Trust Property to be held by or in the name of any or all of the Trustees or any other Person as nominee. Any right, title or interest of the Trustees in and to the Trust Property shall automatically vest in successor and additional Trustees upon their qualification and acceptance of election or appointment as Trustees, and they shall thereupon have all the rights and obligations of Trustees, whether or not conveyancing documents have been executed and delivered pursuant to Section 2.3 or otherwise. Written evidence of the qualification and acceptance of election or appointment of successor and additional Trustees may be filed with the records of the Trust and in such other offices, agencies or places as the Trust or Trustees may deem necessary or desirable.

     SECTION 2.5 INDEPENDENT TRUSTEES. On and after the Closing Date of the Combination, a majority of the Trustees shall be Independent Trustees and the nominating committee of the Board of Trustees shall be comprised of a majority of Independent Trustees. An Independent Trustee shall mean a Trustee who is not, directly or indirectly, affiliated with Equity Office Holdings, L.L.C. ("EOH"), Zell/Merrill Lynch Real Estate Opportunity Partners Limited Partnership III, or any member of the Zell Investor Group (as defined in the Agreement and Plan of Combination dated as of September 11, 1995 between EOH and Rockefeller Center Properties, Inc. (the "Agreement")) or any of their respective Affiliates (collectively, the "Zell Affiliates"). Notwithstanding any amendment to this Declaration of Trust (including any amendment of Article IX), this Section 2.5 may only be amended by the affirmative vote of a majority of the Independent Trustees (even if such Independent Trustees constitute less than a quorum of the Board).


                                   ARTICLE III

                               POWERS OF TRUSTEES

     Subject to the express limitations herein or in the Bylaws, (1) the business and affairs of the Trust shall be managed under the direction of the Board of Trustees and (2) the Trustees shall have full, exclusive and absolute power, control and authority over the Trust Property and over the business of the Trust as if they, in their own right, were the sole owners thereof. The Trustees may take any actions as in their sole judgment and discretion are necessary or desirable to conduct the business of the Trust. This Declaration of Trust shall be construed with a presumption in favor of the grant of power and authority to the Trustees. Any construction of this Declaration or determination made in good faith by the Trustees concerning their powers and authority hereunder shall be conclusive. The powers of the Trustees shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of this Declaration or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Trustees under the general laws of the State of Maryland as now or hereafter in force.


                                   ARTICLE IV

                                INVESTMENT POLICY

     The fundamental investment policy of the Trust is to make investments in such a manner as to comply with the REIT Provisions of the Code and with the requirements of Title 8 with respect to the composition of the Trust's investments and the derivation of its income. Subject to Section 6.7, the Trustees shall use their reasonable best efforts to carry out this fundamental investment policy and to conduct the affairs of the Trust in such a manner as to continue to qualify the Trust for the tax treatment provided in the REIT Provisions of the code; PROVIDED, HOWEVER, that no Trustee, officer, employee or agent of the Trust shall be liable for any act or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section 11.2. The Trustees may change from time to time, by resolution or in the Bylaws of the Trust, such investment policies as they determine to be in the best interest of the Trust, including prohibitions or restrictions upon certain types of investments.


                                    ARTICLE V

                                     SHARES

     SECTION 5.1 AUTHORIZED SHARES. The total number of Shares which the Trust has authority to issue is _______________ shares, of which _______________ are Common Shares, $0.01 par value per share (individually a "Common Share" or collectively "Common Shares"), and __________________ are Preferred Shares, $0.01 par value per share ("Preferred Shares").

     SECTION 5.2 COMMON SHARES. Subject to the provisions of Article VII regarding Excess Shares (as such term is defined therein), each Common Share shall entitle the holder thereof to one vote. Holders of Common Shares shall not be entitled to cumulative voting.

     SECTION 5.3 PREFERRED SHARES. Preferred Shares may be issued, from time to time, in one or more series as authorized by the Board of Trustees; PROVIDED, the affirmative vote of a majority of the Independent Trustees (even if such Independent Trustees constitute less than a quorum of the Board) shall be required to approve the Issuance of any Preferred Shares. Prior to issuance of Preferred Shares of each series, the Board of Trustees by resolution (which resolution shall be approved by the affirmative vote of a majority of the Independent Trustees (even if such Independent Trustees constitute less than a quorum of the Board)) shall designate that series of Preferred Shares to distinguish it from all other series and classes of Preferred Shares, shall specify the number of Preferred Shares to be included in the series and, subject to the provisions of Article VII regarding Excess Shares, shall set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption.

     SECTION 5.4  CLASSIFICATION OR RECLASSIFICATION OF UNISSUED SHARES.
Subject to the express terms of any series of Preferred Shares or any class of Common Shares outstanding at the time and notwithstanding any other provision of the Declaration of Trust, the Board of Trustees may increase or decrease the number of, alter the designation of or classify or reclassify any unissued Shares by setting or changing, in any one or more respects, from time to time before issuing the Shares, and, subject to the provisions of Article VII regarding Excess Shares, the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any series or class of Shares.

     SECTION 5.5 DECLARATION OF TRUST AND BYLAWS. All persons who shall acquire Shares shall acquire the same subject to the provisions of this Declaration of Trust and the Bylaws of the Trust.


                                   ARTICLE VI

                       PROVISIONS FOR DEFINING, LIMITING
                      AND REGULATING CERTAIN POWERS OF THE
                   TRUST AND OF THE SHAREHOLDERS AND TRUSTEES

     SECTION 6.1 AUTHORIZATION BY BOARD OF SHARE ISSUANCE. The Board of Trustees may authorize the issuance from time to time of Shares of any class, whether now or hereafter authorized, or securities convertible into Shares of any class, whether now or hereafter authorized, for such consideration as the Board of Trustees may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in this Declaration of Trust or in the Bylaws of the Trust or in the general laws of the State of Maryland.

     SECTION 6.2 PREEMPTIVE AND APPRAISAL RIGHTS. Except as may be provided by the Board of Trustees in authorizing the issuance of Preferred Shares pursuant to Section 5.3, no holder of Shares shall, as such holder, (a) have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Trust which the Trust may issue or sell or (b), except as expressly required by Title 8, have any right to require the Trust to pay him the fair value of his Shares in an appraisal or similar proceeding.

     SECTION 6.3 ADVISOR AGREEMENTS. Subject to Section 6.4 and such approval of the Shareholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the Board of Trustees may authorize the execution and performance by the Trust of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Trustees, any such other person, corporation, association, company, trust, partnership (limited or general) or other organization (the "Advisor") shall render or make available to the Trust managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Trustees, the management or supervision of the investments of the Trust) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Trustees, the compensation payable thereunder by the Trust).

     SECTION 6.4  RELATED PARTY TRANSACTIONS.

          (a) Without limiting any other procedures available by law or otherwise to the Trust, the Board of Trustees may authorize any agreement of the character described in Section 6.3 or other transaction with any person, corporation, association, company, trust, partnership (limited or general) or other organization, although one or more of the Trustees or officers of the Trust may be a party to any such agreement or an officer, director, stockholder or member of such other party, and no such agreement or transaction shall be invalidated or rendered void or voidable solely by reason of the existence of any such relationship if the existence is disclosed or known to the Board of Trustees, and the contract or transaction is approved by the Board of Trustees (including the affirmative vote of a majority of the disinterested Trustees even if they constitute less than a quorum of the Board). Any Trustee who is also a director, officer, stockholder or member of such other entity may be counted in determining the existence of a quorum at any meeting of the Board of Trustees considering such matter.

          (b) Subsequent to the Closing Date of the Combination (as such term is defined in Article VII), the affirmative vote of a majority of (i) the disinterested Trustees (even if they constitute less than a quorum of the Board) and (ii) the Independent Trustees (even if they constitute less than a quorum of the Board) shall be required to approve any transaction between the Company or its subsidiaries and any entity under the direct or indirect control of Samuel Zell or the Zell Affiliates, or in which he or it has a direct or indirect substantial economic interest.

     SECTION 6.5 DETERMINATIONS BY BOARD. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Trustees consistent with this Declaration of Trust and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Trust and every holder of Shares: (a) the amount of the net income of the Trust for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other distributions with respect to Shares; (b) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged);
(d) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Trust; and (e) any matters relating to the acquisition, holding and disposition of any assets by the Trust.

     SECTION 6.6 RESERVED POWERS OF BOARD. The enumeration and definition of powers of the Board of Trustees included in this Article VI shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other provision of the Declaration of Trust, or construed or deemed by inference or otherwise in any manner to exclude or limit the Powers conferred upon the Board of Trustees under the general laws of the State of Maryland as now or hereafter in force.

     SECTION 6.7 REIT QUALIFICATION. The Board of Trustees shall use its reasonable best efforts to cause the Trust and the Shareholders to qualify for federal income tax treatment in accordance with the REIT Provisions of the Code. In furtherance of the foregoing, the Board of

Trustees shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Trust as a REIT, including amending the provisions of this Declaration of Trust as provided in Article IX; PROVIDED, HOWEVER, that if the Board of Trustees determines that it is no longer in the best interests of the Trust for it to continue to qualify as a REIT, the Board of Trustees may revoke or otherwise terminate the Trust's REIT election.


                                   ARTICLE VII

                            RESTRICTION ON TRANSFER,
                   ACQUISITION AND REDEMPTION OF EQUITY SHARES

     SECTION 7. 1 DEFINITIONS. For the purposes of this Article VII, the following terms shall have the following meanings:

          "Beneficial Ownership" shall mean ownership of Equity Shares by a Person who would be treated as an owner of such Equity Shares under Section 542
(a) (2) of the Code either directly or constructively through the application of
Section 544 of the Code, as modified by Section 856(h) (1) (B) of the Code. The terms "Beneficial Owner," "Beneficially Owns," "Beneficially own" and "Beneficially owned" shall have the correlative meanings.

          "Beneficiary" shall mean the beneficiary (as determined pursuant to Section 7.19) of the Special Trust created pursuant to Section 7.15. The term "Beneficiaries" shall have the correlative meaning.

          "Closing Date of the Combination" shall mean the time and date of payment for and delivery of Common Shares issued pursuant to the Combination.

          "Combination" means the issuance or transfer of Common Shares pursuant to the Trust's first effective registration statement for such Common Shares filed under the Securities Act of 1933, as amended.

          "Equity Shares" shall mean either Common Shares or Preferred Shares.

          "Excess Shares" shall have the meaning ascribed to it in Section 7.3.

          "Existing Holder" shall mean (a) any Person who is or would be, upon the exchange of interests convertible into Equity Shares, the Beneficial Owner of Common Shares and/or Preferred Shares in excess of the Ownership Limit both upon and immediately after the Closing Date of the Combination, so long as, but only so long as, such Person Beneficially owns or would, upon the exchange of interests convertible into Equity Shares, Beneficially Own Common Shares and/or Preferred Shares in excess of the Ownership Limit and (b) any Person to whom an Existing Holder Transfers, subject to the limitations provided in this Article VII, Beneficial Ownership of

Common Shares and/or Preferred Shares causing such transferee to Beneficially Own Common Shares and/or Preferred Shares in excess of the Ownership Limit.

          "Existing Holder Limit" (a) for any Existing Holder who is an Existing Holder by virtue of clause (a) of the definition thereof, shall mean, initially, the percentage of the outstanding Equity Shares Beneficially Owned, or which would be Beneficially Owned upon the exchange of interests convertible into Equity Shares, by such Existing Holder upon and immediately after the Closing Date of the Combination and, after any adjustment pursuant to Section 7.9, shall mean such percentage of the outstanding Equity Shares as so adjusted; and (b) for any Existing Holder who becomes an Existing Holder by virtue of clause (b) of the definition thereof, shall mean, initially, the percentage of the outstanding Equity Shares Beneficially owned by such Existing Holder at the time that such Existing Holder becomes an Existing Holder, but in no event shall such percentage be greater than the Existing Holder Limit for the Existing Holder who Transfers Beneficial Ownership of Common Shares and/or Preferred Shares to such transferee Existing Holder or, in the case of more than one transferor, in no event shall such percentage be greater than the smallest Existing Holder Limit of any transferring Existing Holder, and, after any adjustment pursuant to
Section 7.9, shall mean such percentage of the outstanding Equity Shares as so adjusted. From the Closing Date of the Combination and prior to the Restriction Termination Date, the Secretary of the Trust shall maintain and, upon request, make available to each Existing Holder a schedule which sets forth the then current Existing Holder Limit for each Existing Holder.

          "Market Price" shall mean the last reported sales price reported on the New York Stock Exchange, Inc. (the "Exchange") of Common Shares or Preferred Shares, as the case may be, on the trading day immediately preceding the relevant date, or if not then traded on the Exchange, the last reported sales price of Common Shares or Preferred Shares, as the case may be, on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which Common Shares or Preferred Shares, as the case may be, may be traded, or if not then traded over any exchange or quotation system, then the market price of Common Shares or Preferred Shares, as the case may be, on the relevant date as determined in good faith by the Board of Trustees.

          "Ownership Limit" shall initially mean that number of Shares which equals the lesser of (a) 5.0% of the number of outstanding Equity Shares and (b) 5.0% of the value of outstanding Equity Shares, and after any adjustment as set forth in Section 7.10, shall mean such greater percentage of the outstanding Equity Shares as so adjusted. The number and value of outstanding Equity Shares shall be determined by the Board of Trustees in good faith, which determination shall be conclusive for all purposes hereof.

          "Person" shall mean a Person as defined in Article I but solely for purposes of this Article VII shall not include an underwriter that participated in a public offering of the Common Shares and/or Preferred Shares for a period of 25 days following the purchase by such underwriter of the Common Shares and/or Preferred Shares.

          "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer which results in Excess Shares, the purported beneficial transferee for whom the Purported Record Transferee would have acquired Equity Shares, if such Transfer had been valid under Section 7.2.

          "Purported Record Transferee" shall mean, with respect to any purported Transfer which results in Excess Shares, the record holder of the Equity Shares, if such Transfer had been valid under Section 7.2.

          "Restriction Termination Date" shall mean the first day after the Closing Date of the Combination on which the majority of the Board of Trustees determines that it is no longer in the best interests of the Trust to attempt to, or to continue to, qualify as a REIT.

          "Special Trust" shall mean the special trust created pursuant to
Section 7.15.

          "Special Trustee" shall mean the Trust as trustee for the Special Trust, and any successor trustee appointed by the Trust.

          "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Equity Shares (including (a) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Share's or (b) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Equity Shares but excluding the exchange of interests convertible into Equity Shares), whether voluntary or involuntary, whether of record or beneficially and whether by operation of law or otherwise. The terms "Transfers" and "Transferred" shall have the correlative meanings.

     SECTION 7.2  OWNERSHIP LIMITATION.

          (a) Except as provided in Section 7.12, from and after the Closing Date of the Combination and prior to the Restriction Termination Date, no Person (other than an Existing Holder) shall Beneficially Own Common Shares and/or Preferred Shares in excess of the Ownership Limit and no Existing Holder shall Beneficially Own Common Shares and/or Preferred Shares in excess of the Existing Holder Limit for such Existing Holder.

          (b) Except as provided in Section 7.12, from and after the Closing Date of the Combination and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person (other than an Existing Holder) Beneficially owning Common Shares and/or Preferred Shares in excess of the Ownership Limit shall be void AB INITIO as to the Transfer of such Common Shares and/or Preferred Shares which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such Common Shares and/or Preferred Shares.

          (c) Except as provided in Sections 7.9 and 7.12, from and after the Closing Date of the Combination and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Existing Holder Beneficially Owning Common Shares and/or Preferred Shares in excess of the applicable Existing Holder Limit shall be void AB INITIO as to the Transfer of such Common Shares and/or Preferred Shares which would be otherwise Beneficially Owned by such Existing Holder in excess of the applicable Existing Holder Limit; and such Existing Holder shall acquire no rights in such Common Shares and/or Preferred Shares.

          (d) Except as provided in Section 7.12, from and after the Closing Date of the Combination and prior to the Restriction Termination Date, any Transfer that, if effective, would result in Common Shares and/or Preferred Shares being owned by less than 100 Shareholders (determined without reference to any rules of attribution) shall be void AB INITIO as to the Transfer of such Common Shares and/or Preferred Shares which would be otherwise owned by the transferee; and the intended transferee shall acquire no rights in such Common Shares and/or Preferred Shares.

          (e) From and after the Closing Date of the Combination and prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Trust being "closely held" within the meaning of Section 856(h) of the Code shall be void AB INITIO as to the Transfer of the Common Shares and/or Preferred Shares which would cause the Trust to be "closely held" within the meaning of Section 856(h) of the Code; and the intended transferee shall acquire no rights in such Common Shares and/or Preferred Shares.

     SECTION 7.3  EXCESS SHARES.

          (a)  If, notwithstanding the other provisions contained in this
Article VII but subject to the provisions of Section 7.22, at any time from and after the closing Date of the Combination and prior to the Restriction Termination Date, there is a purported Transfer or change in the capital structure of the Trust (except for a change resulting from the exchange of interests convertible into Equity Shares) such that any Person would Beneficially Own Common Shares and/or Preferred Shares in excess of the applicable otherwise Ownership Limit or Existing Holder Limit, then, except as provided in sections 7.9 and 7.12, such Common Shares and/or Preferred Shares in excess of such Ownership Limit or Existing Holder Limit (rounded up to the nearest whole share) shall constitute "Excess Shares" and be treated as provided in this Article VII. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure (except for a change resulting from the exchange of interests convertible into Equity Shares).

          (b)  If, notwithstanding the other provisions contained in this
Article VII but subject to the provisions of section 7.22 at any time from and after the Closing Date of the Combination and prior to the Restriction Termination Date, there is a purported Transfer or change in the capital structure of the Trust (except for a change resulting from the exchange of interests convertible into Equity Shares) which, if effective, would cause the Trust to become "closely held" within the meaning of Section 856(h) of the Code, then the Common Shares and/or Preferred Shares being Transferred which would cause the Trust to be "closely held" within the meaning of Section 856(h) of the Code (rounded up to the nearest whole share) shall constitute Excess Shares and be treated as provided in this Article VII. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure (except for a change resulting from the exchange of interests convertible into Equity Shares).

     SECTION 7.4 PREVENTION OF TRANSFER. If the Board of Trustees or its designee shall at any time determine in good faith that a Transfer has taken place in violation of Section 7.2 or that a Person intends to acquire or has attempted to acquire beneficial ownership (determined without reference to any rules of attribution) or Beneficial Ownership of any Shares in violation of
Section 7.2, the Board of Trustees or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer, including, but not limited to, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer; PROVIDED, HOWEVER, that any Transfers or attempted Transfers in violation of subparagraphs
Section 7.2 (b), (c), (d) and (e) shall automatically result in the designation and treatment described in Section 7.3, irrespective of any action (or non-action) by the Board of Trustees.

     SECTION 7.5 NOTICE TO TRUST. Any Person who acquires or attempts to acquire Shares in violation of Section 7.2, or any Person who is a transferee such that Excess Shares result under Section 7.3, shall immediately give written notice or, in the event of a proposed or attempted Transfer, give at least 15 days prior written notice to the Trust of such event and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Trust's status as a REIT.

     SECTION 7.6 INFORMATION FOR TRUST. From and after the Closing Date of the Combination and prior to the Restriction Termination Date:

          (a) Every Beneficial Owner of more than 5.0% (or such other percentage, between 1/2 of 1% and 5%, as provided in the income tax regulations promulgated under the Code) of the number or value of outstanding Equity Shares shall, within 30 days after January 1 of each year, give written notice to the Trust stating the name and address of such Beneficial Owner, the number of Shares Beneficially Owned, and a description of how such Shares are held. Each such Beneficial Owner shall provide to the Trust such additional information as the Trust may reasonably request in order to determine the effect, if any, of such Beneficial Ownership on the Trust's status as a REIT.

          (b) Each Person who is a Beneficial Owner of Common Shares and/or Preferred Shares and each Person (including the Shareholder of record) who is holding Common Shares and/or Preferred Shares for a Beneficial Owner shall provide to the Trust such information as the Trust may reasonably request in order to determine the Trust's status as a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

     SECTION 7.7 OTHER ACTION BY BOARD. Nothing contained in this Article VII shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Trust and the interests of the Shareholders by preservation of the Trust's status as a REIT.

     SECTION 7.8 AMBIGUITIES. In the case of an ambiguity in the application of any of the provisions of this Article VII, including any definition contained in Section 7.1, the Board of Trustees shall have the power to determine the application of the provisions of this Article VII with respect to any situation based on the facts known to it.

     SECTION 7.9 MODIFICATION OF EXISTING HOLDER LIMITS. The Existing Holder Limits may be modified as follows:

          (a) Subject to the limitations provided in Section 7.11 the Board of Trustees may grant share options which result in Beneficial Ownership of Common Shares and/or Preferred Shares by an Existing Holder pursuant to a share option plan approved by the Board of Trustees and/or the Shareholders. Any such grant shall increase the Existing Holder Limit for the affected Existing Holder to the maximum extent possible under Section 7.11 to permit the Beneficial Ownership of the Common Shares and/or Preferred Shares issuable upon the exercise of such share option.

          (b) Subject to the limitations provided in Section 7.11, an Existing Holder may elect to participate in a dividend reinvestment plan approved by the Board of Trustees which results in Beneficial Ownership of Common Shares and/or Preferred Shares by such participating Existing Holder. Any such participation shall increase the Existing Holder Limit for the affected Existing Holder to the maximum extent possible under Section 7.11 to permit Beneficial Ownership of the Common Shares and/or Preferred Shares acquired or which can be acquired as a result of such participation.

          (c) The Board of Trustees will reduce the Existing Holder Limit for any Existing Holder after any Transfer permitted in this Article VII by such Existing Holder by the percentage of the total outstanding Equity Shares so Transferred or after the lapse (without exercise) of a share option described in section 7.9(a) by the percentage of the total outstanding Equity Shares that the share option, if exercised, would have represented, but in either case no Existing Holder Limit shall be reduced to a percentage which is less than the Ownership Limit.

     SECTION 7.10 INCREASE IN OWNERSHIP LIMIT. Subject to the limitations provided in Section 7.11, the Board of Trustees may from time to time increase the Ownership Limit.

     SECTION 7.11  LIMITATIONS ON CHANGES IN EXISTING HOLDER AND OWNERSHIP
     LIMITS.

          (a) Neither the Ownership Limit nor any Existing Holder Limit may be increased (nor may any additional Existing Holder Limit be created) if, after giving effect to such increase (or creation), five Beneficial Owners of Common Shares (including all of the then Existing Holders) could Beneficially Own, in the aggregate, more than 50.0% in number or value (determined as provided in the definition of "Ownership Limit" in Section 7.1) of the outstanding Equity Shares.

          (b) Prior to the modification of any Existing Holder Limit or Ownership Limit pursuant to Sections 7.9 or 7.10, the Board of Trustees may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Trust's status as a REIT.

          (c) No Existing Holder Limit shall be reduced to a percentage which is less than the Ownership Limit.

     SECTION 7.12 EXEMPTIONS BY BOARD. The Board of Trustees, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence satisfactory to the Board of Trustees and upon at least 15 days written notice from a Transferee prior to the proposed Transfer which, if consummated, would result in the intended Transferee owning Shares in excess of the Ownership Limit or Existing Holder Limit, as the case may be, and upon such other conditions as the Board of Trustees may direct, may exempt a Person from the Ownership Limit or the Existing Holder Limit, as the case may be.

     SECTION 7.13 LEGEND. Each certificate for Common Shares and for Preferred Shares shall bear substantially the following legend:

          The securities represented by this certificate are subject to restrictions on transfer for the purpose of the Trust's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended. Except as otherwise provided pursuant to the Declaration of Trust of the Trust, no PERSON (unless such Person is AN EXISTING HOLDER) may Directly or BENEFICIALLY OWN COMMON SHARES AND/OR PREFERRED SHARES in excess of that number of SHARES which equals the lesser of 5.0% (or such greater percentage as may be determined by the Board of Trustees of the Trust) of (a) the number of outstanding EQUITY SHARES of the Trust and (b) the value of outstanding EQUITY SHARES of the Trust. Any PERSON who attempts or proposes to BENEFICIALLY OWN COMMON SHARES and/or PREFERRED SHARES in excess of the above limitations must notify the Trust in writing at least 15 days prior to such proposed or attempted Transfer. All italicized terms in this legend have the meanings defined in the Declaration of Trust of the Trust, a copy of which, including the restrictions on TRANSFER, will be sent without charge to each Shareholder who so requests. If the restrictions on TRANSFER are violated, the securities represented hereby will be designated and treated as EXCESS SHARES which will be held in a Special Trust by the Trust.

     SECTION 7. 14 SEVERABILITY. If any provision of this Article VII or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

     SECTION 7.15 SPECIAL TRUST FOR EXCESS SHARES. Upon any purported Transfer that results in Excess Shares pursuant to Section 7.3, such Excess Shares shall be deemed to have been transferred to the Trust, as Special Trustee of a Special Trust for the benefit of such Beneficiary or Beneficiaries to whom an interest in such Excess Shares may later be transferred pursuant to Section 7.19. Excess Shares so held in trust shall be issued and outstanding Shares. The Purported Record Transferee shall have no rights in such Excess Shares except the right to designate a transferee of such Excess Shares upon the terms specified in Section
7.19. The Purported Beneficial Transferee shall have no rights in such Excess Shares except as provided in Section 7.19.

     SECTION 7.16 NO DIVIDENDS FOR EXCESS SHARES. Excess Shares shall not be entitled to any dividends or other distribution. Any dividend or other distribution paid prior to the discovery by the Trust that the Common Shares and/or Preferred Shares have been Transferred so as to be deemed Excess Shares shall be repaid to the Trust upon demand.

     SECTION 7.17 LIQUIDATION DISTRIBUTIONS FOR EXCESS SHARES. Subject to the preferential rights of the Preferred Shares, if any, as may be determined by the Board of Trustees, in the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any other-distribution of all or substantially all of the assets of, the Trust, each holder of Excess Shares shall be entitled to receive, in the case of Excess Shares constituting Preferred Shares, ratably with each other holder of Preferred Shares and Excess Shares constituting Preferred Shares and, in the case of Excess Shares constituting Common Shares, ratably with each other holder of Common Shares and Excess Shares constituting Common Shares, that portion of the assets of the Trust available for distribution to the Shareholders as the number of Excess Shares held by such holder bears to the total number of (a) Preferred Shares and Excess Shares then outstanding in the case of Excess Shares constituting Preferred Shares and (b) Common Shares and Excess Shares then outstanding in the case of Excess Shares constituting Common Shares. The Trust, as holder of the Excess Shares in trust, or if the Trust shall have been dissolved, any trustee appointed by the Trust prior to its dissolution, shall distribute ratably to the Beneficiaries of the Trust, when determined, any such assets received in respect of the Excess Shares in any liquidation, dissolution or winding up of, or any distribution of the assets of the Trust.

     SECTION 7.18 NO VOTING RIGHTS FOR EXCESS SHARES. The holders of Excess Shares shall not be entitled to vote on any matter.

     SECTION 7.19 NON-TRANSFERABILITY OF EXCESS SHARES. Excess Shares shall not be transferable. Subject to Section 7.20, the Purported Record Transferee may freely designate a Beneficiary of an interest in the Special Trust (representing the number of Excess Shares held in the Special Trust attributable to a transaction that resulted in the Excess Shares) if (a) Excess Shares held in the Special Trust would not be Excess Shares in the hands of such Beneficiary and (b) the Purported Beneficial Transferee does not receive a price for designating such Beneficiary that reflects a price Per Excess Share that exceeds
(i) the price per Share such Purported Beneficial Transferee paid for the Common Shares and/or Preferred Shares, as the case may be, in the purported Transfer that resulted in the Excess Shares, or (ii) if the Purported Beneficial Transferee did not give value for such Excess Shares (through a gift, devise or other transaction), a price per

Share equal to the Market Price for the Excess Shares on the date of the purported Transfer that resulted in the Excess Shares. Upon such transfer of an interest in the Special Trust, the corresponding Excess Shares in the Special Trust shall be automatically exchanged for an equal number of Common Shares and/or Preferred Shares, as applicable, and such Common Shares and/or Preferred Shares, as applicable, shall be transferred of record to the transferee of the interest in the Trust if such Common Shares and/or Preferred Shares, as applicable, would not be Excess Shares in the hands of such transferee. Prior to any transfer of any interest in the special Trust, the Purported Record Transferee must give advance notice to the Trust of the intended transfer and the Trust must have waived in writing its purchase rights under Section 7.20.

     Notwithstanding the foregoing, if a Purported Beneficial Transferee receives a price for designating a Beneficiary of an interest in the Special Trust that exceeds the amounts allowable under this Section 7.19, such Purported Beneficial Transferee shall pay, or cause such Beneficiary to pay, such excess to the Trust.

     SECTION 7.20 CALL BY TRUST ON EXCESS SHARES. Excess Shares shall be deemed to have been offered for sale to the Trust, or its designee, at a price per Share equal to the lesser of (a) the price per Share in the transaction that created such Excess Shares (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (b) the Market Price of Common Shares or Preferred Shares to which such Excess Shares relate on the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer for a period of 90 days after the later of (a) the date of the transaction that resulted in such Excess Shares and (b) the date the Board of Trustees determines in good faith that a transaction resulting in Excess Shares has occurred, if the Trust does not receive a notice of such Transfer pursuant to Section 7.5, but in no event later than a permitted Transfer pursuant to and in compliance with the terms of Section 7.19.

     SECTION 7.21  TRUST AS AGENT.  If any of the foregoing provisions of this
Article VII are determined to be void, invalid or unenforceable by any court of competent jurisdiction, then the Purported Record Transferee may be deemed, at the option of the Trust, to have acted as an agent of the Trust in acquiring such Excess Shares and to hold such Excess Shares on behalf of the Trust and subject to its direction.

     SECTION 7.22 NEW YORK STOCK EXCHANGE TRANSACTIONS. Notwithstanding any other provision of this Article VII, nothing in this Declaration of Trust shall impair the settlement of transactions entered into on the facilities of the New York Stock Exchange, Inc.


                                  ARTICLE VIII

                                  SHAREHOLDERS

     SECTION 8.1. MEETINGS OF SHAREHOLDERS. There shall be an annual meeting of the Shareholders, to be held at such time and place as shall be determined by or in the manner prescribed in Article II of the Bylaws, at which Trustees shall be elected and any other proper business may be conducted. Except as otherwise provided in this Declaration of Trust, special meetings of Shareholders may be called in the manner provided in
Article II of the Bylaws. If there are no Trustees, the President or any other officer of the Trust shall promptly call a special meeting of the Shareholders entitled to vote for the election of successor Trustees. Any meeting may be adjourned and reconvened as the Trustees determine or as provided in Article II of the Bylaws.

     SECTION 8.2. VOTING RIGHTS OF SHAREHOLDERS. Subject to applicable law and the provisions of any class or series of Shares then outstanding, the Shareholders shall be entitled to vote only on the following matters: (a) the election or removal of Trustees; (b) the amendment of this Declaration of Trust;
(c) the voluntary dissolution or termination of the Trust; and (d) the merger or consolidation of the Trust or the sale or other disposition of all or substantially all of the Trust Property. Except with respect to the foregoing matters, no action taken by the Shareholders at any meeting shall in any way bind the Trustees. Shareholders shall not be entitled to cumulative voting rights.


                                   ARTICLE IX

                                    AMENDMENT

     SECTION 9.1 BY SHAREHOLDERS. Except as provided in Section 9.2 hereof, this Declaration of Trust may be amended only by the affirmative vote of the holders of not less than two-thirds of all the Shares then outstanding and entitled to vote on the matter.

     SECTION 9.2 BY TRUSTEES. The Trustees, by a two-thirds vote, may amend provisions of this Declaration of Trust from time to time to enable the Trust to qualify as a real estate investment trust under the Code or under Title 8.

     SECTION 9.3 NO OTHER AMENDMENT. This Declaration of Trust may not be amended except as provided in this Article IX.


                                    ARTICLE X

                                DURATION OF TRUST

     The Trust shall continue perpetually unless terminated pursuant to any applicable provision of Title 8. The Trust may be voluntarily dissolved or its existence terminated only by the affirmative vote of the holders of not less than two-thirds of all the Shares then outstanding and entitled to vote on the matter. The Trust may sell or otherwise dispose of all or substantially all of the Trust Property only by the affirmative vote of the holders of not less than two-thirds of all the Shares then outstanding and entitled to vote on the matter.

                                   ARTICLE XI

                      LIABILITY OF SHAREHOLDERS, TRUSTEES,
                         OFFICERS, EMPLOYEES AND AGENTS
                   AND TRANSACTIONS BETWEEN THEM AND THE TRUST

     SECTION 11.1 LIMITATION OF SHAREHOLDER LIABILITY. No Shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of his being a Shareholder, nor shall any Shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Trust Property or the affairs of the Trust.

     SECTION 11.2 LIMITATION OF TRUSTEE AND OFFICER LIABILITY. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees and officers of a real estate investment trust, no Trustee or officer of the Trust shall be liable to the Trust or to any Shareholder for money damages. Neither the amendment nor repeal of this Section, nor the adoption or amendment of any other provision of this Declaration of Trust inconsistent with this Section, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In the absence of any Maryland statute limiting the liability of trustees and officers of a Maryland real estate investment trust for money damages in a suit by or on behalf of the Trust or by any Shareholder, no Trustee or officer of the Trust shall be liable to the Trust or to any Shareholder for money damages except to the extent that (a) the Trustee or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received or (b) a judgment or other final adjudication adverse to the Trustee or officer is entered in a proceeding based an a finding in the proceeding that the Trustee's or officer's action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

     SECTION 11.3 EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS. Neither the Shareholders nor the Trustees, officers, employees or agents of the Trust shall be liable under any written instrument creating an obligation of the Trust, and all Persons shall look solely to the Trust Property for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Shareholder, Trustee, officer, employee or agent liable thereunder to any third party, nor shall the Trustees or any officer, employee or agent of the Trust be liable to anyone for such omission.

     SECTION 11.4 INDEMNIFICATION AND ADVANCE FOR EXPENSES. The Trust shall, to the maximum extent permitted by Maryland law in effect from time to time, obligate itself to indemnify, and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former Trustee or officer of the Trust or (b) any individual who, while a Shareholder, Trustee or officer of the Trust and at the express request of the Trust, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, shareholder, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, from and against all claims and liabilities to which such person may become subject by reason of his being or having been such a shareholder, Trustee or officer. The Trust shall also provide such indemnification and advancement of expenses to any person who served a predecessor of the Trust in any of the capacities described in (a) or (b) above (or their equivalent) and to any employee or agent of the Trust or a predecessor of the Trust to the extent required under the Agreement.

     SECTION 11.5 TRANSACTIONS BETWEEN THE TRUST AND ITS TRUSTEES, OFFICERS, EMPLOYEES AND AGENTS. Subject to any express restriction in this Declaration of Trust, including (but not limited to) Section 6.4, or any restriction adopted by the Trustees in the Bylaws or by resolution, the Trust may enter into any contract or transaction of any kind (including, without limitation, for the purchase or sale of property or for any type of services, including those in connection with the underwriting or the offer or sale of Securities of the Trust) with any Person, including any Trustee, officer, employee or agent of the Trust or any Person Affiliated with a Trustee, officer, employee or agent of the Trust, whether or not any of them has a financial interest in such transaction.


                                   ARTICLE XII

                                  MISCELLANEOUS

     SECTION 12.1 GOVERNING LAW. This Declaration of Trust is executed by the Trustees and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

     SECTION 12.2 RELIANCE BY THIRD PARTIES. Any certificate shall be final and conclusive as to any Person dealing with the Trust if executed by an individual who, according to the records of the Trust or of any recording office in which this Declaration of Trust may be recorded, appears to be the Secretary or an Assistant Secretary of the Trust or a Trustee, and if certifying to: (a) the number or identify of Trustees, officers of the Trust or Shareholders; (b) the due authorization of the execution of any document; (c) any action or vote taken, and the existence of a quorum at a meeting of Trustees or Shareholders;
(d) a copy of this Declaration or of the Bylaws as a true and complete copy as then in force; (e) an amendment to this Declaration; (f) the termination of the Trust; or (g) the existence of any fact or facts which relate to the affairs of the Trust. NO purchaser, lender, transfer agent or other Person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Trust by the Trustees or by any officer, employee or agent of the Trust.

     SECTION 12.3  PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.

          (a) The provisions of this Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any one or more of such provisions (the "Conflicting

Provisions") are in conflict with the REIT Provisions of the Code, Title 8 or any other applicable federal or state law, the Conflicting Provisions shall be deemed never to have constituted a part of this Declaration of Trust, even without any amendment of this Declaration pursuant to Article IX; PROVIDED, HOWEVER, that such determination by the Trustees shall not affect or impair any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination. No Trustee shall be liable for making or failing to make such a determination.

          (b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

     SECTION 12.4 CONSTRUCTION. In this Declaration of Trust, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include all genders. The title and headings of different parts of this Declaration are inserted for convenience and shall not affect the meaning, construction or effect of this Declaration. In defining or interpreting the powers and duties of the Trust and its Trustees and officers, reference may be made, to the extent appropriate and not inconsistent with the Code or Title 8, to Titles I through 3 of the Corporations and Associations Article of the Annotated Code of Maryland. In furtherance and not in limitation of the foregoing, in accordance with the provisions of Title 3, Subtitles 6 and 7, of the Corporations and Associations Article of the Annotated Code of Maryland, the Trust shall be included within the definition of "corporation" for purposes of such provisions.

     SECTION 12.5 RECORDATION. This Declaration of Trust and any amendment or supplement hereto shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the Trustees deem appropriate, but failure to file for record this Declaration or any amendment or supplement hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of this Declaration or any amendment hereto. A restated Declaration shall, upon filing, be conclusive evidence of all amendments or supplements contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments or supplements thereto.

     IN WITNESS WHEREOF, this Declaration of Trust has been signed on this ____ day of _______, 1995, by the undersigned Trustees each of whom acknowledge that this document is his free act and deed, that to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects and that this statement is made under the penalties for perjury.




                        --------------------------------------------------------
                        Samuel Zell


                        --------------------------------------------------------
                        Randall K. Rowe


                        --------------------------------------------------------



                        --------------------------------------------------------



                        --------------------------------------------------------



                        --------------------------------------------------------



                        --------------------------------------------------------



                        --------------------------------------------------------



                        --------------------------------------------------------

                             [NEW ROCK REALTY TRUST]

                                     BYLAWS


                                    ARTICLE I

                                     OFFICES

     Section 1. PRINCIPAL OFFICE. The principal office of the Trust shall be located at such place or places as the Trustees may designate.

     Section 2. ADDITIONAL OFFICES. The Trust may have additional offices at such places as the Trustees may from time to time determine or the business of the Trust may require.


                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

     Section 1. PLACE. All meetings of shareholders shall be held at the principal office of the Trust or at such other place within the United States as shall be stated in the notice of the meeting.

     Section 2. ANNUAL MEETING. An annual meeting of the shareholders for the election of Trustees and the transaction of any business within the powers of the Trust shall be held during the month of June of each year, after the delivery of the annual report, referred to in Section 11 of this Article 11, at a convenient location and on proper notice, on a date and at the time set by the Trustees, beginning with the year 1996.

     Section 3. SPECIAL MEETINGS. The chairman of the board or the president or one-third of the Trustees may call special meetings of the shareholders. Special meetings of shareholders shall also be called by the secretary upon the written request of the holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Such request shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. The secretary shall inform such shareholders of the reasonably estimated cost of preparing and mailing notice of the meeting and, upon payment by such shareholders to the Trust of such costs, the secretary shall give notice to each shareholder entitled to notice of the meeting. Unless requested by shareholders entitled to cast a majority of all the votes entitled to he cast at such meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any meeting of the shareholders held during the preceding twelve months.

     Section 4. NOTICE. Not less than ten nor more than 90 days before each meeting of shareholders, the secretary shall give to each shareholder entitled to vote at such meeting and to each shareholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special meeting or otherwise may be required by any statute, the purpose for which the meeting is called, either by mail or by presenting it to such shareholder personally or by leaving it at his residence or usual place of business. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the shareholder at his post office address as it appears on the records of the Trust, with postage thereon prepaid.

     Section 5. SCOPE OF NOTICE. Any business of the Trust may be transacted at an annual meeting of shareholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of shareholders except as specifically designated in the notice.

     Section 6. QUORUM. At any meeting of shareholders, the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under any statute or the Declaration of Trust, as amended, for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the shareholders, the shareholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

     Section 7. VOTING. A plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to elect a Trustee. Each share may be voted for as many individuals as there are Trustees to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required herein or by statute or by the Declaration of Trust, as amended. Unless otherwise provided in the Declaration, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

     Section 8. PROXIES. A shareholder may vote the shares owned of record by him, either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the secretary of the Trust before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

     Section 9. VOTING OF SHARES BY CERTAIN HOLDERS. Shares registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such shares pursuant to a bylaw or a resolution of the board of directors of such corporation or agreement of the partners of a partnership or other entity presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such shares. Any trustee or other fiduciary may vote shares registered in his name as such fiduciary, either in person or by proxy.

     Shares of the Trust directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

     The Trustees may adopt by resolution a procedure by which a shareholder may certify in writing to the Trust that any shares registered in the name of the shareholder are held for the account of a specified person other than the shareholder. The resolution shall set forth the class of shareholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the share transfer books, the time after the record date or closing of the share transfer books within which the certification must be received by the Trust; and any other provisions with respect to the procedure which the Trustees consider necessary or desirable on receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the shareholder of record of the specified shares in place of the shareholder who makes the certification.

     Notwithstanding any other provision contained herein or in the Declaration of Trust, as amended, or these Bylaws, Title 3, Subtitle 7 of the Corporations and Associations Article of the Annotated Code of Maryland (or any successor statute) shall not apply to any acquisition by any person of shares of beneficial interest of the Trust.

     Section 10. INSPECTORS. At any meeting of shareholders, the chairman of the meeting may, or upon the request of any shareholder shall, appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of shares represented at the meeting based upon their determination of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct the election and voting with impartiality and fairness to all the shareholders.

     Each report of an inspector shall be in writing and signed by him or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report
of the inspectors.   The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be PRIMA FACIE evidence thereof.

     Section 11. REPORTS TO SHAREHOLDERS. Not later than 120 days after the close of each fiscal year of the Trust, the Trustees shall deliver or cause to be delivered a report of the business and operations of the Trust during such fiscal year to the shareholders, containing a balance sheet and a statement of income and surplus of the Trust, accompanied by the certification of an independent certified public accountant, and such further information as the Trustees may determine is required pursuant to any law or regulation to which the Trust is subject. A signed copy of the annual report and the accountant's certificate shall be filed by the Trustees with the State Department of Assessments and Taxation of Maryland, and with such other governmental agencies as may be required by law and as the Trustees may deem appropriate.

     Section 12.  NOMINATIONS AND SHAREHOLDER BUSINESS.

     (a)  ANNUAL MEETINGS OF SHAREHOLDERS.

          (1) Nominations of persons for election to the Board of Trustees and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (i) pursuant to the Trust's notice of meeting,
(ii) by or at the direction of the Trustees or (iii) by any shareholder of the Trust who was a shareholder of record at the time of giving of notice provided for in this Section 12 (a), who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 12(a).

          (2) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of paragraph (a) (1) of this Section 12, the shareholder must have given timely notice thereof in writing to the secretary of the Trust. To be timely, a shareholder's notice shall be delivered to the secretary at the principal executive offices of the Trust not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Such shareholder's notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a Trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of Trustees, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such shareholder, as they appear on the Trust's books, and of such beneficial owner and (y) the number of shares of each class of the Trust which are owned beneficially and of record by such shareholder and such beneficial owner.

          (3)  Notwithstanding anything in the second sentence of paragraph (a)
(2) of this Section 12 to the contrary, in the event that the number of Trustees to be elected to the Board of

Trustees is increased and there is no public announcement naming all of the nominees for Trustee or specifying the size of the increased Board of Trustees made by the Trust at least 70 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this Section 12(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Trust not later than the close of business on the tenth day following the day on which such public announcement is first made by the Trust.

     (b) SPECIAL MEETINGS OF SHAREHOLDERS. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Trust's notice of meeting. Nominations of persons for election to the Board of Trustees may be made at a special meeting of shareholders at which Trustees are to be elected (i) pursuant to the Trust's notice of meeting (ii) by or at the direction of the Board of Trustees or (iii) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any shareholder of the Trust who was a shareholder of record at the time of giving of notice provided for in this
Section 12(b), who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 12(b). In the event the Trust calls a special meeting of shareholders for the purpose of electing one or more Trustees to the Board of Trustees, any such shareholder may nominate a person or persons (as the case may be) for election to such position as specified in the Trust's notice of meeting, if the shareholder's notice containing the information required by paragraph (a) (2) of this Section 12 shall be delivered to the secretary at the principal executive offices of the Trust not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Trustees to be elected at such meeting.

     (c)  GENERAL.

          (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 12 shall be eligible to serve as Trustees and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 12. The presiding officer of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 12 and, if any proposed nomination or business is not in compliance with this Section 12, to declare that such defective nomination or proposal be disregarded.

          (2) For purposes of this Section 12, "public announcement" shall mean disclosure in a press release reported by the Dow Jones New Service, Associated Press or comparable news service or in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

          (3) Notwithstanding the foregoing provisions of this Section 12, a shareholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this
Section 12. Nothing in this Section 12 shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Trust's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

     Section 13. INFORMAL ACTION BY SHAREHOLDERS. Any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if a consent in writing, setting forth such action, is signed by each shareholder entitled to vote on the matter and any other shareholder entitled to notice of a meeting of shareholders (but not to vote thereat) has waived in writing any right to dissent from such action, and such consent and waiver are filed with the minutes of proceedings of the shareholders.

     Section 14. VOTING BY BALLOT. Voting on any question or in any election may be VIVA VOCE unless the presiding officer shall order or any shareholder shall demand that voting be by ballot.


                                   ARTICLE III

                                    TRUSTEES

     Section 1. GENERAL POWERS; QUALIFICATIONS. The business and affairs of the Trust shall be managed under the direction of its Board of Trustees. A Trustee shall be an individual at least 21 years of age who is not under legal disability.

     Section 2. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Trustees shall be held immediately after and at the same place as the annual meeting of shareholders, no notice other than this Bylaw being necessary. The Trustees may provide, by resolution, the time and place, either within or without the State of Maryland, for the holding of regular meetings of the Trustees without other notice than such resolution.

     Section 3. SPECIAL MEETINGS. Special meetings of the Trustees may be called by or at the request of the chairman of the board, the chief executive officer or a majority of the Trustees then in office. The person or persons authorized to call special meetings of the Trustees may fix any place, either within or without the State of Maryland, as the place for holding any special meeting of the Trustees called by them.

     Section 4. NOTICE. Notice of any special meeting shall be given by written notice delivered personally, telegraphed or mailed to each Trustee at his business or residence address. Personally delivered or telegraphed notices shall be given at least two days prior to the meeting. Notice by mail shall be given at least five days prior to the meeting. Telephone notice shall be given at least 24 hours prior to the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. If given by telegram, such notice shall be deemed to be given when the telegram is delivered to the telegraph company. Telephone notice shall be deemed given when the trustee is personally given such notice in a telephone call to which he is a party. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Trustees need be stated in the notice, unless specifically required by statute or these Bylaws.

     Section 5. QUORUM. A majority of the Trustees shall constitute a quorum for transaction of business at any meeting of the Trustees, provided that, if less than a majority of such Trustees are present at said meeting, a majority of the Trustees present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the Declaration of Trust, as amended, or these Bylaws, the vote of a majority of a particular group of Trustees is required for action, a quorum must also include a majority of such group.

     The Trustees present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough Trustees to leave less than a quorum.

     Section 6. VOTING. The action of the majority of the Trustees present at a meeting at which a quorum is present shall be the action of the Trustees, unless the concurrence of a greater proportion is required for such action by applicable statute.

     Section 7. TELEPHONE MEETINGS. Trustees may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

     Section 8. INFORMAL ACTION BY TRUSTEES. Any action required or permitted to be taken at any meeting of the Trustees may be taken without a meeting, if a consent in writing to such action is signed by each Trustee and such written consent is filed with the minutes of proceedings of the Trustees.

     Section 9. VACANCIES. If for any reason any or all the Trustees cease to be Trustees, such event shall not terminate the Trust or affect these Bylaws or the powers of the remaining Trustees hereunder (even if fewer than two Trustees remain). Any vacancy (including a vacancy created by an increase in the number of Trustees) shall be filled, at any regular meeting or at any special meeting called for that purpose, by a majority of the Trustees. Any individual so elected as Trustee shall hold office for the unexpired term of the Trustee he is replacing.

     Section 10. COMPENSATION. Trustees shall not receive any stated salary for their services as Trustees but, by resolution of the Trustees, may receive fixed sums, per year and/or per meeting and/or per visit of real property owned or to be acquired by the Trust and for any service or activity they performed or engaged in as Trustees. Trustees may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Trustees or of any committee thereof and for the expenses, if any, in connection with each property visit and any other service or activity performed or engaged in as Trustees; but nothing herein contained shall be construed to preclude any Trustees from serving the Trust in any other capacity and receiving compensation therefor.

     Section 11. REMOVAL OF TRUSTEES. The shareholders may, at any time, remove any Trustee in the manner provided in the Declaration of Trust, as amended.

     Section 12. LOSS OF DEPOSITS. No Trustee shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or shares have been deposited.

     Section 13. SURETY BONDS. Unless required by law, no Trustee shall be obligated to give any bond or surety or other security for the performance of any of his duties.

     Section 14. RELIANCE. Each Trustee, officer, employee and agent of the Trust shall, in the performance of his duties with respect to the Trust, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Trustees or officers of the Trust, regardless of whether such counsel or expert may also be a Trustee.

     Section 15. CERTAIN RIGHTS OF TRUSTEES, OFFICERS, EMPLOYEES AND AGENTS. The Trustees shall have no responsibility to devote their full time to the affairs of the Trust. Any Trustee or officer, employee or agent of the Trust, in his personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to or in competition with those of or relating to the Trust.


                                   ARTICLE IV

                                   COMMITTEES

     Section 1. NUMBER, TENURE AND QUALIFICATIONS. The Trustees may appoint from among its members an Executive Committee, an Audit Committee and other committees, composed of two or more Trustees, to serve at the pleasure of the Trustees; PROVIDED, that the nominating committee of the Board of Trustees shall be comprised of a majority of Independent Trustees (as defined in the Declaration of Trust).

     Section 2. POWERS. The Trustees may delegate to committees appointed under Section 1 of this Article any of the powers of the Trustees, except as prohibited by law.

     Section 3. MEETINGS. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another Trustee to act in the place of such absent member.

     Section 4. TELEPHONE MEETINGS. Members of a committee of the Trustees may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear
each other at the same time.   Participation in a meeting by these means shall
constitute presence in person at the meeting.

     Section 5. INFORMAL ACTION BY COMMITTEES. Any action required or permitted to be taken at any meeting of a committee of the Trustees may be taken without a meeting, if a consent in writing to such action is signed by each member of the committee and such written consent is filed with the minutes of proceedings of such committee.


                                    ARTICLE V

                                    OFFICERS

     Section 1. GENERAL PROVISIONS. The officers of the Trust may consist of a chairman of the board, a vice chairman of the board, a chief executive officer, a president, one or more vice presidents, a treasurer, one or more assistant treasurers, a secretary, and one or more assistant secretaries. In addition, the Trustees may from time to time appoint such other officers with such powers and duties as they shall deem necessary or desirable. The officers of the Trust shall be elected annually by the Trustees at the first meeting of the Trustees held after each annual meeting of shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Each officer shall hold office until his successor is elected and qualifies or until his death, resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. In their discretion, the Trustees may leave unfilled any office except that of president and secretary. Election of an officer or agent shall not of itself create contract rights between the Trust and such officer or agent.

     Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the Trust may be removed by the Trustees if in their judgment the best interests of the Trust would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Trust may resign at any time by giving written notice of his resignation to the Trustees, the chairman of the board, the president or the secretary. Any resignation shall take effect at any time subsequent to the time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

     Section 3. VACANCIES. A vacancy in any office may be filled by the Trustees for the balance of the term.

     Section 4. CHIEF EXECUTIVE OFFICER. The Trustees may designate a chief executive officer from among the elected officers. The chief executive officer shall have responsibility for implementation of the policies of the Trust, as determined by the Trustees, and for the administration of the business affairs of the Trust. In the absence of both the chairman and the vice chairman of the board, the chief executive officer shall preside over the meetings of the Trustees and of the shareholders at which he shall be present.

     Section 5. CHIEF OPERATING OFFICER. The Trustees may designate a chief operating officer from among the elected officers. Said officer will have the responsibilities and duties as set forth by the Trustees or the chief executive officer.

     Section 6. CHIEF FINANCIAL OFFICER. The Trustees may designate a chief financial officer from among the elected officers. Said officer will have the responsibilities and duties as set forth by the Trustees or the chief executive officer.

     Section 7. CHAIRMAN AND VICE CHAIRMAN OF THE BOARD. The chairman of the board shall preside over the meetings of the Trustees and of the shareholders at which he shall be present and shall in general oversee all of the business and affairs of the Trust. In the absence of the chairman of the board, the vice chairman of the board shall preside at such meetings at which he shall be present. The chairman and the vice chairman of the board may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Trustees or by these Bylaws to some other officer or agent of the Trust or shall be required by law to be otherwise executed. The chairman of the board and the vice chairman of the board shall perform such other duties as may be assigned to him or them by the Trustees.

     Section 8. PRESIDENT. In the absence of the chairman, the vice chairman of the board and the chief executive officer, the president shall preside over the meetings of the Trustees and of the shareholders at which he shall be present. In the absence of a designation of a chief executive officer by the Trustees, the president shall be the chief executive officer and shall be ex-officio a member of all committees that may, from time to time, be constituted by the Trustees, but as such ex-officio member, shall have no power to vote on any matters of such committees of which the president is not also an actual member. The president may execute any deed, mortgage, hand, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Trustees or by these Bylaws to some other officer or agent of the Trust or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Trustees from time to time.

     Section 9. VICE PRESIDENTS. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to him by the president or by the Trustees. The Trustees may designate one or more vice presidents as executive vice president or as vice president for particular areas of responsibility.

     Section 10. SECRETARY. The secretary shall (a) keep the minutes of the proceedings of the shareholders, the Trustees and committees of the Trustees in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law;
(c) be custodian of the trust records and of the seal of the Trust; (d) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (e) have general charge of the share transfer books of the Trust; and (f) in general perform such other duties as from time to time may be assigned to him by the chief executive officer, the president or the Trustees.

     Section 11. TREASURER. The treasurer shall have the custody of the funds and securities of the Trust and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Trust and shall deposit all moneys and other valuable effects in the name and to the credit of the Trust in such depositories as may be designated by the Trustees.

     He shall disburse the funds of the Trust as may be ordered by the Trustees, taking proper vouchers for such disbursements, and shall render to the president and Trustees, at the regular meetings of the Trustees or whenever they may require it, an account of all his transactions as treasurer and of the financial condition of the Trust.

     If required by the Trustees, he shall give the Trust a bond in such sum and with such surety or sureties as shall be satisfactory to the Trustees for the faithful performance of the duties of his office and for the restoration to the Trust in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, moneys and other property of whatever kind in his possession or under his control belonging to the Trust.

     Section 12. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the president or the Trustees. The assistant treasurers shall, if required by the Trustees, give bonds for the faithful performance of their duties in such sums and with such surety or sureties as shall be satisfactory to the Trustees.

     Section 13. SALARIES. The salaries of the officers shall be fixed from time to time by the Trustees and no officer shall be prevented from receiving such salary by reason of the fact that he is also a Trustee.

                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

     Section 1. CONTRACTS. The Trustees may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Trust and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document executed by one or more of the Trustees or by an authorized person shall be valid and binding upon the Trustees and upon the Trust when authorized or ratified by action of the Trustees.

     Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Trust shall be signed by such officer or officers, agent or agents of the Trust in such manner as shall from time to time be determined by the Trustees.

     Section 3. DEPOSITS. All funds of the Trust not otherwise employed shall be deposited from time to time to the credit of the Trust in such banks, trust companies or other depositories as the Trustees may designate.


                                   ARTICLE VII
                                     SHARES

     Section 1. CERTIFICATES. Each shareholder shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of beneficial interests held by him in the Trust. Each certificate shall be signed by the chief executive officer, the president or a vice president and countersigned by the secretary or an assistant secretary or the treasurer or an assistant treasurer and may be sealed with the seal, if any, of the Trust. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Trust shall, from time to time, issue several classes of shares, each class may have its own number series. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Trust, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. In lieu of such statement or summary, the Trust may set forth upon the face or back of the certificate a statement that the Trust will furnish to any shareholder, upon request and without charge, a full statement of such information.

     Section 2. TRANSFERS. Certificates shall be treated as negotiable and title thereto and to the shares they represent shall be transferred by delivery thereof to the same extent as those of a Maryland stock corporation. Upon surrender to the Trust or the transfer agent of the Trust of a share certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Trust shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     The Trust shall be entitled to treat the holder of record of any share or shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.

     Notwithstanding the foregoing, transfers of shares of any class of stock will be subject in all respects to the provisions of Article VII of the Declaration of Trust and all of the terms and conditions contained therein.

     Section 3. REPLACEMENT CERTIFICATE. Any officer designated by the Trustees may direct a new certificate to be issued in place of any certificate previously issued by the Trust alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, the officer designated by the Trustees may, in his discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner's legal representative to advertise the same in such manner as he shall require and/or to give bond, with sufficient surety, to the Trust to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

     Section 4. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The Trustees may set, in advance, a record date for the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or determining shareholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of shareholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of shareholders not less than ten days, before the date on which the meeting or particular action requiring such determination of shareholders is to be held or taken.

     In lieu of fixing a record date, the Trustees may provide that the share transfer books shall be closed for a stated period but not longer than 20 days. If the share transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days before the date of such meeting.

     If no record date is fixed and the share transfer books are not closed for the determination of shareholders, (a) the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of shareholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the Trustees, declaring the dividend or allotment of rights, is adopted.

     When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the transfer books and the stated period of closing has expired.

     Section 5. STOCK LEDGER. The Trust shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each shareholder and the number of shares of each class held by such shareholder.

     Section 6. FRACTIONAL SHARES; ISSUANCE OF UNITS. The Trustees may issue fractional shares or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the Declaration of Trust, as amended, or these Bylaws, the Trustees may issue units consisting of different securities of the Trust. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Trust, except that the Trustees may provide that for a specified period securities of the Trust issued in such unit may be transferred on the books of the Trust only in such unit.


                                  ARTICLE VIII

                                 ACCOUNTING YEAR

     The Trustees shall have the power, from time to time, to fix the fiscal year of the Trust by a duly adopted resolution.

                                   ARTICLE IX

                                  DISTRIBUTIONS

     Section 1. AUTHORIZATION. Dividends and other distributions upon the shares of the Trust may be authorized and declared by the Trustees, subject to the provisions of law and the Declaration of Trust, as amended. Dividends may be paid in cash, property or shares of the Trust, subject to the provisions of law and the Declaration of Trust, as amended.

     Section 2. CONTINGENCIES. Before payment of any dividends, there may be set aside out of any funds of the Trust available for dividends such sum or sums as the Trustees may from time to time, in their absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Trust or for such other purpose as the Trustees shall determine to be in the best interest of the Trust, and the Trustees may modify or abolish any such reserve in the manner in which it was created.


                                    ARTICLE X

                      PROHIBITED INVESTMENTS AND ACTIVITIES

     Notwithstanding anything to the contrary in the Declaration of Trust, as amended, the Trust shall not enter into any transactions referred to in (i) (ii) or (iii) below which the Trustees do not believe is in the best interests of the Trust, and will not, without the approval of a majority of the disinterested Trustees, (i) acquire from or sell to any Trustee, officer or employee of the Trust, any corporation, partnership, joint venture, trust employee benefit plan or other enterprise in which a Trustee, officer or employee of the Trust owns more than a one percent interest or any affiliate of any of the foregoing, any of the assets or other property of the Trust, except for the acquisition, directly or indirectly, of certain properties or partnership interests or interests therein, directly or indirectly, through entities in which it owns an interest, in connection with the initial public offering of shares by the Trust or pursuant to agreements entered into in connection with such offering, which properties and partnership interests shall be described in the prospectus relating to such initial public offering, (ii) make any loan to or borrow from any of the foregoing persons or
(iii) engage in any other transaction with any of the foregoing persons. Each such transaction shall be approved as provided in the Declaration of Trust and shall be in all respects on such terms as are, at the time of the transaction and under the circumstances then prevailing, fair and reasonable to the Trust.


                                   ARTICLE XI

                                      SEAL

     Section 1. SEAL. The Trustees may authorize the adoption of a seal by the Trust. The seal shall have inscribed thereon the name of the Trust and the year of its organization. The Trustees may authorize one or more duplicate seals and provide for the custody thereof.

     Section 2. AFFIXING SEAL. Whenever the Trust is required to place its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Trust.


                                   ARTICLE XII

                    INDEMNIFICATION AND ADVANCES FOR EXPENSES

     To the maximum extent permitted by Maryland law in effect from time to time, the Trust, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall indemnify (a) any Trustee, officer or shareholder or any former Trustee, officer or shareholder (including among the foregoing, for all purposes of this Article XII and without limitation, any individual who, while a Trustee, officer or shareholder at the express request of the Trust, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, shareholder, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) who has been successful, on the merits or otherwise, in the defense of a proceeding to which he was made a party by reason of service in such capacity, against reasonable expenses incurred by him in connection with the proceeding, (b) any Trustee or officer or any former Trustee or officer against any claim or liability to which he may become subject by reason of such status unless it is established that (i) his act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) he actually received an improper personal benefit in money, property or services or (iii) in the case of a criminal proceeding, he had reasonable cause to believe that his act or omission was unlawful and (c) each shareholder or former shareholder against any claim or liability to which he may become subject by reason of such status. In addition, the Trust shall pay or reimburse, in advance of final disposition of a proceeding, reasonable expenses incurred by a Trustee, officer or shareholder or former Trustee, officer or shareholder made a party to a proceeding by reason of such status, provided that, in the case of a Trustee or officer, the Trust shall have received (i) a written affirmation by the Trustee or officer of his good faith belief that he has met the applicable standard of conduct necessary for indemnification by the Trust as authorized by these Bylaws and (ii) a written undertaking by or on his behalf to repay the amount paid or reimbursed by the Trust if it shall ultimately be determined that the applicable standard of conduct was not met. The Trust may, with the approval of its Trustees, provide such indemnification and payment or reimbursement of expenses to any Trustee, officer or shareholder (and shall provide such indemnification and payment or reimbursement of expenses to any director, Trustee, officer or shareholder of a predecessor of the Trust to the extent set forth in that certain Agreement and Plan of Combination between Equity Office Holdings, L.L.C. and Rockefeller Center Properties, Inc., dated as of September 11, 1995) and to any employee, fiduciary or agent of the Trust (and shall provide such indemnification and payment or reimbursement of expenses to any employee, fiduciary or agent of a predecessor of the Trust to the extent set forth in that certain Agreement and Plan of Combination between Equity Office Holdings, L.L.C. and Rockefeller Center Properties, Inc. dated as of September 11, 1995). Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Declaration of Trust, as amended, or these Bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of this Article with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

     Any indemnification or payment or reimbursement of the expenses permitted by these Bylaws shall be furnished in accordance with the procedures provided for indemnification or payment or reimbursement of expenses, as the case may be, under Section 2-418 of the Maryland General Corporation Law (the "MGCL") for directors of Maryland corporations. The Trust may provide to Trustees, officers and shareholders such other and further indemnification or payment or reimbursement of expenses to the fullest extent permitted by the MGCL, as in effect from time to time, for directors of Maryland corporations.


                                  ARTICLE XIII

                                WAIVER OF NOTICE

     Whenever any notice is required to be given pursuant to the Declaration of Trust, as amended, or Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.


                                   ARTICLE XIV

                               AMENDMENT OF BYLAWS

     The Trustees shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws; PROVIDED, that any such action pursuant to this Article XIV must be approved by the affirmative vote of a majority of the Independent Trustees (as defined in the Declaration of Trust).


                                   ARTICLE XV

                                  MISCELLANEOUS

     All references to the Declaration of Trust shall include all amendments thereto.

                                 Schedule 2.3(b)

                          Terms of First Mortgage Loan

     -    Principal Amount: $694 [or $700] million

     -    Term: 5 years

     -    Interest Rate: LIBOR plus 2%

     - Payments: Interest only monthly for first 3 years; years 4 and 5 to include amortization based on a 25 year schedule

     -    Points: 1 1/2

                                 Schedule 2.3(e)

              COMPANY LIABILITIES TO BE PAID OFF FROM CASH PROCEEDS OF SALE OF FIRST MORTGAGE LOAN AND THE PURCHASE PRICE

(amounts estimated as of December 31, 1995 and include interest expense through such date)



Current Coupon Convertible Debentures                               $213,170,000
Zero Coupon Convertible Debentures                                   360,283,107
Floating Rate Notes                                                  117,362,362
14% Debentures                                                        81,239,990
Swaps (estimated)                                                     10,000,000
Unsecured debt (calculated with fixed rate interest of 10%)           10,337,523
Repurchase of Zell RCPI Shares, if any                                23,000,000
Transaction Costs                                                     15,000,000
------------------                                                   -----------
TOTAL                                                               $830,392,982

                                 Schedule 2.3(f)

               LIABILITIES OF THE COMPANY TO BE ASSUMED BY NUREIT

                   (Amounts estimated as of December 31, 1995)

All litigation listed on Annex A hereto and any expenses incurred by the Company in connection with these suits and any indemnity payments due from the Company to the officers and directors in connection with such suits.

Audit Fees                           $150,000
Property Appraisal                    150,000
Investor Relations Consulting         150,000
Consulting Fees                        20,000
Office space lease (future cash rent
   to the end of the lease)           770,000
Tax Return Preparation Fees            10,000
Directors's Fees and Expenses           5,000
Property Inspection                     7,500
Registrar and Transfer Agent Fees      35,000
Dividend Reinvestment Plan              2,000
Investor Communications                50,000
Taxes                                   2,500
Data Processing                         5,000
Travel and Reimbursable Expenses        3,000
Telephone Service                       3,000
Miscellaneous                         127,000
Office Equipment Leases                26,100
EDGAR Filings--Merrill Corporation     25,000
Payroll--Salaries                      13,245
Payroll--Taxes                         11,054
Payroll--Incentive Savings  Plan        2,716
Contractual Severance Pay           1,267,000
Contractual Severance Benefits        152,429
Retirement Plan                       510,000
--------------------               ----------
Total                              $3,497,543
                                  -----------

                           Annex A to Schedule 2.3(f)

GENERAL

On January 23, 1995 Bear, Stearns & Co., Inc., and Donaldson, Lufkin & Jenrette Securities Corporation commenced an action against the Company in the Supreme Court of New York, County of New York. The plaintiffs allege that the Company breached a contract relating to the plaintiffs' provision of investment banking services to the Company. The plaintiffs seek $5,062,500 in damages, plus costs, attorneys' fees and interest.

On May 24, 1995 Jerry Krim commenced an action encaptioned Krim v. Rockefeller Center Properties, Inc. and Peter D. Linneman. On June 7, Kathy Knight and Moishe Malamud commenced an action encaptioned Knight, et al. v. Rockefeller Center Properties, Inc. and Peter D. Linneman. Both actions were filed in the United States District Court for the Southern District of New York and purport to be brought on behalf of a class of plaintiffs comprised of all persons who purchased the Company's common stock between March 20, 1995 and May 10, 1995. The complaints allege that the Company and Dr. Linneman violated the federal securities laws by their purported failure to disclose prior to May 11, 1995 that the Borrower would file for bankruptcy protection. The cases have been consolidated and the plaintiffs are seeking damages in such amount as may be proved at trial, plus costs, attorneys' fees and interest.

On July 6, 1995 Charal Investment Company, Inc. commenced a derivative action against certain of the Company's present and former directors (the "Defendant Directors") in the Court of Chancery of the State of Delaware in and for New Castle County. The Company was named as a nominal defendant. The plaintiff alleges that the Defendant Directors breached their fiduciary duties by:
(1) using commercial paper proceeds to repurchase Convertible Debentures; (2) entering into interest rate swaps; and (3) making capital distributions to stockholders. The plaintiffs seek such equitable or injunctive relief as may be appropriate and to have the Defendant Directors pay the Company damages to the extent the Company was harmed as a resulf of the Defendant Directors' breach of fiduciary duty, plus costs, attorneys' fees and interest.

On July 31, 1995 L.L. Capital Partners, L.P. commenced an action against the Company in the United States District Court in the Southern District of New York. The plaintiff alleges that, prior to December 1993, the Company failed to disclose its purported belief that the Rockefeller family and the Borrower's corporate parent would cease to fund the Borrower's cash flow shortfalls and that, as a result of such non-disclosure, plaintiffs were induced to purchase 700,000 shares of the Company's common stock at $7.00 per share in December, 1993. The plaintiffs seek rescission, or, in the alternative, monetary damages (including punitive damages), plus interest.

                                       A-2
SLIP-AND-FALL CASES

                                                              DAMAGES ALLEGED
                                                              ---------------

1.   JOSE ALGARIN V. RCPI, ET AL., No. 132218/94              $ 1,000,000.00

2.   CHRISTALA MAVROUDES V. RCPI, ET AL., No. 100082/93            25,000.00(2)

3.   GEORGE ALBERT SALMON AND
     MARY REDFERN V. RCPI, ET AL., No. 122720/94                7,750,000.00

4.   ESTEBAN OVALLE V. RCPI, ET AL., No. 4725/95                2,000,000.00

5.   MARILYN  LAMACCHIA V. RCPI, ET AL., No. 128649/94         20,000,000.00

6.   ROBERT MORALES V. RCPI, ET AL., No. 132388/94                750,000.00

7.   HYACINTH HARRISON V. RCPI, ET AL., No. 128826/94           1,000,000.00

8.   HYACINTH HARRISON V. RCPI, No. 113506/94                   1,000,000.00

9.   BARBARA GROSS V. RCPI, ET AL., No. 21035/94                1,000,000.00

10.  SHARON A. GEARHART V. RCPI, ET AL., No. 13598/93           2,000,000.00

11.  GERALDINE B. MARTIN, ET AL. V. RCPI. ET AL., No. 117397/94 5,000,000.00

12.  MANNY RAMOS, JR. V. RCPI, ET AL., No. 3426/94             20,000,000.00

13.  ROSA PERIFIMOS, ET AL. V. RCPI, ET AL., No. 93-032229      5,750,000.00

14.  MADELYN VANDERWEL V. RCPI, ET AL., No. 23684/93            1,000,000.00

15.  GIACOMO M. FAVIA V. RCPI, ET AL., No. 26500/94             1,000,000.00

16.  CORNELL RICHARDS V. RCPI, ET AL., No. 30435/94               500,000.00

17.  RELIANCE INSURANCE COMPANY V. RCPI ET AL, No. 94-133892      186,000.00


______________________
(2)   Plaintiff alleges at least $25,000, the full amount to be proved at trial.

                               Schedule 3.3(a)(i)

          Consents, authorizations or approvals required for execution and delivery of the Agreement.


               None.

                              Schedule 3.3(a)(ii)

         CONSENTS, AUTHORIZATIONS OR APPROVALS REQUIRED FOR PERFORMANCE
     OF AGREEMENT AND CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED THEREBY:

          1.   Approval and authorization of the Company's Stockholders.

          2. Such consents, authorizations and approvals as may be required from Goldman, Sachs Mortgage Company, as Agent under the Goldman Loan Agreement.

          3. Such consents, authorizations and approvals as may be required from Whitehall Street Real Estate Limited Partnership V or its successors and assigns under the Debenture Purchase Agreement dated as of December 18, 1994.

          4. Such consents, authorizations and approvals as may be required from the holders of the Zero Coupon Convertible Debentures Due 2007 and the Current Coupon Debentures Due 2007 pursuant to the Indenture dated as of September 15, 1985.

          5. Such consents, authorizations and approvals as may be required from Bankers Trust Company and Gary R. Vaughn as Collateral Trustee under the Collateral Trust Agreement dated as of December 29, 1994.

          6. The Bankruptcy Court's approval of RCPI's Borrower Plan in the Borrower's Chapter 11 Case and of any Plan of Reorganization in any Company Chapter 11 Case.

                                 Schedule 3.3(b)

         CONSENTS, AUTHORIZATIONS OR APPROVALS REQUIRED FOR PERFORMANCE
     OF AGREEMENT AND CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED THEREBY

          As to clauses (ii) and (iii) of Section 3.3(b):

          1.   Approval and authorization of the Company's Stockholders.

          2. Such consents, authorizations and approvals as may be required from Goldman, Sachs Mortgage Company, as Agent under the Goldman Loan Agreement.

          3. Such consents, authorizations and approvals as may be required from Whitehall Street Real Estate Limited Partnership V or its successors and assigns under the Debenture Purchase Agreement dated as of December 18, 1994.

          4. Such consents, authorizations and approvals as may be required from the holders of the Zero Coupon Convertible Debentures Due 2007 and the Current Coupon Debentures Due 2007 pursuant to the Indenture dated as of September 15, 1985.

          5. Such consents, authorizations and approvals as may be required from Bankers Trust Company and Gary R. Vaughn as Collateral Trustee under the Collateral Trust Agreement dated as of December 29, 1994.

          6. The Bankruptcy Court's approval of RCPI's Borrower Plan in the Borrower's Chapter 11 Case and of any Plan of Reorganization in any Company Chapter 11 Case.

                                 Schedule 3.5(a)

                      Deviations From GAAP in Balance Sheet


No exceptions

                                 Schedule 3.5(b)

                        INDEBTEDNESS OR OTHER LIABILITIES

          The Indebtedness or other liabilities, debts, claims or obligations appearing on Schedules 2.3(e), 2.3(f) and 3.6(a).

                                Schedule 3.5 (c)

                               Operations History

             Wholly Owned Subsidiary: Deucalion Capital Corporation

                                 Schedule 3.6(a)

                              CONTRACTS AND PERMITS


Restated Certificate of Incorporation of the Company, as amended June 15, 1988--Exhibit 3.4 to the Company's Annual Report on Form 10-K for the year ended December 31, 1988.

Debenture Purchase Agreement dated as of December 18, 1994 between the Company and Whitehall Real Estate Limited Partnership V ("Whitehall")--Exhibit 4.9 to the Company's Current Report on Form 8-K dated December 30, 1994.

Warrant Agreement dated as of December 18, 1994 between the Company and Chemical Bank, agent, relating to the issuance and sale to Whitehall of warrants to purchase shares of the Company's common stock--Exhibit 4.6 to the Company's Current Report on Form 8-K dated December 22, 1994.

Stock Appreciation Rights Agreement dated as of December 18, 1994 between the Company and Chemical Bank, agent, relating to the issuance and sale to Whitehall of stock appreciation rights exchangeable for warrants of the Company and exercisable for the Company's 14% Debentures due 2007--Exhibit 4.7 to the Company's Current Report on Form 8-K dated December 22, 1994.

Letter Agreement dated December 18, 1994 among the Company, Whitehall and Goldman, Sachs & Co. relating to board representation and other matters--Exhibit
4.8 to the Company's Current Report on Form 8-K dated December 22, 1994.

Collateral Trust Agreement dated as of December 29, 1994 among the Company, Bankers Trust Company and Gary R. Vaughan, Trustees--Exhibit 4.10 to the Company's Current Report on Form 8-K dated December 30, 1994.

Registration Rights Agreement dated as of December 29, 1994 among the Company, Goldman Sachs Mortgage Company ("GSMC") and Whitehall--Exhibit 4.11 to the Company's Current Report on Form 8-K dated December 30, 1994.

Letter amendment dated as of December 29, 1994 between the Company and Chemical Bank, warrant agent, amending the Warrant Agreement dated as of December 18, 1994 between the Company and Chemical Bank, warrant agent--Exhibit 4.12 to the Company's Current Report on Form 8-K dated December 30, 1994.

Letter amendment dated as of December 29, 1994 between the Company and Chemical Bank, SAR agent, amending the SAR Agreement dated as of December 18, 1994 between the Company and Chemical Bank, SAR agent--Exhibit 4.13 to the Company's Current Report on Form 8-K dated December 30, 1994.

Indenture dated as of September 15, 1985 between the Company and Manufacturers Hanover Trust Company, as Trustee (the "Trustee"), including the forms of Current Coupon Convertible Debenture, Zero Coupon Convertible Debenture and Floating Rate Note--Exhibit 4 to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1985.

First Supplemental Indenture dated as of December 15, 1985 between the Company and the Trustee.

Loan Agreement dated as of December 18, 1994 among the Company, the lenders parties thereto and GSMC, as agent--Exhibit 10.35 to the Company's Current Report on Form 8-K dated December 30, 1994.

Loan Agreement dated as of September 19, 1985 among the Company, RCP Associates ("Associates") and Rockefeller Center Properties ("RCP")--Exhibit 19.1 to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1985.

Consolidated Mortgage Note of Associates and RCP dated September 19, 1985--
Exhibit 19.4 to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1985.

Mortgage Note of Associates and RCP dated September 19, 1985--Exhibit 19.5 to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1985.

Letter Agreement dated September 12, 1985 among Rockefeller Group, Inc. ("RGI"), Radio City Music Hall Productions, Inc. ("RCMHP"), the Company, Goldman, Sachs & Co. and Shearson Lehman Brothers Inc., as representatives of the several Underwriters with respect to the Company's Common Stock, and Goldman Sachs International Corp. and certain other Representatives, as representatives of the several Underwriters with respect to the Company's Convertible Debentures--
Exhibit 19.8 to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1985.

Dividend Reinvestment Plan of the Company--Exhibit 10.14 to the Company's Annual Report on Form 10-K for the year ended December 31, 1985.

Amended and Restated Consolidated Mortgage and Security Agreement, dated as of December 1, 1988 among Associates, RCP and the Company--Exhibit 10.15 to the Company's Annual Report on Form 10-K for the year ended December 31, 1988.

Amended and Restated Mortgage and Security Agreement, dated as of December 1, 1988 among Associates, RCP and the Company--Exhibit 10.16 to the Company's Annual Report on Form 10-K for the year ended December 31, 1988.

Amended and Restated Assignment of Rents, dated as of December 1, 1988 among Associates, RCP and the Company--Exhibit 10.17 to the Company's Annual Report on Form 10-K for the year ended December 31, 1988.

Amended and Restated Purchase Option, dated as of December 1, 1988 among Associates, RCP and the Company--Exhibit 10.18 to the Company's Annual Report on Form 10-K for the year ended December 31, 1988.

Consent and Agreement, dated as of December 1, 1988 among Agreement, RCP and the Company--Exhibit 10.19 to the Company's Annual Report on Form 10-K for the year ended December 31, 1988.

Second Amendment dated April 6, 1993 to the Loan Agreement--Exhibit 10.22 to the Company's Current Report on Form 8-K dated April 23, 1993.

Third Amendment dated April 6, 1993 to the Loan Agreement--Exhibit 10.23 to the Company's Current Report on Form 8-K dated April 23, 1993.

Amendment to Amended and Restated Consolidated Mortgage dated as of April 6, 1993 by the Borrowers to the Company--Exhibit 10.24 to the Company's Current Report on Form 8-K dated April 23, 1993.

Amendment to Amended and Restated Mortgage dated as of April 6, 1993 by the Borrowers to the Company--Exhibit 10.25 to the Company's Current Report on Form 8-K dated April 23, 1993.

Amendment to Amended and Restated Purchase Option dated as of April 6, 1993 by the Borrowers to the Company--Exhibit 10.26 to the Company's Current Report on Form 8-K dated April 23, 1993.

Amendment to Amended and Restated Assignment of Rents, dated as of April 6, 1993 by the Borrowers to the Company--Exhibit 10.27 to the Company's Current Report on Form 8-K dated April 23, 1993.

Letter Agreement dated February 17, 1994 between the Company and RGI concerning temporary relinquishment by RGI of its right to nominate 40% of the Company's Board of Directors--Exhibit 10.33 to the Company's Current Report on Form 8-K dated February 22, 1994.

Fourth Amendment dated February 22, 1994 to the Loan Agreement--Exhibit 10.33 to the Company's Annual Report on Form 10-K for the year ended December 31, 1993.

Investment Agreement dated August 18, 1995 between the Company and Zell/Merrill Lynch Real Estate Opportunity Partners Limited Partnership III.

Letter Agreement between the Company and PaineWebber Real Estate Securities, Inc. dated as of August 11, 1995.

Employment agreement with Richard M. Scarlata, President and Chief Executive Officer.

Employment agreement with Stephanie Leggett Young, Vice President and Secretary.

Employment agreement with Janet P. King, Vice President and Treasurer.

Employment agreement with Gina Enock, Receptionist.

Employment agreement with Carol Chang, Assistant to the President.

Equipment lease agreement between the Company and M/C Leasing.

Equipment lease agreement between the Company and Sotis Business Equipment Ltd.

Equipment lease agreement between the Company and Aloha Leasing.

Office space lease between the Company and Rockefeller Center Properties.

Telecommunications service, equipment and maintenance agreement between the Company and Rockefeller Group Telecommunications Services, Inc.

Consulting Agreement between the Company and Cushman & Wakefield, Inc.

Letter of Intent between the Company and Equity Office Holdings, L.L.C.

Letter agreement between the Company and Rockefeller Group, Inc. for mail and payroll services.

Investor relations services contract between the Company and Robinson, Lake, Sawyer & Miller.

Stockwatch services contract between the Company and D.F. King & Co.

Tax services oral agreement between the Company and Cushman & Wakefield pursuant to which the Company pays $5,000 per year.

Non-disturbance Agreements as set forth on Annex A hereto.

The Company has insurance policies with Seneca Insurance Company, Reliance Insurance Company, Admiral Insurance Company, Home Insurance Company of Illinois, American International Specialty Lines Insurance Company, and Lloyds of London.

The Company is currently qualified as a foreign corporation in the State of New York.

                        Annex A to Schedule 3.6(a)
                        Non-Disturbance Agreements

                                                                   1 of 17
                                 Schedule

                                BUILDING 1             As of March 7, 1995


   TENANT NAME                 LEASE #      LEASE    TENANT PREMISES      LEASE    9 OF 17
                                             DATE                          EXP.     SQ FT
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
6th Avenue Television           1256 6th   7/12/93   Entire Building     12/31/14     3,346
d/b/a/ Television City          Ave./12




--------------------------------------------------------------------------------------------
Television City Ventures, L.P.  1/2929     7/12/93   Shop 4 on Street    12/31/14     11,077




---------------------------------------------------------------------------------------------
Television City Ventures, L.P.  1/2930     7/12/93   Shop H on Street    12/31/14     2,961





---------------------------------------------------------------------------------------------
Donovan Leisure                 1/2483     6/5/72    A on 38th Floor     9/30/09      26,677
                                                     A on 39th Floor                  28,014
                                                     A on 40th Floor                  26,718

---------------------------------------------------------------------------------------------
Chadbourne & Parke              1/2516     4/1/73    22nd Floor          To           10,011
                                                     23rd Floor          be           27,272
                                                     24th Floor          det.         28,049




---------------------------------------------------------------------------------------------
NBC                             1/2712     12/1/88   Main Lease Premises  9/30/22





---------------------------------------------------------------------------------------------


   TENANT'S NAME                      CURRENT STATUS                  FUTURE OBLIGATIONS MORTGAGE/GROUND
                                   MORTGAGE/GROUND LEASE                            LEASE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
6th Avenue Television           -   Nondisturbance Agreement          -   None
d/b/a/ Television City              (hereafter NDA) required from
                                    REIT or Tenant may terminate
                                    lease within 40 days of full
                                    execution
                                -   NDA from REIT on file

--------------------------------------------------------------------------------------------------------
Television City Ventures, L.P.  -   NDA required from REIT or         -   None
                                    tenant may terminate lease
                                    within 40 days of full execution
                                -   NDA from REIT on file

--------------------------------------------------------------------------------------------------------
Television City Ventures, L.P.  -   NDA required from REIT or         -   None
                                    tenant may terminate lease
                                    within 40 days of full execution
                                -   NDA from REIT on file


--------------------------------------------------------------------------------------------------------
Donovan Leisure                 -   NDA required from REIT            -   Subordination to future
                                    and RCP                               mortgage/ground lease subject
                                -   NDA from REIT and RCP on file         to receipt of NDA

--------------------------------------------------------------------------------------------------------
Chadbourne & Parke              -   Subordinate to the then existing  -   Subordination to future
                                    mortgage subject to receipt of        mortgage subject to receipt
                                    NDA                                   of NDA
                                -   NDA from Emigrant Savings
                                    Bank of file
                                -   NDA from RCP on file

--------------------------------------------------------------------------------------------------------
NBC                             -   NBC has the effect of a NDA       -   Subordinate to future mortgage
                                    from the REIT in the REIT             subject to receipt of NDA
                                    mortgage                          -   New ground lease would be
                                -   RCP ground lease is subordinate       subordinate since NBC lease is
                                                                          recorded.


--------------------------------------------------------------------------------------------------------

                                                                         2 of 17

                                   BUILDING 1

   TENANT NAME                 LEASE #      LEASE    TENANT PREMISES      LEASE       SQ FT
                                             DATE                          EXP.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Rockefeller Financial Services  1/2800     7/6/83    Sig. Space W        9/30/94      297
                                                     Sig. Space FF       9/30/94      481
                                                     Mezz. #46           9/30/94      1,297
                                                     54th floor          12/31/08     25,405
                                                     55th floor          12/31/08     24,155
                                                     56th floor          12/31/08     25,170

---------------------------------------------------------------------------------------------
B.E. Rock Corp.                 1/2850     8/27/85   A on Subbasement    12/31/98     1,208
                                                     Floor
                                                     A on 64th Floor                  24,335
                                                     A on 65th Floor                  20,869
                                                     B,C,H on 66th Floor              1,080


---------------------------------------------------------------------------------------------
NBC                             1/2906     2/1/90    19th floor          9/30/22      26,760
                                                     20th floor                       27,593
                                                     22nd floor                       26,336
                                                     23rd floor                       26,871

---------------------------------------------------------------------------------------------
Chadbourne & Parke              1/2925     As of     30th floor          9/30/14      33,216
                                           3/22/93   31st floor                       33,055
                                                     32nd floor                       33,523
                                                     33rd floor                       32,190
                                                     34th floor                       33,314
                                                     35th floor                       33,681
                                                     36th floor                       32,044
                                                     37th floor                       33,252

---------------------------------------------------------------------------------------------
O'Sullivan, Graev & Karbell    1/2927     5/6/92     41st Floor         9/30/09      28,032
                                                     N, B & P on        9/30/09      12,517
                                                     42nd Floor

---------------------------------------------------------------------------------------------


   TENANT NAME                        CURRENT STATUS                  FUTURE OBLIGATIONS MORTGAGE/GROUND
                                   MORTGAGE/GROUND LEASE                            LEASE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Rockefeller Financial Services  -   NDA from REIT and RCP             -   Receipt of NDA from future
                                    required                              mortgagee and ground leasor
                                -   NDA from REIT and RCP                 required
                                    on file



--------------------------------------------------------------------------------------------------------
B.E. Rock Corp.                 -   Landlord to use reasonable        -   None
                                    efforts to obtain NDA
                                    from the then existing mortgagee
                                -   No NDA file

--------------------------------------------------------------------------------------------------------
NBC                             -   NBC has the effect of a NDA       -   Subordination to future
                                    from the REIT in the REIT             mortgage subject to receipt
                                    mortgage                              of NDA
                                -   RCP ground lease is               -   New ground lease would be
                                    subordinate                           subordinate since NBC lease
                                                                          is recorded

--------------------------------------------------------------------------------------------------------
Chadbourne & Parke              -   Lease subordinate to REIT         -   Subordination to future
                                -   Lease subordinate to RCP              mortgage and ground lease
                                -   NDA from REIT on file                 subject to receipt of NDA
                                -   NDA from RCP on file
                                -   NDA from Condo Assoc. on file




--------------------------------------------------------------------------------------------------------
O'Sullivan, Graev & Karabell    -   NDA required from REIT            -   Subordination to future
                                    and RCP                               mortgage and ground lease
                                -   NDA from REIT and RCP on file         subject to receipt of NDA

--------------------------------------------------------------------------------------------------------



                                                                         3 of 17

                                   BUILDING 1

   TENANT NAME                 LEASE #      LEASE    TENANT PREMISES      LEASE       SQ FT
                                             DATE                          EXP.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Brombaugh Graves                1/2940     2/9/94    A on 44th floor     9/30/14      31,650
                                                     D,K,G on 45th floor              14,622



---------------------------------------------------------------------------------------------
Lazard Freres & Co.             1/2943    1/27/94   57th floor          10/30/11     28,798
                                                     58th floor                       29,396
                                                     59th floor                       29,396
                                                     60th floor                       30,943
                                                     61st floor                       29,940
                                                     62nd floor                       30,885


---------------------------------------------------------------------------------------------
Rubin Baum Levin Constant &      1/2952     5/27/94  28th floor          1/31/04      11,854
Friedman                                             29th floor                       34,858
                                                     Mezzanine                        2,334

---------------------------------------------------------------------------------------------
Cafe Duomo, Inc.                1/2956     9/1/94    Shop D              1/31/04     689





---------------------------------------------------------------------------------------------
Godiva Chocolatier, Inc.        1/2956     12/21/94  Shop F              12/31/04     1,379
                                                     Shop 15             12/31/95



---------------------------------------------------------------------------------------------


   TENANT'S NAME                      CURRENT STATUS                  FUTURE OBLIGATIONS MORTGAGE/GROUND
                                   MORTGAGE/GROUND LEASE                            LEASE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Brombaugh Graves                -   NDA required from REIT, Condo     -   Subordination to future
                                    Assoc. and RCP                        mortgage and ground lease
                                -   NDA from REIT, Condo Assoc.           subject to receipt of NDA,
                                    and RCP on file                       provided tenant is in occupancy
                                                                          of one entire floor
                                                                      -   Landlord to use reasonable
                                                                          efforts to obtain NDA

--------------------------------------------------------------------------------------------------------
Lazard Freres & Co.             -   Landlord to use commercially      -   Subordination to future
                                    reasonable efforts to obtain          mortgage and ground lease
                                    NDA from REIT and RCP                 subject to receipt of NDA
                                -   NDA from REIT and RCP on file




--------------------------------------------------------------------------------------------------------
Rubin Baum Levin Constant &     -   NDA required from REIT and        -   Subordination to future
Friedman                             RCP                                   mortgage and ground lease
                                -   NDA from REIT and NCP on file         subject to receipt of NDA,
                                                                          provided tenant is in
                                                                          occupancy of at least one
                                                                          entire floor

--------------------------------------------------------------------------------------------------------
Cafe Duomo, Inc.                -   Landlord to request NDA           -   Landlord to request NDA from
                                    from REIT; Tenant to pay              future mortgagee; Tenant to
                                    Landlord's                            pay Landlord's out-of-pocket
                                -   out-of-pocket expenses                expenses
                                -   NDA from REIT on file

--------------------------------------------------------------------------------------------------------
Godiva Chocolatier, Inc.        -   Landlord to request NDA from      -   None
                                    REIT
                                -   Copy of NDA required from RCP
                                -   NDA from REIT or RCP on file

--------------------------------------------------------------------------------------------------------


                                                                         4 of 17


                                   BUILDING 2

   TENANT NAME                 LEASE #      LEASE    TENANT PREMISES      LEASE       SQ FT
                                             DATE                          EXP.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Bree International              2/515      6/14/85   Shop 9              7/31/95      1,017
                                                     Shop 11



---------------------------------------------------------------------------------------------
Rodier Corp.                    2/552      6/20/94   Shops 2 and 4       Last day     1,485
                                                                         of month
                                                                         prior to
                                                                         12th
                                                                         Anniversary
                                                                         of TCD

---------------------------------------------------------------------------------------------
Prudential Securities Inc.      2/555      9/12/94   A on 2nd floor      9/30/06      17,539
                                                     V on Concourse Floor


---------------------------------------------------------------------------------------------


   TENANT NAME                        CURRENT STATUS                  FUTURE OBLIGATIONS MORTGAGE/GROUND
                                   MORTGAGE/GROUND LEASE                            LEASE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Bree International              -   Landlord to use                   -   Subordination to future
                                    reasonable efforts to obtain NDA      mortgage subject to receipt
                                    from the then existing mortgagee      of NDA
                                -   No NDA on file

--------------------------------------------------------------------------------------------------------
Rodier Corp.                    -   Landlord to request NDA from      -   Landlord to request NDA from
                                    REIT; Tenant to pay Landlord's        future mortgagee; Tenant to
                                    out of pocket expenses                pay Landlord's out of pocket
                                -   NDA from REIT on file                 expenses



--------------------------------------------------------------------------------------------------------
Prudential Securities Inc.      -   NDA required from REIT and        -   Subordination to future
                                    RCP                                   mortgage and ground lease
                                -   NDA from REIT and RCP on file         subject to receipt of NDA
                                                                      -   Landlord to use reasonable
                                                                          efforts to obtain NDA
--------------------------------------------------------------------------------------------------------


2
                                                                         5 of 17

                                   BUILDING 3

   TENANT NAME                 LEASE #      LEASE    TENANT PREMISES      LEASE       SQ FT
                                             DATE                          EXP.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Cole Huan                       3/317      7/4/89    Shops 2,4,6,8 on    4/30/05      2,707
                                                     Street Fl.
                                                     D on 2nd Floor                   1,939
                                                     B on Concourse Floor             2,151


---------------------------------------------------------------------------------------------
Christy & Viener                3/329      6/22/94   4th floor           2/28/13      16,642
                                                     5th floor                        16,642
                                                     6th floor                        12,492



---------------------------------------------------------------------------------------------
Brookstone Company, Inc.        3/330      8/2/94    Shop A              1/31/10      4,131




---------------------------------------------------------------------------------------------
Publicker Industries, Inc.      3/331      10/26/94  7th Floor           6/30/04      5,689




---------------------------------------------------------------------------------------------


   TENANT'S NAME                      CURRENT STATUS                  FUTURE OBLIGATIONS MORTGAGE/GROUND
                                   MORTGAGE/GROUND LEASE                            LEASE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Cole Huan                       -   NDA from presently existing       -   None
                                    mortgagee required
                                -   NDA from REIT on file


--------------------------------------------------------------------------------------------------------
Christy & Viener                -   NDA required from REIT and        -   Subordination to future
                                    RCP                                   mortgage and ground lease
                                -   NDA from REIT and RCP on file         subject to receipt of NDA,
                                                                          provided tenant is in
                                                                          occupancy of not less than
                                                                          25,000 rentable square feet
                                                                      -   Landlord to use reasonable
                                                                          efforts to obtain NDA

--------------------------------------------------------------------------------------------------------
Brookstone Company, Inc.        -   Landlord to request NDA from      -   Landlord to request NDA from
                                    REIT; Tenant to pay Landlord's        future mortgagee; Tenant to pay
                                    out of pocket expenses                Landlord's out of pocket
                                -   NDA from REIT on file                 expenses

--------------------------------------------------------------------------------------------------------
Publicker Industries, Inc.      -   NDA required from REIT and        -   None
                                    RCP
                                -   NDA from REIT and RCP on
                                    file

--------------------------------------------------------------------------------------------------------



                                                                         6 of 17

                                   BUILDING 5

   TENANT NAME                 LEASE #      LEASE    TENANT PREMISES      LEASE       SQ FT
                                             DATE                          EXP.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

Arthur Gensler, Jr. &           5/1233     11/3/87   5th floor           4/30/00      17,332
Associates Inc.

---------------------------------------------------------------------------------------------
The Hot Sox Company Inc.        5/1271     6/10/92   7th floor           10/31/07     17,759



---------------------------------------------------------------------------------------------
John A. Levin & Co., Inc.       5/1293     12/20/93  A on 25th Floor     9/30/04      16,968



---------------------------------------------------------------------------------------------
The Madden Corporation          5/1298     2/10/94   4th floor           12/31/05     20,231




---------------------------------------------------------------------------------------------


   TENANT'S NAME                      CURRENT STATUS                  FUTURE OBLIGATIONS MORTGAGE/GROUND
                                   MORTGAGE/GROUND LEASE                            LEASE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Arthur Gensler, Jr. &           -   NDA required from REIT            -   None
Associates Inc.                 -   NDA from REIT on file

--------------------------------------------------------------------------------------------------------
The Hot Sox Company Inc.        -   NDA required from REIT and        -   Landlord to use best efforts
                                    RCP                                   without expense to obtain NDA
                                -   No NDA from REIT or RCP on            (unless Tenant agrees to bear
                                    file                                  expenses) from future mortgagee
                                                                          and ground lessors

--------------------------------------------------------------------------------------------------------
John A. Levin & Co., Inc.       -   NDA from REIT and RCP             -   Landlord to use reasonable
                                    required                              efforts to obtain NDA from
                                -   NDA from REIT and RCP on file         future mortgagee and ground
                                                                          lessors

--------------------------------------------------------------------------------------------------------
The Madden Corporation          -   NDA required from REIT and        -   Subordination to future
                                    RCP                                   mortgage and ground lease
                                -   NDA from REIT and RCP on file         subject to receipt of NDA,
                                                                          provided tenant is in occupancy
                                                                          of at least one entire floor
                                                                      -   Landlord to use reasonable
                                                                          efforts to obtain NDA from
                                                                          future mortgagee and ground lessor
--------------------------------------------------------------------------------------------------------



                                                                         7 of 17

                                   BUILDING 5

   TENANT NAME                 LEASE #      LEASE    TENANT PREMISES      LEASE       SQ FT
                                             DATE                          EXP.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
UMB Bank and Trust              5/1302     3/14/94   8th floor-Space A   9/30/09      18,470





---------------------------------------------------------------------------------------------
M. Fabrikant & Sons, Inc.       5/1308     5/19/94   28th floor          To be        16,738
                                                     29th floor          Determ.      16,738
                                                     3rd floor                         1,409


---------------------------------------------------------------------------------------------
Japan National Tourist          5/1313     9/23/94   K on 12th Floor     8/31/09      8,070
Organization


---------------------------------------------------------------------------------------------
European American Bank          5/1314     9/27/94   F on Concourse Floor 9/30/09      7,787
                                                     D on Street Floor                (total)
                                                     H on Mezzanine Floor



---------------------------------------------------------------------------------------------


   TENANT'S NAME                      CURRENT STATUS                  FUTURE OBLIGATIONS MORTGAGE/GROUND
                                   MORTGAGE/GROUND LEASE                            LEASE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
UMB Bank and Trust              -   NDA required from REIT and        -   Subordination to future
                                    RCP                                   mortgage and ground lease
                                -   NDA from REIT and RCP on file         subject to receipt of NDA,
                                                                          provided Tenant is in occupancy
                                                                          of at least one entire floor
                                                                      -   Landlord to use reasonable
                                                                          efforts to obtain NDA

--------------------------------------------------------------------------------------------------------
M. Fabrikant & Sons, Inc.       -   NDA required from REIT and        -   Subordination to future
                                    RCP                                   mortgage and ground lease
                                -   NDA from REIT and RCP on file         subject to receipt of NDA,
                                                                          provided Tenant is in occupancy
                                                                          of at least one entire floor
                                                                      -   Landlord to use reasonable
                                                                          efforts to obtain NDA

--------------------------------------------------------------------------------------------------------
Japan National Tourist          -   None                              -   Landlord to request NDA from
Organization                                                              future mortgagee; the Tenant to
                                                                          pay the Landlord's out-of-pocket
                                                                          expenses

--------------------------------------------------------------------------------------------------------
European American Bank          -   Landlord to request NDA from      -   Landlord to request NDA from
                                    REIT; Tenant to pay the               future mortgagee; the Tenant to
                                    Landlord's out-of-pocket expenses     pay the Landlord's out-of-pocket
                                -   NDA from REIT and RCP on file         expenses


--------------------------------------------------------------------------------------------------------


                                                                         8 of 17

                                   BUILDING 6

   TENANT NAME                 LEASE #      LEASE    TENANT PREMISES      LEASE       SQ FT
                                             DATE                          EXP.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Ford Motor Company              6/2600     2/7/84    Z on 19th Floor     12/31/96     4,921





---------------------------------------------------------------------------------------------
Spears, Hensak, Saloman         6/2690     5/7/86    C on 33rd Floor     7/31/01      21,059
& Farrell, Inc.



---------------------------------------------------------------------------------------------
Bessemer Securities Corp.       6/2729     12/17/87  A on 38th Floor     9/30/05      21,772
                                                     A on 39th Floor                  21,690


---------------------------------------------------------------------------------------------
Bessemer Securities Corp.       6/2730     12/18/87  L on 37th Floor     9/30/05      9,205
                                                     D on 37th Floor                  2,093
                                                     N on 37th Floor                  3,100
                                                     A on 37th Floor                  20
                                                     E on 37th Floor                  29
                                                     B on 37th Floor                  764

---------------------------------------------------------------------------------------------
Multimedia Entertainment,       6/2818     3/25/92   E on 35th Floor     5/31/02      15,859
Inc.                                                 U on 19th Floor     3/31/98      231




---------------------------------------------------------------------------------------------


   TENANT NAME                        CURRENT STATUS                  FUTURE OBLIGATIONS MORTGAGE/GROUND
                                   MORTGAGE/GROUND LEASE                            LEASE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Ford Motor Company              -   Landlord to use all reasonable    -   Subordination to future
                                    efforts to obtain NDA from the then   mortgage subject to receipt
                                    existing mortgagee                    of NDA
                                -   NDA from Emigrant on file

--------------------------------------------------------------------------------------------------------
Spears, Hensak, Saloman         -   Landlord to use all reasonable    -   None
& Farrell, Inc.                     efforts to obtain NDA from the
                                    then existing mortgagee
                                -   No NDA on file

--------------------------------------------------------------------------------------------------------
Bessemer Securities Corp.       -   NDA from the then existing        -   Landlord to use all reasonable
                                    mortgagee required                    efforts to obtain NDA from
                                -   No NDA on file                        future mortgagee

--------------------------------------------------------------------------------------------------------
Bessemer Securities Corp.       -   NDA required from the then        -   Landlord to use reasonable
                                    existing mortgagee                     efforts to obtain NDA from
                                -   No NDA on file                        future mortgagee.




--------------------------------------------------------------------------------------------------------
Multimedia Entertainment,       -   None required                     -   The Landlord will, upon the
Inc.                                                                      Tenant's request, obtain NDA
                                                                          from the mortgagee and ground
                                                                          lessor should the Tenant take
                                                                          the entire 35th Floor or NDA
                                                                          granted by mortgagee or ground
                                                                          lessor to tenants of comparable
                                                                          space.
--------------------------------------------------------------------------------------------------------




                                                                        9 of 17

                                   BUILDING 6

   TENANT NAME                 LEASE #      LEASE    TENANT PREMISES      LEASE       SQ FT
                                             DATE                          EXP.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Stein, Zanderer, Ellenhorn      6/2836     2/11/93   A on 7th Floor      2/29/80      13,622
Frischer & Sharp




---------------------------------------------------------------------------------------------
Associated Press                6/2838     4/12/93   STG O on 22nd Floor 9/30/04      35


---------------------------------------------------------------------------------------------
Dickie Dony, Inc. d/b/a         6/2839     4/1/93    Shops 3,5 & 624     3/31/03      2,123
Golden Showcase                                      on street
                                                     Shop V on Mezz.                  773

---------------------------------------------------------------------------------------------
Banque Bruxelles Lambert        6/2843     6/18/93   CC-1 on 6th Floor   6/30/05      72
                                                     AA on 6th Floor                  32,972
                                                     CC on 6th Floor                  3,959
                                                     BB on 6th Floor                  552

---------------------------------------------------------------------------------------------


   TENANT'S NAME                      CURRENT STATUS                  FUTURE OBLIGATIONS MORTGAGE/GROUND
                                   MORTGAGE/GROUND LEASE                            LEASE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Stein, Zanderer, Ellenhorn      -   None required                     -   The Landlord will, upon the
Frischer & Sharp                                                           Tenant's request, obtain NDA
                                                                          from the mortgagee and ground
                                                                          lessor should the Tenant take
                                                                          the entire 7th Floor or NDA
                                                                          granted by mortgagee or ground
                                                                          lessor to Tenant's of comparable
                                                                          space

--------------------------------------------------------------------------------------------------------
Associated Press                -   NDA not required                  -   None
                                -   NDA from REIT and RCP on file

--------------------------------------------------------------------------------------------------------
Dickie Dony, Inc. d/b/a
Golden Showcase                 -   NDA required from REIT and RCP    -   Receipt of NDA from future
                                -   NDA from REIT and RCP on file         mortgagee and ground lessor
                                                                          required

--------------------------------------------------------------------------------------------------------
Banque Bruxelles Lambert        -   NDA required from REIT and RCP    -   Subordination to future
                                -   NDA from REIT and RCP on file         mortgage and ground lease
                                                                          subject to receipt of NDA



--------------------------------------------------------------------------------------------------------



                                                                        10 of 17

                                   BUILDING 6

   TENANT NAME                 LEASE #      LEASE    TENANT PREMISES      LEASE       SQ FT
                                             DATE                          EXP.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Davis Hoxie Faithfull &         6/2855     12/18/93  A on 28th Floor     9/30/04      21,952
Hapgood                                              G on 27th Floor                  36

---------------------------------------------------------------------------------------------
Rockefeller Center              6/2865     As of     A on 20th Floor     12/31/10     24,778
Business Center, Inc.                      12/15/93

---------------------------------------------------------------------------------------------
Reboul, MacMurray,              6/2870     As of     B on 8th Floor      9/20/12      5,964
Hewitt, Maynard &                          3/1/94    E on 9th Floor                   20,026
Kristol                                              A on 10th Floor                  26,382
                                                     A on 11th Floor                  26,464

---------------------------------------------------------------------------------------------
Swissam Inc., d/b/a             6/2891     8/10/94   Shop '638' Street   7/31/04      2,054
Movado Design Store                                  Shop 'X' Mezz




---------------------------------------------------------------------------------------------
Fashion Cafe, Inc., d/b/a       6/2892     8/22/94   Shop 'F' Street     9/30/09      6,105
Fashion Cafe                                         Shop 'K' Mezz                    2,301
                                                     Shop 'R' Concourse               2,680
                                                     Shop 'L' Subbasement             2,521


---------------------------------------------------------------------------------------------


   TENANT'S NAME                      CURRENT STATUS                  FUTURE OBLIGATIONS MORTGAGE/GROUND
                                   MORTGAGE/GROUND LEASE                            LEASE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Davis Hoxie Faithfull &         -   NDA required from REIT and RCP    -   None
Hapgood                         -   NDA from REIT and RCP on file

--------------------------------------------------------------------------------------------------------
Rockefeller Center              -   NDA required from REIT and RCP    -   None
Business Center, Inc.           -   NDA from REIT and RCI on file

--------------------------------------------------------------------------------------------------------
Reboul, MacMurray,              -   NDA required from REIT and RCP    -   Subordination to future
Hewitt, Maynard &               -   NDA from REIT and RCP on file         mortgage and ground lease
Kristol                                                                   subject to receipt of NDA




--------------------------------------------------------------------------------------------------------
Swissam Inc., d/b/a             -   Landlord will request NDA from    -   Landlord to request NDA from
Movado Design Store                 REIT; Tenant to pay Landlord's        any future mortgagee; Tenant to
                                    reasonable out of pocket expenses     pay Landlord's out of pocket
                                -   NDA from REIT on file                 expenses


--------------------------------------------------------------------------------------------------------
Fashion Cafe, Inc., d/b/a       -   Landlord will request NDA from    -   Landlord to request NDA from
Fashion Cafe                        REIT; Tenant to pay Landlord's        any future mortgagee; Tenant to
                                    out of pocket expenses                pay Landlord's out of pocket
                                -   NDA from RCP required                 expenses
                                -   NDA from REIT and RCP on file

--------------------------------------------------------------------------------------------------------


                                                                        11 of 17

                                   BUILDING 7


   TENANT NAME                 LEASE #      LEASE    TENANT PREMISES      LEASE       SQ FT
                                             DATE                          EXP.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
The Associated Press            7/563      4/12/93   B on Subway Mezz.   9/30/04      1,293
                                                     CC on Subway Mezz.               126
                                                     J on Subway Mezz.                1,344
                                                     T on Subway Mezz.                696
                                                     D on Concourse                   144
                                                     H on Concourse                   936
                                                     K on Concourse                   1,793
                                                     A on 4th Floor                   42,197
                                                     A on 5th Floor                   22,860
                                                     A on 6th Floor                   22,605
                                                     A on 7th Floor                   22,605
                                                     A on 8th Floor                   955
                                                     C on 8th Floor                   2,349
                                                     P on 8th Floor                   747
                                                     K on 8th Floor                   885
                                                     P on 8th Floor                   1,777
                                                     A on 10th Floor                  1,211
                                                     E on 10th Floor                  1,762
                                                     F on 10th Floor                  377
                                                     G on 10th Floor                  965
                                                     K on 10th Floor                  436
---------------------------------------------------------------------------------------------
50 Rock Partners                7/571      6/29/94   B on 2nd Floor      9/30/06      26,653



---------------------------------------------------------------------------------------------
NTV International Corporation   7/572      6/30/94   J on 8th Floor      9/30/04      5,166
                                                     C on 9th Floor                   6,633



---------------------------------------------------------------------------------------------
JCB International Credit        7/558      11/22/89  H on Street Level   1/31/00      4,889
Card Company, Ltd.


---------------------------------------------------------------------------------------------


   TENANT NAME                        CURRENT STATUS                  FUTURE OBLIGATIONS MORTGAGE/GROUND
                                   MORTGAGE/GROUND LEASE                            LEASE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
The Associated Press            -   NDA required from REIT and        -   Subordination to future
                                    RCP                                   mortgage subject to receipt of
                                -   NDA from REIT and RCP on file         NDA
                                                                      -   Subordination to future ground
                                                                          lease subject to Tenant's
                                                                          rights and obligations not
                                                                          being effected except to a de
                                                                          minimis amount

--------------------------------------------------------------------------------------------------------
50 Rock Partners                -   NDA required from RCP             -   Subordination to future
                                -   Landlord to use reasonable        -   mortgage subject to receipt
                                    efforts to obtain NDA from            of NDA
                                    REIT
                                -   NDA from REIT and RCP on file
--------------------------------------------------------------------------------------------------------
NTV International Corporation   -   NDA required form RCP             -   None
                                -   Landlord to request NDA from
                                    REIT
                                -   NDA from REIT and RCP on file
--------------------------------------------------------------------------------------------------------
JCB International Credit        -   Landlord to use all reasonable    -   Subordination to future
Card Company, Ltd.                  efforts to obtain NDA from the        mortgage subject to receipt
                                    then existing mortgage                of NDA.
                                -   No NDA on file
--------------------------------------------------------------------------------------------------------



                                                                        12 of 17

                                   BUILDING 8


   TENANT NAME                 LEASE #      LEASE    TENANT PREMISES      LEASE       SQ FT
                                             DATE                          EXP.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Simon & Schuster                8/67       5/1/76    C on 9th Floor      9/30/09      8,628
                                                     B on 9th Floor                   17,755
                                                     A on 10th Floor                  7,294
                                                     B on 10th Floor                  6,881
                                                     C on 10th                        10,493
                                                     D on 10th                        1,702
                                                     A on 11th                        26,363
                                                     A on 12th                        26,360
                                                     A on 13th                        26,348
                                                     A on 14th                        26,349
                                                     A on 17th                        20,250
                                                     Z-Shop 14                        3,220
                                                     P-Shop 20                        9,675
                                                     H-Sig. CM-40                     3,567
                                                     A-Sig. CM-24                     621
                                                     B-Sig. B                         16
                                                     C-Sig. C                         16
--------------------------------------------------------------------------------------------
US Shoe Corporation             8/91       6/13/85   M on Street         8/31/95      4,680
                                                     P-Sig. CM-26                     1,000
--------------------------------------------------------------------------------------------
Coordination Council for North  8/103      2/7/90    A on 2nd Floor      6/30/02      33,561
American Affairs
--------------------------------------------------------------------------------------------


   TENANT NAME                        CURRENT STATUS                  FUTURE OBLIGATIONS MORTGAGE/GROUND
                                   MORTGAGE/GROUND LEASE                            LEASE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Simon & Schuster                -   Landlord to use all reasonable    -   Subordination to future
                                    efforts to obtain NDA from then       mortgage subject to receipt of
                                    existing mortgagee                    NDA
                                -   NDA from REIT and RCP on file
--------------------------------------------------------------------------------------------------------
US Shoe Corporation             -   Landlord to use all reasonable    -   Subordination to future
                                    efforts to obtain NDA from then       mortgage subject to receipt of
                                    existing mortgagee                    NDA
                                -   No NDA on file
--------------------------------------------------------------------------------------------------------
Coordination Council for North  -   NDA required from the then        -   None
American Affairs                    existing underlying mortgage
                                -   No NDA on file
--------------------------------------------------------------------------------------------------------



                                                                        13 of 17

                                   BUILDING 8


   TENANT NAME                 LEASE #      LEASE    TENANT PREMISES      LEASE       SQ FT
                                             DATE                          EXP.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Occidental International        8/108      5/25/93   A on 16th Floor     6/30/08      26,408
Corporation


--------------------------------------------------------------------------------------------
Tristan New York, Inc.          8/110      11/19/93  Shop G              12/31/09     5,155
                                                     Shop J


--------------------------------------------------------------------------------------------
USA Networks                    8/111      12/23/93  C on 8th Floor      3/31/05      7,024
                                                     A on 8th Floor                   46,757
                                                     A on 18th Floor                  16,419
                                                     A on 19th Floor                  18,897
                                                     A on 20th Floor                  13,069
                                                     20th Floor Mezzanine             3,531
--------------------------------------------------------------------------------------------
Nine West Group, Inc. d/b/a     8/112      As of     Shop "X" Street     8/31/04      1,335
Nine West                                  6/13/94


--------------------------------------------------------------------------------------------


   TENANT'S NAME                      CURRENT STATUS                  FUTURE OBLIGATIONS MORTGAGE/GROUND
                                   MORTGAGE/GROUND LEASE                            LEASE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Occidental International        -   NDA from REIT required            -   Landlord required to use
Corporation                     -   NDA from REIT and RCP on file         reasonable efforts to obtain
                                                                          NDA from future mortgagee

--------------------------------------------------------------------------------------------------------
Tristan New York, Inc.          -   Landlord to use reasonable        -   None
                                    efforts to obtain NDA from
                                    REIT and RCP
                                -   NDA from REIT and RCP on file
--------------------------------------------------------------------------------------------------------
USA Networks                    -   Subordination to mortgage and     -   Subordination to future
                                    ground lease subject to receipt       mortgage and ground lease
                                    of NDA from RCP and REIT              subject to receipt of NDA
                                -   NDA from REIT and RCP on file
--------------------------------------------------------------------------------------------------------
Nine West Group, Inc., d/b/a    -   None required                     -   Landlord to request NDA from
Nine West                                                                 future mortgagee; the Tenant
                                                                          to pay the Landlord's out of
                                                                          pocket expenses
--------------------------------------------------------------------------------------------------------



                                                                        14 of 17

                                   BUILDING 10


   TENANT NAME                   LEASE #    LEASE    TENANT PREMISES      LEASE       SQ FT
                                             DATE                          EXP.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Robert Fleming Inc.             10/1551    12/27/84  A on 11th Floor     2/28/95      12,747


--------------------------------------------------------------------------------------------
Nordeutsche Landesbank          10/1627    4/15/91   A on 14th Floor     5/31/06      13,361
Girozentale

--------------------------------------------------------------------------------------------
Hirschfeld, Stern, Moyer &      10/1655    1/1/94    Space 'A' 20th      2/28/99      15,738
Ross, Inc.                                           Floor


--------------------------------------------------------------------------------------------
The Milburn Corporation        10/1663    9/22/94   A on 11th Floor     2/28/05      15,664


--------------------------------------------------------------------------------------------
Jacob, Medinger                 10/1664    9/12/94   D and S on 30th     9/30/09      13,144
& Finnegan                                           Floor
                                                     A on 31st Floor                   2,324

--------------------------------------------------------------------------------------------


   TENANT'S NAME                      CURRENT STATUS                  FUTURE OBLIGATIONS MORTGAGE/GROUND
                                   MORTGAGE/GROUND LEASE                            LEASE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Robert Fleming Inc.             -   Landlord to use all reasonable    -   None
                                    efforts to obtain NDA from the
                                    then existing mortgagee
                                -   No NDA on file
--------------------------------------------------------------------------------------------------------
Nordeutsche Landesbank          -   NDA from REIT and RCP required    -   Landlord to use best efforts
Girozentrale                    -   NDA from REIT and RCP on file         (w/o incurring expense) to
                                                                          obtain NDA from future
                                                                          mortgagee and ground lessor
--------------------------------------------------------------------------------------------------------
Hirschfeld, Stern, Moyer &      -   NDA from REIT and RCP required    -   None
Ross, Inc.                      -   NDA from REIT and RCP on file
--------------------------------------------------------------------------------------------------------
The Milburn  Corporation        -   NDA from REIT and RCP required    -   Landlord to use reasonable
                                -   NDA from REIT and RCP on file         efforts to obtain NDA from
                                                                          future mortgagee and ground
                                                                          lessor
--------------------------------------------------------------------------------------------------------
Jacob, Medinger                 -   Landlord to use reasonable        -   Landlord to use reasonable
& Finnegan                          efforts to obtain NDA from REIT       efforts to obtain NDA from
                                -   NDA from RCP required                 future mortgagee and ground
                                -   NDA from REIT and RCP sent to         lessor
                                    Tenant signed by REIT & Landlord
                                    but not returned by Tenant
--------------------------------------------------------------------------------------------------------



                                                                        15 of 17

                                   BUILDING 11


   TENANT NAME                   LEASE #    LEASE    TENANT PREMISES      LEASE       SQ FT
                                             DATE                          EXP.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Life Extension Institute        11/612     6/24/93   A on 4th Floor      9/30/14      40,666


--------------------------------------------------------------------------------------------
NBC                             11/615     As of     Shop 'C' Concourses 12/31/03     18,227
                                           11/1/93   Shop 'G' Street                  (Total)
                                                     Shop 'G-1' Mezz
                                                     Space 'O' Mezz
                                                     Space 'C' Mezz
                                                     Space 'C-1' 2nd
                                                     Mezz

--------------------------------------------------------------------------------------------


   TENANT NAME                        CURRENT STATUS                  FUTURE OBLIGATIONS MORTGAGE/GROUND
                                   MORTGAGE/GROUND LEASE                            LEASE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Life Extension Institute        -   NDA required from REIT and RCP    -   None
                                -   NDA from REIT and RCP on file

--------------------------------------------------------------------------------------------------------
NBC                             -   Landlord to use all reasonable    -   Subordination to future
                                    efforts to obtain NDA from REIT       mortgage subject to receipt
                                -   NDA from REIT and RCP on file         of NDA

--------------------------------------------------------------------------------------------------------



                                                                        16 of 17

                                   BUILDING 17


   TENANT NAME                  LEASE #     LEASE    TENANT PREMISES      LEASE       SQ FT
                                             DATE                          EXP.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
B. Dalton Bookseller, Inc.      17/99      2/8/77    K on Street Level   1/31/02      10,586
                                                     G on Concourse                   11,457
                                                     L on Subbasement                 3,374
                                                     A on Mezzanine                   4,844
                                                     P on Street Level                2,405
                                                     P-1 on Mezzanine                 459
--------------------------------------------------------------------------------------------
Chemical Bank                   17/116     1/8/80    W on Subbasement    12/31/00     810
                                                     J on Subbasement                 105
                                                     I on Subbasement                 3,312
                                                     H on Subbasement                 1,044
                                                     A on 2nd Floor                   26,018
                                                     A on 3rd Floor                   26,018
                                                     A on 4th Floor                   26,018
                                                     A on 5th Floor                   26,018
                                                     A on 6th Floor                   26,018
                                                     A on 7th Floor                   26,060
                                                     A on 8th Floor                   14,030
                                                     A on 9th Floor                   14,030
                                                     A on 10th Floor                  12,589
                                                     K on Subbasement                 1,484
--------------------------------------------------------------------------------------------


   TENANT NAME                        CURRENT STATUS                  FUTURE OBLIGATIONS MORTGAGE/GROUND
                                   MORTGAGE/GROUND LEASE                            LEASE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
B. Dalton Bookseller, Inc.      -   Landlord to use reasonable        -   Subordination to future
                                    efforts to obtain NDA from            mortgage subject to receipt
                                    the then existing mortgagee           of NDA
                                -   NDA from the Chase Manhattan
                                    Bank on file
--------------------------------------------------------------------------------------------------------
Chemical Bank                   -   Landlord to use reasonable        -   Subordination to future
                                    efforts to obtain NDA from            mortgage subject to receipt
                                    the then existing mortgagee           of NDA
                                -   No NDA on file
--------------------------------------------------------------------------------------------------------



                                                                        17 of 17

                                   BUILDING 17


   TENANT NAME                 LEASE #      LEASE    TENANT PREMISES      LEASE       SQ FT
                                             DATE                          EXP.
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Kinokuniya Publications         17/148     1/5/93    A on Street Level   1/31/08      3,709
                                                     P on Street Level                3,733
                                                     P on Mezzanine                   2,971
                                                     Level
                                                     D on Street Level                1,964
                                                     D on Mezzanine                   1,359
                                                     Level
--------------------------------------------------------------------------------------------
Orion Capital Corporation       17/154     5/27/94   A on the 24th Floor 5/31/04      12,121
                                                     B on the 23rd Floor


--------------------------------------------------------------------------------------------
New England Investment          17/154     5/27/94   A on the 11th Floor 12/31/10     7,129
Companies, L.P.

--------------------------------------------------------------------------------------------


   TENANT'S NAME                      CURRENT STATUS                  FUTURE OBLIGATIONS MORTGAGE/GROUND
                                   MORTGAGE/GROUND LEASE                            LEASE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Kinokuniya Publications         -   None required                     -   If NDA are granted to retail
                                                                          tenants of similar size, then
                                                                          Landlord will make reasonable
                                                                          efforts to obtain NDA from
                                                                          mortgagee and ground lessor
--------------------------------------------------------------------------------------------------------
Orion Capital Corporation       -   NDA from REIT and RCP required    -   Landlord to request NDA from
                                                                          future mortgagee and ground
                                -   NDA from REIT and RCP on file         lessor
--------------------------------------------------------------------------------------------------------
New England Investment          -   Landlord to use reasonable        -   None
Companies, L.P.                     efforts to obtain NDA from REIT
                                    and RCP
                                -   NDA from REIT or RCP on file


                                 Schedule 3.6(b)

                                Intangible Rights

The Company's rights to use its corporate name are subject to provisions in the Loan Agreement.

          Schedule 3.7

          Directors, Officers and Employees

Chairman of the Board                             Dr. Peter D. Linneman

Director                                          Benjamin D. Holloway

Director                                          William F. Murdoch, Jr.

Director                                          Peter G. Peterson

President & Chief Executive Officer               Richard M. Scarlata

Vice President & Secretary                        Stephanie Leggett Young

Vice President & Treasurer                        Janet P. King

Administrative Assistant                          Carol Chang

Administrative Assistant                          Gina M. Enock

               Schedule 3.8

               Employee Benefit Plans

The Retirement Plan for Salaried Employees of Rockefeller Group, Inc.

The Rockefeller Group Incentive Savings Plan

               Schedule 3.9

               Taxes

The Company's 1993 Form 1120 REIT has been audited by the Internal Revenue Service. To date written notification of the audit's determination has not been received.

                                  Schedule 3.10

                            No Defaults or Violations

     The Borrower has breached the Loan Agreement in numerous respects.

                                  Schedule 3.11

                                   LITIGATION
GENERAL

On January 23, 1995 Bear, Stearns & Co., Inc., and Donaldson, Lufkin & Jenrette Securities Corporation commenced an action against the Company in the Supreme Court of New York, County of New York. The plaintiffs allege that the Company breached a contract relating to the plaintiffs' provision of investment banking services to the Company. The plaintiffs seek $5,062,500 in damages, plus costs, attorneys' fees and interest.

On May 24, 1995 Jerry Krim commenced an action encaptioned Krim v. Rockefeller Center Properties, Inc. and Peter D. Linneman. On June 7, Kathy Knight and Moishe Malamud commenced an action encaptioned Knight, et al. v. Rockefeller Center Properties, Inc. and Peter D. Linneman. Both actions were filed in the United States District Court for the Southern District of New York and purport to be brought on behalf of a class of plaintiffs comprised of all persons who purchased the Company's common stock between March 20, 1995 and May 10, 1995. The complaints allege that the Company and Dr. Linneman violated the federal securities laws by their purported failure to disclose prior to May 11, 1995 that the Borrower would file for bankruptcy protection. The cases have been consolidated and the plaintiffs are seeking damages in such amount as may be proved at trial, plus costs, attorneys' fees and interest.

On July 6, 1995 Charal Investment Company, Inc. commenced a derivative action against certain of the Company's present and former directors (the "Defendant Directors") in the Court of Chancery of the State of Delaware in and for New Castle County. The Company was named as a nominal defendant. The plaintiff alleges that the Defendant Directors breached their fiduciary duties by:
(1) using commercial paper proceeds to repurchase Convertible Debentures; (2) entering into interest rate swaps; and (3) making capital distributions to stockholders. The plaintiffs seek such equitable or injunctive relief as may be appropriate and to have the Defendant Directors pay the Company damages to the extent the Company was harmed as a result of the Defendant Directors' breach of fiduciary duty, plus costs, attorneys' fees and interest.

On July 31, 1995 L.L. Capital Partners, L.P. commenced an action against the Company in the United States District Court in the Southern District of New York. The plaintiff alleges that, prior to December 1993, the Company failed to disclose its purported belief that the Rockefeller family and the Borrower's corporate parent would cease to fund the Borrower's cash flow shortfalls and that, as a result of such non-disclosure, plaintiffs were induced to purchase 700,000 shares of the Company's common stock at $7.00 per share in December, 1993. The plaintiffs seek rescission, or, in the alternative, monetary damages (including punitive damages), plus interest.

SLIP-AND-FALL CASES
                                                               DAMAGES ALLEGED
                                                               ---------------
1.   JOSE ALGARIN V. RCPI, ET AL., No. 132218/94               $ 1,000,000.00

2.   CHRISTALA MAVROUDES V. RCPI, ET AL., No. 100082/93             25,000.00(1)

3.   GEORGE ALBERT SALMON AND
     MARY REDFERN V. RCPI, ET AL., No. 122720/94                 7,750,000.00

4.   ESTEBAN OVALLE V. RCPI, ET AL., No. 4725/95                 2,000,000.00

5.   MARILYN  LAMACCHIA V. RCPI, ET AL., No. 128649/94          20,000,000.00

6.   ROBERT MORALES V. RCPI, ET AL., No. 132388/94                 750,000.00

7.   HYACINTH HARRISON V. RCPI, ET AL., No. 128826/94            1,000,000.00

8.   HYACINTH HARRISON V. RCPI, No. 113506/94                    1,000,000.00

9.   BARBARA GROSS V. RCPI, ET AL., No. 21035/94                 1,000,000.00

10.  SHARON A. GEARHART V. RCPI, ET AL., No. 13598/93            2,000,000.00

11.  GERALDINE B. MARTIN, ET AL. V. RCPI. ET AL., No. 117397/94  5,000,000.00

12.  MANNY RAMOS, JR. V. RCPI, ET AL., No. 3426/94              20,000,000.00

13.  ROSA PERIFIMOS, ET AL. V. RCPI, ET AL., No. 93-032229       5,750,000.00

14.  MADELYN VANDERWEL V. RCPI, ET AL., No. 23684/93             1,000,000.00

15.  GIACOMO M. FAVIA V. RCPI, ET AL., No. 26500/94              1,000,000.00

16.  CORNELL RICHARDS V. RCPI, ET AL., No. 30435/94                500,000.00

17.  RELIANCE INSURANCE COMPANY V. RCPI ET AL, No. 94-133892       186,000.00

______________________
(1)   Plaintiff alleges at least $25,000, the full amount to be proved at trial.

               Schedule 3.14

               Environmental Matters

None except as noted in the Phase 1 Environmental Assessment of the Property Located at Rockefeller Center dated November 4, 1994 prepared by Ambient Labs, Inc.

                                  Schedule 3.16

                                 USE OF PROCEEDS

          The proceeds shall be used to pay the obligations set forth on
Schedule 2.3(e).

                                 Schedule 4.3(a)

                      Certain Other Consents and Approvals

                                      None.

                                 Schedule 4.3(b)

                             Certain Other Conflicts

                                      None.

                               Schedule 8.2(a)(ii)

                          Form of Officers' Certificate

     To be reasonably agreed upon between the Company and EOH prior to the Closing.

                               Schedule 8.2(a)(iv)

                         Form of Secretary's Certificate

     To be reasonably agreed upon between the Company and EOH prior to the Closing.

                                 Schedule 8.3(b)

                          Form of NUREIT's Certificate

     To be reasonably agreed upon between the Company and EOH prior to the Closing.